UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08200

BRIDGEWAY FUNDS, INC.

(Exact name of registrant as specified in charter)

5615 Kirby Drive, Suite 518 Houston, Texas	77005-2448
(Address of principal executive offices)	(Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: July 1, 2008 through June 30, 2009

Item 1. Reports to Stockholders.

A no-load mutual fund family of domestic funds

Annual Report June 30, 2009

AGGRESSIVE INVESTORS 1	BRAGX
(Closed to New Investors)

AGGRESSIVE INVESTORS 2	BRAIX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors—Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

MICRO-CAP LIMITED	BRMCX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

LARGE-CAP VALUE	BRLVX

BLUE CHIP 35 INDEX	BRLIX

BALANCED	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2009*

			Annualized
Fund	June Qtr. 4/1/09 to 6/30/09	Six Months 1/1/09 to 6/30/09	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]
Aggressive Investors 1	11.86%	3.97%	-51.27%	-4.86%	5.90%	12.44%	8/5/1994	1.78%
Aggressive Investors 2	12.12%	5.82%	-49.88%	-2.75%	NA	1.36%	10/31/2001	1.17%
Ultra-Small Company	38.67%	23.04%	-19.48%	-0.82%	14.23%	15.09%	8/5/1994	1.07%
Ultra-Small Co Market	25.15%	9.03%	-23.47%	-4.24%	10.23%	8.45%	7/31/1997	0.66%	[1]
Micro-Cap Limited	24.02%	0.85%	-32.41%	-5.34%	5.89%	7.71%	6/30/1998	0.75%
Small-Cap Growth	16.37%	-1.86%	-39.35%	-4.84%	NA	-2.91%	10/31/2003	0.87%
Small-Cap Value	28.36%	4.29%	-38.15%	-1.28%	NA	-0.34%	10/31/2003	0.83%
Large-Cap Growth	13.96%	11.71%	-33.43%	-2.86%	NA	-1.47%	10/31/2003	0.71%
Large-Cap Value	13.79%	-0.71%	-26.88%	-0.71%	NA	1.24%	10/31/2003	0.80%	[1]
Blue Chip 35 Index	15.75%	4.04%	-18.77%	-2.43%	-1.87%	2.34%	7/31/1997	0.22%	[1]
Balanced	8.87%	4.51%	-11.66%	1.27%	NA	2.56%	6/30/2001	0.88%	[1]

1 Some of the Fund’s fees were waived or expenses reimbursed otherwise returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2 Expense ratios are as stated in the current prospectus. Please see financials for expense ratios as of 6/30/09.

Bridgeway Funds Returns for Calendar Years 1995 through 2008*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Aggressive Investors 1	27.10%	32.20%	18.27%	19.28%	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%
Aggressive Investors 2								-19.02%	44.01%	16.23%	18.59%	5.43%	32.19%	-55.07%
Ultra-Small Company	39.84%	29.74%	37.99%	-13.11%	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%
Ultra-Small Co Market				-1.81%	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%
Micro-Cap Limited					49.55%	6.02%	30.20%	-16.61%	66.97%	9.46%	22.55%	-2.34%	-4.97%	-41.74%
Small-Cap Growth										11.59%	18.24%	5.31%	6.87%	-43.48%
Small-Cap Value										17.33%	18.92%	12.77%	6.93%	-45.57%
Large-Cap Growth										6.77%	9.33%	4.99%	19.01%	-45.42%
Large-Cap Value										15.15%	11.62%	18.52%	4.49%	-36.83%
Blue Chip 35 Index				39.11%	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%
Balanced								-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reimbursement of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

*	Numbers with green highlight indicate periods when the Fund outperformed its primary benchmark.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2009

Dear Fellow Shareholders,

After a relentless six down-market quarters in a row, including the worst bear market in seven decades, we finally have a market reprieve. Each of our Funds, with the exception of our low volatility Balanced Fund, enjoyed double-digit returns in the June quarter. Of our eleven Funds, two beat their market benchmarks in the last quarter, seven in the January through June six-month period, and two over the full fiscal year. It was unequivocally the worst year in our fifteen year history—we are glad to have it behind us—although there were a few bright spots. Over the last decade, four of our five Funds with a ten-year track record have beaten their market benchmarks. The fifth one missed it by less than 0.2% per year.

Small stocks definitely led the way out of the recession (so far), just as they had declined farther in the heat of it. Generally speaking, the stocks that had fallen the farthest bounced back the most, and some of the financially distressed stocks really came roaring back. Some very unusual themes cropped up among our Funds and market segments. See page 2. Key among these is the fact that company-level economics are still not a significant driver of stock prices—an environment not favorable to our actively managed Funds. In some Funds, the stocks with the worst financial reports actually outperformed those with the best reports. While this can happen from time to time (e.g. the middle of calendar year 2006), the recent severity takes one’s breath away. We don’t think it can last indefinitely. We continue answering some of our shareholders’ hardest questions on page 3; see “Lack of Traction.”

In our December semi-annual report, we gave reasons and data points why we might perform well in a continued downturn and why we hope to bounce back well in a market recovery. Our companies’ lack of debt did help in the January through mid-March downturn, but held us back in the June quarter, as distressed companies came roaring back. Every stock category gets some day in the sun eventually. More details about our investment process and results for the March-June bounce-back period appear on page 4.

Interestingly, our Fund that performed outstandingly in both the downturn of the September and December quarters and the bounce-back period is based on our own proprietary index of ultra-large companies. Blue Chip 35 Index Fund had three things going for it during the fiscal year: a) a focus on “blue chip” companies, which provided some cushion in the downturn, b) our “roughly equal weighting” strategy contributes to the Fund’s lower volatility and works like a champ in a precipitous downturn and fast bounce-back market, and c) a well timed recomposition of our Index in March. Of course an extremely low expense ratio was a plus, and a twelfth year without distributing a capital gain helped shareholders in taxable accounts. See page 98 for details.

Each year we report to shareholders what we think was the worst thing to happen at Bridgeway. This year it was pretty easy to figure out. Details are on page 5.

To end our common sections on a very positive beat, Bridgeway continues its practice of using downturns to invest in our business. This strategy worked well for us in 2002. Recently we hired a new member of the investment management team and we also got a Partner back from business school (for the summer). We are also investing very significantly in technology and systems. See page 5 for details.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming—both favorable and critical. They provide us with a vital tool that helps us to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Dick Cancelmo

Elena Khoziaeva	Michael Whipple
Rasool Shaik

www.bridgeway.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

June Quarter “Bounce-back”—market highlights

As presented in the graph above, the market has bounced back nicely off the low that was set on March 9, 2009. The S&P 500 Index of large companies, for example, climbed a strong 18.1% from March 9 through the end of March, decelerating in each of the next three months of the current quarter: up 9.6% in April, 5.6% in May and up 0.2% in June. In total, it was an impressive 15.9% gain in the June 2009 quarter (3.2% calendar year-to-date), due primarily to a) hopes that domestic and international stimulus efforts are taking hold and b) re-investment into the stock market of some of the substantial money that had been sitting on the sidelines, driving up some stocks well off their lows, even if seldom to previous highs. In spite of the recent rally, we are still not even half way back to the peak levels of October 2007. Here are some of the June quarter market highlights:

•	Overall, small stocks led the market, with the Russell 2000 Index outperforming the Russell 1000 Index and S&P 500 Index by about 4% to 5%.

•

Especially within the small stock sectors, the most distressed and previously hard hit stocks performed the best by far. This was a notable disadvantage for our high turnover Funds (Ultra-Small Company and Micro-Cap Limited), our lower turnover Funds (Small-Cap Value and Small Cap Growth), and the more passively managed Ultra-Small Company Market Fund since all tend to avoid financially distressed stocks.

•

The financial sector performed best, returning 36% within the S&P 500 Index. Within this sector, those that had previously declined the most were typically the ones to bounce back the most: for example, Wells Fargo (up 71%) and Bank of America (up 94%).

•

The more conservative consumer non-cyclical sector (healthcare, food, personal products) and utilities were trailing (up about 10% each), which is typical for bounce back periods. However, these were the same sectors that had declined the least in the depth of the downturn.

•

Crude oil prices rose from about $50/barrel to $70/barrel, representing an increase of 40% from its low point. However, this fact did not translate into strong performance of energy stocks in the broader market; the energy sector of the S&P 500 appreciated 11%, significantly less than the broader market.

•

While small stocks beat large ones in the June quarter, there were no consistent trends between value and growth stocks. Growth prevailed among large stocks, value prevailed among mid-size stocks, and it was “a wash” among small stocks. The following tables are based on stock data from Morningstar.

2	Annual Report | June 30, 2009

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

•

During the June quarter, we observed significant declines in company-level financial growth rates (usually negative growth), dividend cuts, and various cost cutting strategies (layoffs, etc.). As the stock market started to recover, a lot of deep discounts started to disappear, i.e., stocks generally are becoming less discounted. The second quarter financial reports will show whether the current market bounce back is supported by a turnaround in sales and earnings.

“Lack of Traction” with Our Stock-Picking Models

The Short Version:  In aggregate, our models primarily feed off of actual economic data at the company level. Unfortunately, company level economics have not been a significant driver of stock prices recently. Based on both history and economic principles, we don’t believe this can keep up forever, but it has been dramatic recently.

Over the long term, stock prices should be correlated with the underlying economic health of a given company. The current lack of traction or “disconnect” between company fundamentals and Wall Street’s reaction/impact on stock price is at the heart of our recent underperformance. We can see this in four ways:

At the Individual Company Level.  Using Intel Corporation as an example: the company posted impressive earnings in each of the last two quarters, far exceeding Wall Street estimates, and signaling a turnaround coming off of a December low. Sequential revenues showed the most increase of any time in the last five years. Cash flows in the most recent quarter were higher than at any time in the last year and a half. Normally, these results would lead to strong if not stellar relative performance. Yet the stock price significantly lagged the S&P Information Technology Index in the June quarter and calendar year-to-date. The stock remains a model buy in our Fund.

At the Model Level.  There is no correlation between our stock-picking models and a Fund’s best and worst performers in the June quarter. For example, Aggressive Investors 2 Fund includes representatives of the same models among both our best and worst performers—no trends here. This is one indication our models are not driving our performance, which is unusual.

Outside our Investment Process Looking in.  Measured by strength of company reports relative to Wall Street earnings estimates, the best reports (“earning surprises”) on the stocks of our Aggressive Investors Funds, for example, actually underperformed the stocks with the worst reports. If this were the only factor driving prices (it’s not, but it’s an “independent” view into our process), one would have to conclude that we want more fundamentally poor-performing companies and fewer better-performing companies. Obviously, we believe this is false and this price action cannot continue indefinitely.

In Even Some of our “Sidestepping” Models. In addition to our stock-picking models, Bridgeway uses some models to avoid companies that might experience a precipitous price fall, major financial distress, or bankruptcy. In aggregate these models did work in the downturn, but didn’t in the June quarter. One even worked in reverse, as demonstrated by the graph on page 40. Ouch!

www.bridgeway.com	3

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

“Bounce-Back” Risk

The Short Version:  We certainly did bounce back from the market lows, but not by as much as we would have hoped. It was a mixed record.

From our December 2008 semi-annual report:

“One of our biggest concerns in a precipitous bear market is that we might do more poorly than the market on the way down, as we have—our first market-lagging returns in a down market year—only to have our models then rotate into more conservative stocks, which do more poorly on the way back up, if the latter also happened precipitously.”

This is the “doomsday” scenario, and from a market perspective, unfortunately it wasn’t too far off the mark. The market bounce-back—so far—has been very fast and has led company level fundamentals—not the environment that is typically friendly to our process and modeling. Several questions are appropriate:

Did we experience this problem?  In part, yes. As demonstrated in our December 2008 semi-annual report, our Funds’ companies, with the exception of Small-Cap Value Fund, held less debt than their market benchmarks. Certainly, this held back our performance some in the June quarter. Separately, fully half of one of our model’s (Bridgeway currently has a total of seventeen models) picks were in the consumer non-cyclical sector, a notoriously conservative one, after the horse had left the barn by way of the market correction.

Knowing that this was a potential problem, couldn’t Bridgeway do anything to head it off? No, or at least not without compromising our long-term strategy. First of all, we don’t engage in market timing, so we weren’t willing to “call a market bottom” and jump into more aggressive stocks. We follow the discipline of our investment process and stock picking models and don’t make “top down” or macro-economic based decisions. We think the record on market timing over the long haul is clear, for reasons we have documented in previous letters, e.g. http://www.bridgeway.com/assets/pdf/reports/Annual Report 2008.06.30 v2.pdf. However, part of our risk process fortunately did kick in, and we limited the amount of consumer non-cyclical stocks we were willing to hold in aggregate, more closely hugging the market level in these stocks. We believe this action did help considerably and significantly limited any dragging performance, especially in some of our more aggressive Funds.

What’s the record?  Did Bridgeway in fact underperform on the way back up? For the January through June 2009 timeframe and based on performance relative to our primary market benchmarks, we underperformed with four of our eleven funds. If you started counting from the exact market bottom (March 9), then it would be at least several more. (We don’t have intra-month data for the primary market benchmarks for three of our Funds, so calculating this is not straightforward.)

How do we feel about our recent performance?  After a year like 2008, we definitely would have liked to have bounced back more. We still have a lot of ground to make up. So, we don’t feel great about it. On the other hand, for this six-month period, eight of eleven of our Funds outperformed the alternative of investing in an S&P 500 Index Fund. We’re reminded not to get greedy (or aggressive outside of the scope of our Fund-specific investment objectives and strategies.) Also, given the bouce back risk above, we think we managed it well, and in a very disciplined way.

Does this mean Bridgeway will always underperform in a bear market?  Absolutely not. As highlighted in our December 2008 semi-annual report, before 2008 Bridgeway had an excellent record in down-market years. In particular, we had a very strong overall record in the 2000 through 2002 period. Also, we devote a lot of investment research to avoid underperformance in down markets: the design of our models, the design of our Funds, and our risk process.

OK, so Bridgeway does a lot of work to try not to underperform in down market years—but 2008 proves it can happen with a majority of Funds. Is the adviser doing anything to achieve a better record next time?  Yes, we’ve conducted and continue to conduct extensive research to address this. However, this is primarily as a part of our continuing research program rather than as a reaction to recent performance. So far, we’ve had a couple of “hits.” One new risk metric would have significantly reduced our exposure to commodity prices in 2008, but there is no guarantee it will work in the next recession/bear market. In fact, we guard against significantly designing our process around any one year, something we feel is poor practice from a number of standpoints.

4	Annual Report | June 30, 2009

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

With the addition of some consumer non-cyclical (especially healthcare) stocks, are the more aggressive of Bridgeway’s Funds (e.g., Aggressive Investors 1 and 2, Ultra-Small Company, and Micro-Cap Limited) no longer aggressive?  Don’t believe it. While our beta (market risk) is measurably lower than in mid-2008, it is still higher than the market.

The Worst Thing of the Fiscal Year

The Short Version:  Underperforming our primary market benchmark with a majority of our Funds in a bear market was the worst thing to happen at Bridgeway over the last year.

For the last dozen fiscal years in each annual report, Bridgeway has revealed its “worst thing of the year.” This section has become an important Bridgeway tradition. As a Fund shareholder, you are the owner and “boss,” and we think you have a right to know the negatives as well as the positives. In previous years we have discussed company turnover, trading errors, compliance issues, and Fund performance. This year’s choice for “worst thing” was pretty easy to identify: underperforming our primary market benchmark with a majority of our Funds in the worst bear market of the last seven decades. Since we give a premium to not underperforming for a full bear market year period in the design of our Funds, this “worst thing” was extremely disappointing.

For the semi-annual period (July-December 2008) corresponding to the worst of the recent bear market, only four of our eleven Funds beat their market benchmarks. Details were provided in our December 2008 semi-annual report for each Fund. The primary culprit was exposure to plummeting commodity prices. While our risk process “kicked in,” it didn’t do so at a level that protected our relative performance for these Funds.

For the full fiscal year period, only two of our eleven Funds outperformed our market benchmarks, as highlighted above. What didn’t work well in the “bounce-back” period (since mid-March) was that company level economics have not been a major factor driving stock returns—not the environment in which we expect to do our best. Nevertheless, we continue following the disciplined quantitative process that resulted in a lot of “green” years seen on page i. However, we realize we have a lot of ground to make up after 2008.

One appropriate question after a year like the recent one is, “What has Bridgeway done to address our underperformance?” One part of the answer is that we continue to conduct research with respect to additional risk methods. One method we have since instituted would have helped a lot last year, but we can’t say with assurance that it would work in a different severe recession-led bear market in the future. Also, we are not looking to redesign our whole process around a particular market—whether 2008 or any other period.

Investing for Your Financial Future—Bridgeway’s newest partner and other developments

The Short Version:  While many investment management firms are laying people off, we are using the downturn to invest for the future.

We are happy to report several positive developments on Bridgeway’s investment management team:

We welcome Sri Lakshmanan! Sri is a wonderful and amazing addition to Bridgeway’s investment management team. With over 30 years of systems analysis and programming experience, the last thirteen in our industry, Sri brings rich professional experience and maturity to our team. He is an honors graduate of the prestigious Indian Institute of Technology. Perhaps best—Sri is a great fit for Bridgeway’s unique culture. In just five months, he has made very significant contributions to reducing our data costs, improving the efficiency of the investment management process, and is currently helping to improve our “sell decisions.” Hiring Sri was part of a plan to improve our efficiency and reduce the time to create a new model (or re-engineer an old one) by more than half.

Carey is back for the summer at Bridgeway! Last September, Bridgeway sent one of our incredibly smart, high energy team members back to school. She is now halfway through Harvard Business School and has spent the summer leading several research projects. So far, one “hit,” another possible “hit,” and two “misses.” A “hit” is research we use that should improve our record, and a “miss” is a good idea that doesn’t pan out statistically. As research goes, one in four “hits” is a good record. We look forward to getting Carey back in Houston full-time next May.

www.bridgeway.com	5

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

And as for the rest of the team: John, Elena, Dick, Mike, Rasool, and Christine . . . As we celebrate our fifteenth fiscal year, we’re each a year older, more experienced, and hopefully wiser. One of the unusual things about Bridgeway’s strategy is that we pursue very strong, very long-term relationships. With good opportunities for experience, training, and development, and very low turnover, (it’s been 7 years since a member of our investment management team has left the firm), the opportunities for internal growth and strength are huge, while also building stronger business continuity.

Apart from our investments in human resources, Bridgeway also continues to invest in technology. Our major new system last year was a more advanced trade order management system. This year we are improving the efficiency of our “mid- and back-office” with new and more advanced software. We continue to work closely with our long-time IT outsourced provider to stay ahead of the increasingly complex computer capabilities. We are also continually adding to our business continuity preparedness plan (in Houston, that mostly means hurricanes, of which we’ve had more than our share in the last couple of years.)

Thanks to our Shareholders

Thanks to each partner throughout our firm, in trading, strategy, compliance, business development, operations, and our corporate foundation, who make the mission of Bridgeway possible. And especially, thanks to our Fund shareholders for your central role as an investor and our “boss.” We will never take your trust nor your investment for granted.

6	Annual Report | June 30, 2009

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www.bridgeway.com	7

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Aggressive Investors 1 Fund Shareholder,

In the midst of the June “bounce-back” quarter described on page 4, our Fund appreciated 11.86%. This was a nice absolute return, but underperformed our benchmarks. By comparison, the S&P 500 Index of large companies rose 15.93%, the Russell 2000 Index of smaller companies rose 20.69%, and the Lipper Capital Appreciation Funds Index rose 17.90%. In spite of slightly beating both market benchmarks calendar year-to-date, we hoped to bounce back more substantially after our worst calendar year on record, 2008. Overall, we do not yet see the market rewarding stocks with the strongest improving financial characteristics, the environment in which we expect to perform our best. In fact, during the June 2009 quarter the companies with the worst quarterly financial reports actually appreciated more than the companies with the best financial results. This trend is unusual indeed, and we don’t expect it to continue indefinitely. (See “Lack of Traction“ on page 3 for more details.)

For the fiscal year ended June 30, 2009, our Fund declined 51.27%. This poor result reflects four major factors: a) the worst bear market since the 1930’s, b) damaging exposure to some precipitously falling commodity prices (e.g. crude oil falling from $146/barrel in July 2008 to a low of $31/barrel in December 2008), c) unlike most other down years, the lack of one of our different stock picking models, even our most conservative “value” model, “picking up the slack” in this particular downturn, and d) the fact that actual company-level economics have not been the major determining factor in stock price movements (up or down).

The table below presents our June quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception to June 30, 2009. Our most recent fiscal year was poor enough to put us behind each of our performance benchmarks over the last five years, although we still beat our market benchmarks over the longer ten-year and life-to-date periods.

	Jun. Qtr. 4/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	10 Year 7/1/99 to 6/30/09	Life-to-Date 8/5/94 to 6/30/09

Aggressive Investors 1 Fund	11.86%	-51.27%	-4.86%	5.90%	12.44%
S&P 500 Index (large companies)	15.93%	-26.21%	-2.24%	-2.22%	6.74%
Lipper Capital Appreciation Funds Index	17.90%	-27.91%	0.35%	-0.69%	6.07%
Russell 2000 Index (small companies)	20.69%	-25.01%	-1.71%	2.38%	6.47%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2009, Aggressive Investors 1 Fund ranked 287th of 289 capital appreciation funds for the twelve months ending June 30, 2009, 207th of 213 over the last five years, 7th of 127 over the last ten years, and 1st of 53 since inception in August, 1994. These numbers and the graph below give two snapshots of our short-term decline but long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

8	Annual Report | June 30, 2009

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

Aggressive Investors 1 Fund vs. S&P 500 Index, Lipper Capital Appreciation Funds Index & Russell 2000 Index from Inception 8/5/94 to 6/30/09

Detailed Explanation of Quarterly Performance—What Worked

The Short Version:  “What goes down must come up.” OK, this is not a principle in physics or in investing generally. However, it was demonstrated strongly among both energy and financial companies in the June quarter. Part of our investment process with some of our stock-picking models tells us to hold on to stocks that have been “oversold,” or unreasonably beat up in a market or company-specific downturn. We got the benefit of this strategy in the June quarter with a number of our holdings. As measured by risk relative to the market (“beta”), our Fund’s more aggressive positioning relative to the market helped its performance for the June quarter.

Our top-five performers came from the energy and financial sectors. Each returned over 50% for the period and contributed almost two-and-a-half percent to the overall return. Unfortunately, despite some stellar returns for certain companies, many have a long way to go to reach pre sell-off levels. These are the ten best performers for the quarter ended June 30, 2009:

Rank	Description	Industry	% Gain
1	W&T Offshore Inc	Oil & Gas	63.7%
2	Aflac Inc	Insurance	60.6%
3	Massey Energy Co	Coal	53.7%
4	Weingarten Realty Investors	REITS	52.4%
5	Atwood Oceanics Inc	Oil & Gas	50.2%
6	Express Scripts Inc	Pharmaceuticals	48.9%
7	Fluor Corp	Engineering & Construction	48.5%
8	Synaptics Inc	Computers	44.4%
9	Cerner Corp	Software	41.7%
10	Tetra Tech Inc	Environmental Control	40.6%

W&T Offshore was the Fund’s top performer of the quarter (but was also among the worst performers for the year). It represents one such company that enjoyed a big bounce-back quarter, though it still trades well below its level 12 months ago. This Houston-based oil and gas exploration and production company plunged in tandem with oil prices in the second half of calendar year 2008. Although W&T’s production declined over 30% in the first quarter of the year, the company continued drilling, while raising additional liquidity to pursue potential opportunities like asset purchases and acquisitions. Some analysts believe that such liquidity and a strong history of successful operations will help W&T weather the downturn and benefit from a surge in demand in any future recovery.

www.bridgeway.com	9

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

Aflac is commonly known as the company with the duck as a mascot, but how many actually know it is the world’s largest marketer of supplemental disability insurance? Like most every company within the financial services sector, Aflac plunged in value as the credit crisis took hold and hit a 52-week low in early March before tripling its share price since (though it still trades well off its 2008 highs). Our “value” stock-picking model picked this one up on the dip, with purchases in January and March. In April, the insurance company posted a better-than-expected increase in net income (+20%), thanks in great part to premium growth in its Japanese business unit and the strength of the yen. In May, Aflac successfully raised $850 million in new 10-year notes, a sign that the once frozen credit markets have continued to thaw and some companies are able to raise much-needed funds for operational purposes. The holding contributed over two-thirds of one percent to the overall return of the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Our worst performers were comprised primarily of consumer-related stocks, including retail, healthcare, food and services. These were more conservative stocks that predictably might lag in a strong market “bounce-back.” Relative to our market benchmarks, a lack of financial stocks also hurt our relative performance, as these were the stocks with the strongest recovery in the June quarter.

Bridgeway’s investment management team refers to our biggest problem with regard to underperformance as “lack of traction” of our models. Part of the theory behind most of our models is that stock prices eventually have to follow the company-level economics (for example, earnings and cash flows). However, company financial results have not been a primary determinant of price movements in the recent environment. Long term, we believe they have to move together, so we are being patient with the discipline of our process. In the last six months, our returns have generally moved simply with the direction of our market benchmarks, leading in the March quarter and lagging in the June quarter.

Consumer stocks were among the Fund’s worst performers for the quarter, and eight of our worst performing stocks hailed from either consumer cyclical or consumer non-cyclical stocks. These ten companies cost the Fund about three percent in absolute return, even more on a relative return basis. These are the ten stocks that performed the worst in the quarter ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Myriad Genetics Inc	Biotechnology	-30.2%
2	ACI Worldwide Inc	Software	-23.2%
3	ITT Educational Services Inc	Commercial Services	-18.0%
4	American Italian Pasta Co	Food	-16.3%
5	Family Dollar Stores Inc	Retail	-15.2%
6	Corinthian Colleges Inc	Commercial Services	-13.1%
7	Panera Bread Co	Retail	-10.8%
8	Airtran Holdings Inc	Airlines	-10.5%
9	Laclede Group Inc	Gas	-10.5%
10	Apollo Group Inc	Commercial Services	-9.2%

Biotech company Myriad Genetics was the worst performer of the quarter and cost the Fund over one percent in return. In May, the firm reported first quarter sales that fell short of analysts’ expectations. While the company had reported sales growth rate of over 50% for five consecutive quarters, some analysts began reevaluating its revenue projections for the rest of the year based on the recent earnings release and the continued weakness in the economy. Late in the quarter, the company issued a dire warning about future results, as the weak labor market has forced individuals to delay certain medical procedures.

ACI Worldwide develops and markets software that supports automated electronic payments to major banks, retailers, and other processors. In May, the company surprised Wall Street analysts by reporting a quarterly loss. The weak showing was the result of lower than expected licensing fees and unfavorable currency fluctuations.

10	Annual Report | June 30, 2009

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—Companies With Positive Returns

The Short Version:  Most of our best performers for the fiscal year were purchased at lower prices after the worst part of the downturn. It’s an interesting list, but clearly not representative of the full-year performance.

For the first nine months of the fiscal year, little went right in the markets and economy, and investors had to search long and hard for success stories. Finally, the past three months have brought some renewed confidence. Most of our best-performing stocks were bought after the downturn was in motion. Technology companies, including our top-two performing stocks, fared better than those within other sectors in the downturn, as many investors believe IT expenditures may help lead a future global recovery. These are the ten-best performers for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Cerner Corp	Software	78.0%
2	Synaptics Inc	Computers	69.9%
3	Cal Dive International Inc	Oil & Gas Services	65.2%
4	Aflac Inc	Insurance	49.7%
5	Weingarten Realty Investors	REITS	49.7%
6	Atwood Oceanics Inc	Oil & Gas	42.9%
7	Helmerich & Payne Inc	Oil & Gas	36.7%
8	Symantec Corp	Internet	25.4%
9	Fluor Corp	Engineering & Construction	24.7%
10	Apollo Group Inc	Commercial Services	21.2%

Cerner Corporation was the Fund’s best performer and returned close to 80% for the year. The software company provides electronic medical information and solutions to healthcare companies and is primed to benefit from the federal stimulus package enacted early in the year. As part of the American Recovery and Reinvestment Act of 2009, $19 billion has been set aside to update medical records from paper charts to electronic storage. After its passage, Cerner’s CEO remarked that such efforts “could represent the largest opportunity in the history of the industry.” In April, the company reported strong profits on higher revenues, though management believes the true benefits of the stimulus will be realized in the quarters to come. Its stock price rose to a 52-week high in June and has looked strong since the legislation passed Congress.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Our worst performers seem like a repeat of our September and December quarter reports. Energy and materials stocks took a huge bite from our returns in these two quarters.

Over the past 12 months, commodity prices plummeted farther and faster than any time in my memory. Oil prices, for example, declined from about $146/barrel in July 2008 to about $31/barrel on the spot market in December. Needless to say, other commodities like coal, iron, and steel followed suit as global demand continued to decline and the depressed environment continued to bring down countless related companies in their tracks. All 10 holdings within the worst-performer list maintained ties to the energy, basic materials, or industrial sectors. Each lost over 75% and combined, these companies cost the Fund over 11% in return. These are the ten stocks that performed the worst for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Mechel ADR	Iron/Steel	-88.9%
2	W&T Offshore Inc	Oil & Gas	-78.2%
3	Genco Shipping & Trading Ltd	Transportation	-78.1%
4	Bucyrus International Inc	Machinery-Construction & Mining	-78.0%
5	Massey Energy Co	Coal	-78.0%
6	Arch Coal Inc	Coal	-76.3%
7	Dow Chemical Co	Chemicals	-75.6%
8	United States Steel Corp	Iron/Steel	-75.5%
9	Cliffs Natural Resources Inc	Iron/Steel	-75.4%
10	GrafTech International Ltd	Electronic Components	-75.2%

www.bridgeway.com	11

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

A year ago, Russia-based mining company Mechel seemed to have a localized problem on its hands. Prime Minister Putin reprimanded its CEO over business dealings, and analysts believed the state might begin seizing assets (a la Yukos). Rumors had Mechel being pressured to sell off certain assets to a state-controlled entity. Once the bottom fell out of the commodity markets and the bubble burst, Mechel had new troubles. The company has suffered mightily in the global recession and has seen coking coal production drop by over 75% during the first quarter of 2009. Demand continues to be weak for commodities in general. As if the economy had not generated enough problems, several class action lawsuits have been filed over the past few months. The company cost the Fund over one percent in overall return.

Top-Ten Holdings as of June 30, 2009

Healthcare-related companies highlighted our top holdings at fiscal year end and a total of four stocks comprised the list: two healthcare products and two pharmaceuticals. The risk factor in our investment process has constrained us from buying more of these companies, since they could unduly limit returns if the market continues to recover. In fact, this constraint was advantageous to our returns in the June quarter, as these stocks did underperform in the bounce-back period. This point is reflected in the next section by the fact that we are only slightly overweighted in consumer non-cyclical stocks.

Only one of our top holdings also appeared among our best quarterly performers (Synaptics). The Fund remained broadly diversified by company, as the top-ten holdings represent less than 25% of its net assets.

Rank	Description	Industry	Percent of Net Assets
1	Equinix Inc	Internet	3.2%
2	Thoratec Corp	Healthcare-Products	3.2%
3	National Oilwell Varco Inc	Oil & Gas Services	2.3%
4	American Medical Systems Holdings Inc	Healthcare-Products	2.1%
5	Sepracor Inc	Pharmaceuticals	2.1%
6	99 Cents Only Stores	Retail	2.1%
7	NewMarket Corp	Chemicals	2.0%
8	Synaptics Inc	Computers	1.9%
9	Lancaster Colony Corp	Food	1.9%
10	Bristol-Myers Squibb Co	Pharmaceuticals	1.9%

			22.7%

12	Annual Report | June 30, 2009

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2009

Over the prior few quarters, July through March, the Fund benefited from being underweighted in financials, the sector that led the market downturn. Over the past three months, however, bank stocks bounced back from their lows, and the industry jumped over 30%, hurting our relative performance. Also noteworthy is the fact that our risk management process has restricted us from owning significantly more than the market share of consumer non-cyclical stocks. However, reflecting the bear market, consumer non-cyclical stocks now comprise the largest segment of both the market and Fund.

	% of Portfolio	% S&P 500 Index	Difference
Basic Materials	4.5%	3.1%	1.4%
Communications	15.0%	11.5%	3.5%
Consumer, Cyclical	19.5%	8.5%	11.0%
Consumer, Non-cyclical	25.5%	24.4%	1.1%
Energy	7.7%	12.6%	-4.9%
Financial	7.2%	13.4%	-6.2%
Industrial	7.8%	10.0%	-2.2%
Technology	12.4%	12.5%	-0.1%
Utilities	0.0%	4.0%	-4.0%
Diversified	0.0%	0.0%	0.0%
Cash	0.4%	0.0%	0.4%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund, which remains open to current shareholders. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	13

Bridgeway Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 99.59%
Airlines - 1.68%
	AirTran Holdings, Inc.*+	314,800	$1,948,612

Apparel - 1.18%
	Warnaco Group, Inc.*	42,100	1,364,040

Banks - 1.07%
	Goldman Sachs Group, Inc.	8,400	1,238,496

Beverages - 0.99%
	Coca-Cola Enterprises, Inc.	68,700	1,143,855

Biotechnology - 2.72%
	Amgen, Inc.*	33,200	1,757,608
	Life Technologies Corp.*	33,500	1,397,620

			3,155,228

Chemicals - 3.81%
	Mosaic Co.	27,300	1,209,390
	NewMarket Corp.	33,700	2,269,021
	Potash Corp. of Saskatchewan, Inc.+	10,000	930,500

			4,408,911

Commercial Services - 3.45%
	Apollo Group, Inc., Class A*	22,500	1,600,200
	Corinthian Colleges, Inc.*+	71,500	1,210,495
	ITT Educational Services, Inc.*+	11,800	1,187,788

			3,998,483

Computers - 4.57%
	Cognizant Technology Solutions Corp., Class A*	34,800	929,160
	Diebold, Inc.	56,300	1,484,068
	Sykes Enterprises, Inc.*	35,000	633,150
	Synaptics, Inc.*+	58,200	2,249,430

			5,295,808

Distribution/Wholesale - 2.60%
	Tech Data Corp.*	36,800	1,203,728
	WW Grainger, Inc.	22,100	1,809,548

			3,013,276

Electronics - 2.11%
	FLIR Systems, Inc.*	51,400	1,159,584
	Multi-Fineline Electronix, Inc.*	60,100	1,286,140

			2,445,724

Industry	Company	Shares	Value

Engineering & Construction - 2.01%
	EMCOR Group, Inc.*	23,000	$462,760
	Fluor Corp.	36,300	1,861,827

			2,324,587

Entertainment - 1.16%
	DreamWorks Animation SKG, Inc., Class A*	48,900	1,349,151

Environmental Control - 1.54%
	Tetra Tech, Inc.*	62,300	1,784,895

Food - 5.35%
	American Italian Pasta Co., Class A*+	34,500	1,005,330
	Kraft Foods, Inc., Class A	51,700	1,310,078
	Lancaster Colony Corp.	50,800	2,238,756
	TreeHouse Foods, Inc.*	57,200	1,645,644

			6,199,808

Healthcare - Products - 5.30%
	American Medical Systems Holdings, Inc.*	157,200	2,483,760
	Thoratec Corp.*+	136,400	3,652,792

			6,136,552

Household Products/Wares - 1.15%
	Central Garden & Pet Co.*+	121,600	1,336,384

Insurance - 2.58%
	Aflac, Inc.+	64,500	2,005,305
	AmTrust Financial Services, Inc.	33,200	378,480
	Tower Group, Inc.	24,300	602,154

			2,985,939

Internet - 7.20%
	EarthLink, Inc.*+	157,200	1,164,852
	Equinix, Inc.*+	50,800	3,695,192
	Netflix, Inc.*+	27,100	1,120,314
	Symantec Corp.*	78,000	1,213,680
	United Online, Inc.	176,100	1,146,411

			8,340,449

Media - 2.27%
	Thomson Reuters Corp.+	42,700	1,251,537
	Time Warner, Inc.	54,900	1,382,931

			2,634,468

Mining - 0.72%
	Newmont Mining Corp.+	20,400	833,748

14	Annual Report | June 30, 2009

Bridgeway Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Miscellaneous Manufacturing - 1.08%
	General Electric Co.	106,300	$1,245,836

Office/Business Equipment - 0.56%
	Pitney Bowes, Inc.+	29,396	644,654

Oil & Gas - 2.72%
	Atwood Oceanics, Inc.*	72,300	1,800,993
	Diamond Offshore Drilling, Inc.+	16,300	1,353,715

			3,154,708

Oil & Gas Services - 4.96%
	Cal Dive International, Inc.*	108,000	932,040
	Dresser-Rand Group, Inc.*	32,800	856,080
	FMC Technologies, Inc.*	33,000	1,240,140
	National Oilwell Varco, Inc.*	83,200	2,717,312

			5,745,572

Packaging & Containers - 1.08%
	Rock-Tenn Co., Class A	32,700	1,247,832

Pharmaceuticals - 6.49%
	Bristol-Myers Squibb Co.	109,700	2,228,007
	Express Scripts, Inc.*+	22,800	1,567,500
	Pfizer, Inc.+	82,800	1,242,000
	Sepracor, Inc.*	143,300	2,481,956

			7,519,463

REITS - 2.53%
	BioMed Realty Trust, Inc.	118,000	1,207,140
	Weingarten Realty Investors+	119,100	1,728,141

			2,935,281

Retail - 12.88%
	99 Cents Only Stores*	178,300	2,421,314
	Advance Auto Parts, Inc.	30,600	1,269,594
	Aeropostale, Inc.*+	43,000	1,473,610
	Chipotle Mexican Grill, Inc., Class A*+	14,800	1,184,000
	Dollar Tree, Inc.*	36,400	1,532,440
	Family Dollar Stores, Inc.	39,400	1,115,020
	Home Depot, Inc.	47,500	1,122,425
	O’Reilly Automotive, Inc.*+	31,600	1,203,328
	Panera Bread Co., Class A*+	25,400	1,266,444
	Pricesmart, Inc.	68,200	1,142,350
	Texas Roadhouse, Inc., Class A*	109,400	1,193,554

			14,924,079

Savings & Loans - 1.04%
	Hudson City Bancorp, Inc.	90,600	1,204,074

Industry	Company	Shares	Value

Semiconductors - 3.30%
	Altera Corp.	63,300	$1,030,524
	Intel Corp.	100,100	1,656,655
	QLogic Corp.*	89,400	1,133,592

			3,820,771

Software - 3.99%
	Cerner Corp.*+	35,600	2,217,524
	Oracle Corp.	59,600	1,276,632
	Tyler Technologies, Inc.*+	72,400	1,130,888

			4,625,044

Telecommunications - 5.48%
	AT&T, Inc.	53,800	1,336,392
	MasTec, Inc.*+	174,200	2,041,624
	Telephone & Data Systems, Inc.	61,700	1,746,110
	Verizon Communications, Inc.	40,000	1,229,200

			6,353,326

Transportation - 0.00%
	Kirby Corp.*	20	636

TOTAL COMMON STOCKS - 99.59%			115,359,690

(Cost $114,359,052)

MONEY MARKET FUND - 0.03%

	Rate^	Shares	Value

BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.49%	37,901	37,901

TOTAL MONEY MARKET FUND - 0.03%			37,901

(Cost $37,901)

TOTAL INVESTMENTS - 99.62%			$115,397,591
(Cost $114,396,953)
Other Assets in Excess of Liabilities - 0.38%			437,363

NET ASSETS - 100.00%			$115,834,954

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2009. Total loaned securities had a market value of $27,252,764 at June 30, 2009.
^	Rate disclosed is as of June 30, 2009.

See Notes to Financial Statements.

www.bridgeway.com	15

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Aggressive Investors 2 Fund Shareholder,

In the midst of the June “bounce-back” quarter described on page 4, our Fund appreciated 12.12%. This was a nice absolute return, but underperformed our benchmarks. By comparison, the S&P 500 Index of large companies rose 15.93%, the Russell 2000 Index of smaller companies rose 20.69%, and the Lipper Capital Appreciation Funds Index rose 17.90%. In spite of slightly beating both market benchmarks calendar year-to-date, we hoped to bounce back more substantially after our worst calendar year on record, 2008. Overall, we do not yet see the market rewarding stocks with the strongest improving financial characteristics, the environment in which we expect to perform more strongly. In fact, during the June 2009 quarter, the companies with the worst quarterly financial reports actually appreciated more than the companies with the best financial results. This trend is unusual indeed, and we don’t expect it to continue indefinitely. (See “Lack of Traction“ on page 3 for more details.)

For the fiscal year ended June 30, 2009, our Fund declined 49.88%. This poor result reflects four major factors: a) the worst bear market since the 1930’s, b) damaging exposure to some precipitously falling commodity prices (e.g. crude oil falling from $146/barrel in July 2008 to a low of $31/barrel in December 2008), c) unlike most other down years, the lack of one of our different stock picking models, even our most conservative “value” model, “picking up the slack” in this particular downturn, and d) the fact that actual company-level economics have not been the major determining factor in stock price movements (up or down).

The table below presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception to June 30, 2009. Our most recent Fiscal Year was poor enough to put us behind each of our performance benchmarks over the last five years, although we continue to lead our primary market benchmark since inception.

	June Qtr. 4/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	Life-to-Date 10/31/01 to 6/30/09

Aggressive Investors 2 Fund	12.12%	-49.88%	-2.75%	1.36%
S&P 500 Index (large companies)	15.93%	-26.21%	-2.24%	0.07%
Lipper Capital Appreciation Funds Index	17.90%	-27.91%	0.35%	1.97%
Russell 2000 Index (small companies)	20.69%	-25.01%	-1.71%	3.61%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2009, Aggressive Investors 2 Fund ranked 284th of 289 capital appreciation funds for the twelve months ending June 30, 2009, 154th of 213 over the last five years, and 93rd of 179 since inception in October, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

16	Annual Report | June 30, 2009

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

Aggressive Investors 2 Fund vs. S&P 500 Index, Lipper Capital Appreciation Funds Index & Russell 2000 Index from Inception 10/31/01 to 6/30/09

Detailed Explanation of Quarterly Performance—Some Stocks (Slightly) Cushioned the Blow

The Short Version:  “What goes down must come up.” OK, this is not a principle in physics or in investing generally. However, it was demonstrated strongly among both energy and financial companies in the June quarter. Part of our investment process with some of our stock-picking models requires us to hold on to stocks that have been “oversold,” or unreasonably beat up in a market or company-specific downturn. We got the benefit of this strategy in the June quarter with a number of our holdings. As measured by risk relative to the market (“beta”), our Fund’s more aggressive positioning relative to the market helped its performance for the June 2009 quarter.

The past three months definitely proved to be a “bounce-back” quarter for companies within sectors like financial and energy, many of which had been hurt severely over the prior several quarters. Six of our top-eight performers came from those two sectors. Each returned over 50% for the period and contributed approximately two-and-a-half percent to the overall return. Unfortunately, despite some stellar returns for certain companies, many have a long way to go to reach pre sell-off levels. These are the ten-best performers for the quarter ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Swift Energy Co	Oil & Gas	128.1%
2	Woodward Governor Co	Electronics	77.1%
3	Concur Technologies Inc	Software	62.0%
4	Aflac Inc	Insurance	60.6%
5	W&T Offshore Inc	Oil & Gas	59.0%
6	Massey Energy Co	Coal	55.0%
7	Weingarten Realty Investors	REITS	52.4%
8	Atwood Oceanics Inc	Oil & Gas	50.2%
9	Fluor Corp	Engineering & Construction	48.5%
10	Synaptics Inc	Computers	44.4%

Swift Energy Company was the Fund’s top performer of the quarter and represents one such company that enjoyed a bounce-back quarter (though it still trades well below its level of 12 months ago). This Houston-based oil and gas exploration and production company plunged in value starting in July 2008, as oil prices plummeted from a peak of $146/barrel in mid-2008 to about $31 on the spot market in December. Like many smaller energy producers, Swift had been hurt by credit concerns and was forced to write down properties and implement cost-cutting measures. Still, its strong balance sheet helped it weather the storm better than others, and in May, the company reported results that beat analysts’ expectations.

www.bridgeway.com	17

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

After plummeting to a 52-week low below $5 in early March (from over $60 in July 2008), its stock price has begun a steady climb, helped by the resurgence in crude prices that pushed back toward $70/barrel during the June quarter. Swift represents one significant play that our models recognized as undervalued and due for a bounce-back. Its share price more than doubled over the past three months and contributed almost half a percent to the Fund’s return.

Aflac is commonly known as the company with the duck as a mascot, but how many actually know it is the world’s largest marketer of supplemental disability insurance? Like most every company within the financial services sector, Aflac plunged in value as the credit crisis took hold and hit a 52-week low in early March before tripling its share price since (though it still trades well off its 2008 highs). Our “value” stock-picking model picked this one up on the dip, with purchases in January and

March. In April, the insurance company posted a better-than-expected increase in net income (+20%), thanks in great part to premium growth in its Japanese business unit and the strength of the yen. In May, Aflac successfully raised $850 million in new 10-year notes, a sign that the once frozen credit markets have continued to thaw and some companies are able to raise much-needed funds for operational purposes. The holding returned over 60% during the quarter and contributed just less than half a percent to the overall return of the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Our worst performers were comprised entirely of consumer-related stocks, including retail, healthcare, food and services. With the exception of Hot Topic (a trendy retailer) and Airtran, these were more conservative stocks that predictably might lag in a strong market “bounce-back.” Relative to our market benchmarks, a lack of financial stocks also hurt our relative performance, as these were the stocks with the strongest recovery in the June quarter.

Bridgeway’s investment management team refers to our biggest problem with regard to underperformance as “lack of traction” of our models. Part of the theory behind most of our models is that stock prices eventually have to follow the company-level economics (for example, earnings and cash flows). However, company financial results have not been a primary determinant of price movements in the recent environment. Long term, we believe they have to move together, so we are being patient with the discipline of our process. In the last six months, our returns have generally moved simply with the direction of our market benchmarks, leading in the March quarter and lagging in the June quarter. These ten-worst performers cost the Fund roughly three percent in return during the three-month period:

Rank	Description	Industry	% Loss
1	HOT Topic Inc	Retail	-36.1%
2	Myriad Genetics Inc	Biotechnology	-28.8%
3	ITT Educational Services Inc	Commercial Services	-19.2%
4	American Italian Pasta Co	Food	-16.3%
5	Family Dollar Stores Inc	Retail	-15.2%
6	Corinthian Colleges Inc	Commercial Services	-15.2%
7	Panera Bread Co	Retail	-10.8%
8	Airtran Holdings Inc	Airlines	-9.3%
9	Apollo Group Inc	Commercial Services	-9.2%
10	Dollar Tree Inc	Retail	-7.8%

Sluggish consumer activity may have finally caught up with teen retailer Hot Topic, which was the Fund’s poorest performer of the quarter. After beating the economic odds with stellar sales figures since October 2008, Hot Topic reported that its April results were far below analysts’ expectations. The specialty retailer markets affordable pop culture merchandise and had benefited from strong sales of apparel and accessories related to Twilight, a teen cult-movie about vampires. However, sales began to dwindle in April as its fickle target market was forced to tighten their belts, as one of their main sources of funding (parents) struggled with economic issues. Management still believed the decrease in its stock price represented a “healthy correction” and claims that the company is well-positioned to take advantage of the back-to-school market. After doubling in value during the prior three quarters (and into April), Hot Topic stock fell over 36% over the three-month period and cost the Fund roughly a third-of-one-percent in return.

Biotech company Myriad Genetics was the worst performer of the quarter and cost the Fund over one percent in return. In May, the firm reported first quarter sales that fell short of analysts’ expectations. While the company had reported sales growth rate of

18	Annual Report | June 30, 2009

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

over 50% for five consecutive quarters, some analysts began reevaluating its revenue projections for the rest of the year based on the recent earnings release and the continued weakness in the economy. Late in the quarter, the company issued a dire warning about future results, as the weak labor market has forced individuals to delay certain medical procedures.

Detailed Explanation of Fiscal Year Performance—Companies With Positive Returns

The Short Version:  Most of our best performers for the fiscal year were purchased at lower prices after the worst part of the downturn. It’s an interesting list, but clearly not representative of the full-year performance.

For the first nine months of the fiscal year, little went right in the markets and economy, and investors had to search long and hard for success stories. Finally, the past three months brought some renewed confidence. Most of our best-performing stocks were bought after the downturn was in motion. Technology companies, including our top-two performing stocks, fared better than those within other sectors in the downturn, as many investors believe IT expenditures may help lead a future global recovery. These are the ten-best performers for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Synaptics Inc	Computers	134.3%
2	Cerner Corp	Software	81.1%
3	Weingarten Realty Investors	REITS	57.9%
4	Atwood Oceanics Inc	Oil & Gas	43.9%
5	Aflac Inc	Insurance	40.1%
6	Helmerich & Payne Inc	Oil & Gas	27.0%
7	Symantec Corp	Internet	24.8%
8	ITT Educational Services Inc	Commercial Services	22.6%
9	Apollo Group Inc	Commercial Services	21.0%
10	Intel Corp	Semiconductors	18.0%

Who needs a PC when they can use a smaller phone for virtually all services? Synaptics Inc. enhanced its business model from primarily serving notebook computer makers to providing technologies to the rapidly growing smart phone market. Following the success of the initial Apple iPhone, the company began devoting more resources to this area and currently designs touchscreen technologies that are used by Research in Motion (Blackberry), HTC, and others. Currently few companies are competing effectively against Synaptics in this market, and the results indicate as much. In April, the company reported better than expected earnings, and management predicted strong revenue growth for the rest of the year. Despite the substantial success of the relatively new product segment, Synaptics continued to service the notebook industry, and demand for those products was strong last quarter as well. In June, industry analysts raised their price targets for the company. Its stock soared over 125% during the past 12 months, and the holding contributed over a half percent to the Fund’s return.

Cerner Corporation was the Fund’s second-best performer and returned over 80% for the fiscal year. The software company provides electronic medical information and solutions to healthcare companies and is primed to benefit from the federal stimulus package enacted early in the year. As part of the American Recovery and Reinvestment Act of 2009, $19 billion has been set aside to update medical records from paper charts to electronic storage. After its passage, Cerner’s CEO remarked that such efforts “could represent the largest opportunity in the history of the industry.” In April, the company reported strong profits on higher revenues, though management believes the true benefits of the stimulus will be realized in the quarters to come. Its stock price rose to a 52-week high in June and has looked strong since the legislation passed Congress.

www.bridgeway.com	19

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Our worst performers seem like a repeat of our September and December quarter reports. Energy and materials stocks took a huge bite from our returns in these two quarters.

Over the past 12 months, commodity prices plummeted farther and faster than any time in my memory. Oil prices, for example, declined from about $146/barrel in July 2008 to about $31/barrel on the spot market in December. Needless to say, other commodities like coal, iron, and steel followed suit as global demand continued to decline and the depressed environment continued to bring down countless related companies in their tracks. Nine of the ten holdings within the worst-performer list maintained ties to the energy, basic materials, or industrial sectors. Each lost over 75% and combined, these companies cost the Fund over 10% in return. These are the ten stocks that performed the worst for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Mechel ADR	Iron/Steel	-88.7%
2	Massey Energy Co	Coal	-80.2%
3	Steel Dynamics Inc	Iron/Steel	-79.1%
4	Bucyrus International Inc	Machinery-Construction & Mining	-78.0%
5	GrafTech International Ltd	Electrical Components & Equipment	-76.8%
6	Arch Coal Inc	Coal	-76.3%
7	NII Holdings Inc	Telecommunications	-76.0%
8	Dow Chemical Co	Chemicals	-75.9%
9	Darling International Inc	Environmental Control	-75.4%
10	Cliffs Natural Resources Inc	Iron/Steel	-75.3%

A year ago, Russia-based mining company Mechel seemed to have a localized problem on its hands. Prime Minister Putin reprimanded its CEO over business dealings, and analysts believed the state might begin seizing assets (ala Yukos). Rumors had Mechel being pressured to sell off certain assets to a state-controlled entity. Once the bottom fell out of the commodity markets and the bubble burst, Mechel had new troubles. The company has suffered mightily in the global recession and has seen coking coal production drop by over 75% during the first quarter of 2009. Demand continues to be weak for commodities in general. As if the economy had not generated enough problems, several class action lawsuits have been filed over the past few months. The company cost the Fund over one percent in overall return.

Top-Ten Holdings as of June 30, 2009

The Fund remained broadly diversified at fiscal year end, as companies from technology, energy, healthcare and retail were all represented among the top holdings. Two stocks within the list also appeared among our best quarterly performers (Synaptics and Atwood Oceanics). No one company comprised more than four percent of Fund net assets. The top-ten holdings combined represented less than 25% of its total assets, conservative for our Fund by way of concentration.

Rank	Description	Industry	Percent of Net Assets
1	Equinix Inc	Internet	3.8%
2	Life Technologies Corp	Biotechnology	3.2%
3	Synaptics Inc	Computers	2.3%
4	Warnaco Group Inc	Apparel	2.1%
5	Bristol-Myers Squibb Co	Pharmaceuticals	2.1%
6	Atwood Oceanics Inc	Oil & Gas	2.0%
7	Sepracor Inc	Pharmaceuticals	2.0%
8	Earthlink Inc	Internet	2.0%
9	Tetra Tech Inc	Environmental Control	1.9%
10	National Oilwell Varco Inc	Oil & Gas Services	1.7%

			23.1%

20	Annual Report | June 30, 2009

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2009

Over the prior few quarters, July through March, the Fund benefited from being underweighted in financials, the sector that led the market downturn. Over the past three months, however, bank stocks bounced back from their lows, and the industry jumped over 30%, hurting our relative performance. Also noteworthy is the fact that our risk management process has restricted our owning significantly more than the market share of consumer non-cyclical stocks. At the end of the quarter, we were actually underweighted in these stocks. However, reflecting the bear market, consumer non-cyclical stocks do now comprise the largest segment of both the market and Fund.

	% of Portfolio	% S&P 500 Index	Difference
Basic Materials	4.0%	3.1%	0.9%
Communications	15.3%	11.5%	3.8%
Consumer, Cyclical	16.0%	8.5%	7.5%
Consumer, Non-cyclical	21.0%	24.4%	-3.4%
Energy	8.5%	12.6%	-4.1%
Financial	8.5%	13.4%	-4.9%
Industrial	9.1%	10.0%	-0.9%
Technology	15.3%	12.5%	2.8%
Utilities	1.3%	4.0%	-2.7%
Diversified	0.0%	0.0%	0.0%
Cash	1.0%	0.0%	1.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 2 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	21

Bridgeway Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 98.83%
Airlines - 1.59%
	AirTran Holdings, Inc.*+	985,300	$6,099,007

Apparel - 2.13%
	Warnaco Group, Inc.*	252,300	8,174,520

Banks - 2.14%
	BB&T Corp.+	186,800	4,105,864
	Goldman Sachs Group, Inc.	27,800	4,098,832

			8,204,696

Beverages - 0.95%
	Coca-Cola Enterprises, Inc.	218,900	3,644,685

Biotechnology - 4.57%
	Amgen, Inc.*	102,600	5,431,644
	Life Technologies Corp.*+	290,200	12,107,144

			17,538,788

Chemicals - 3.31%
	Mosaic Co.	85,300	3,778,790
	NewMarket Corp.	54,500	3,669,485
	Potash Corp. of Saskatchewan, Inc.+,#	56,699	5,275,842

			12,724,117

Commercial Services - 5.30%
	Apollo Group, Inc., Class A*	61,000	4,338,320
	Corinthian Colleges, Inc.*+	233,000	3,944,690
	DeVry, Inc.	86,300	4,318,452
	ITT Educational Services, Inc.*+	39,200	3,945,872
	Visa, Inc., Class A	61,000	3,797,860

			20,345,194

Computers - 6.53%
	Cognizant Technology
	Solutions Corp., Class A*	158,800	4,239,960
	Diebold, Inc.	151,300	3,988,268
	EMC Corp.*	470,700	6,166,170
	Sykes Enterprises, Inc.*	108,000	1,953,720
	Synaptics, Inc.*+	225,500	8,715,575

			25,063,693

Cosmetics/Personal Care - 1.01%
	Procter & Gamble Co.	75,700	3,868,270

Distribution/Wholesale - 1.04%
	Tech Data Corp.*	122,000	3,990,620

Industry	Company	Shares	Value

Electric Utilities - 1.25%
	PG&E Corp.	124,600	$4,789,624

Electronics - 1.90%
	FLIR Systems, Inc.*	244,100	5,506,896
	Woodward Governor Co.	89,390	1,769,922

			7,276,818

Engineering & Construction - 3.00%
	EMCOR Group, Inc.*	325,100	6,541,012
	Fluor Corp.	97,000	4,975,130

			11,516,142

Entertainment - 1.14%
	DreamWorks Animation SKG, Inc., Class A*	158,300	4,367,497

Environmental Control - 1.87%
	Tetra Tech, Inc.*	250,600	7,179,690

Food - 1.81%
	American Italian Pasta Co., Class A*+	105,500	3,074,270
	Kraft Foods, Inc., Class A	152,500	3,864,350

			6,938,620

Healthcare - Products - 1.30%
	Thoratec Corp.*+	186,100	4,983,758

Healthcare - Services - 0.94%
	Amedisys, Inc.*+	109,300	3,609,086

Insurance - 3.02%
	Aflac, Inc.	135,700	4,218,913
	Arthur J. Gallagher & Co.	177,100	3,779,314
	Tower Group, Inc.	145,300	3,600,534

			11,598,761

Internet - 7.52%
	EarthLink, Inc.*+	1,009,800	7,482,618
	Equinix, Inc.*+	200,500	14,584,370
	Netflix, Inc.*+	84,600	3,497,364
	Symantec Corp.*	212,900	3,312,724

			28,877,076

Media - 2.98%
	News Corp., Class A	426,000	3,880,860
	Thomson Reuters Corp.+	132,500	3,883,575
	Time Warner, Inc.	146,333	3,686,128

			11,450,563

22	Annual Report | June 30, 2009

Bridgeway Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Mining - 0.72%
	Newmont Mining Corp.	67,300	$2,750,551

Miscellaneous Manufacturing - 1.01%
	General Electric Co.	330,400	3,872,288

Office/Business Equipment - 0.37%
	Pitney Bowes, Inc.	65,600	1,438,608

Oil & Gas - 4.81%
	Atwood Oceanics, Inc.*	311,800	7,766,938
	Diamond Offshore
	Drilling, Inc.+	51,000	4,235,550
	Exxon Mobil Corp.	54,600	3,817,086
	Swift Energy Co.*	159,300	2,652,345

			18,471,919

Oil & Gas Services - 3.71%
	Dresser-Rand Group, Inc.*	143,700	3,750,570
	FMC Technologies, Inc.*+	103,100	3,874,498
	National Oilwell Varco, Inc.*	202,800	6,623,448

			14,248,516

Packaging & Containers - 1.27%
	Rock-Tenn Co., Class A	127,900	4,880,664

Pharmaceuticals - 5.09%
	Bristol-Myers Squibb Co.	395,100	8,024,481
	Pfizer, Inc.+	256,800	3,852,000
	Sepracor, Inc.*	441,400	7,645,048

			19,521,529

REITS - 2.38%
	BioMed Realty Trust, Inc.	367,300	3,757,479
	Weingarten Realty Investors+	369,600	5,362,896

			9,120,375

Retail - 10.08%
	Advance Auto Parts, Inc.	93,500	3,879,315
	Aeropostale, Inc.*+	131,000	4,489,370
	Chipotle Mexican Grill, Inc., Class A*+	46,200	3,696,000
	Dollar Tree, Inc.*	85,200	3,586,920
	Family Dollar Stores, Inc.	124,100	3,512,030
	Home Depot, Inc.	198,600	4,692,918
	O’Reilly Automotive, Inc.*+	101,200	3,853,696
	Panera Bread Co., Class A*+	68,400	3,410,424
	Target Corp.	97,200	3,836,484
	World Fuel Services Corp.	91,100	3,756,053

			38,713,210

Industry	Company	Shares	Value

Savings & Loans - 0.96%
	Hudson City Bancorp, Inc.	276,600	$3,676,014

Semiconductors - 3.03%
	Altera Corp.	216,400	3,522,992
	Intel Corp.	263,300	4,357,615
	QLogic Corp.*	297,400	3,771,032

			11,651,639

Software - 5.37%
	Cerner Corp.*+	99,000	6,166,710
	Concur Technologies, Inc.*	163,700	5,087,796
	Microsoft Corp.	219,100	5,208,007
	Oracle Corp.	195,400	4,185,468

			20,647,981

Telecommunications - 4.73%
	AT&T, Inc.	220,000	5,464,800
	MasTec, Inc.*	316,900	3,714,068
	NTT DoCoMo, Inc. - Sponsored ADR+	146,300	2,128,665
	Telephone & Data Systems, Inc.	111,367	3,151,686
	Verizon Communications, Inc.	120,400	3,699,892

			18,159,111

TOTAL COMMON STOCKS - 98.83%			379,393,630

(Cost $388,867,401)

MONEY MARKET FUND - 2.21%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.49%	8,471,097	8,471,097

TOTAL MONEY MARKET FUND - 2.21%			8,471,097

(Cost $8,471,097)

TOTAL INVESTMENTS - 101.04%			$387,864,727
(Cost $397,338,498)
Liabilities in Excess of Other Assets - (1.04)%			(4,008,270)

NET ASSETS - 100.00%			$383,856,457

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2009. Total loaned securities had a market value of $84,570,324 at June 30, 2009.
#	Security subject to call option written by the Fund.
^	Rate disclosed is as of June 30, 2009.
ADR	- American Depositary Receipt

www.bridgeway.com	23

Bridgeway Aggressive Investors 2 Fund

SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of June 30, 2009

COVERED CALL OPTION WRITTEN - (0.02)%

Company	Number of Contracts	Value
Potash Corp. of Saskatchewan, Inc.
Expiring July, 2009 at $95.00	200	$(70,000)

TOTAL COVERED CALL OPTIONS WRITTEN		$(70,000)

(Premiums received $128,842)

See Notes to Financial Statements.

24	Annual Report | June 30, 2009

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	25

Ultra-Small Company Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Ultra-Small Company Fund Shareholder,

In the midst of the June “bounce-back” quarter described on page 4, Ultra-Small Company Fund appreciated by a whopping 38.67% as small-caps (particularly ultra-small cap stocks) returned to favor over their large-cap counterparts. While far surpassing our peer index, the Lipper Micro-Cap Stock Funds Index (up 27.36%) and the Russell 2000 Index of small companies (up 20.69%), we underperformed our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (up 50.52%). Three reasons contributed to underperforming this unique benchmark of ultra-small companies: a) a dramatic quarterly rebalancing of the index (in effect “selling” some stocks to “invest” in ever smaller ones), which repositioned the index into more distressed and beat-up ultra-small stocks at a faster rate than our Fund, b) avoiding in our Fund the most financially distressed companies generally, and c) the remarkable appreciation from mid-March to early June of the most depressed ultra-small stocks—the very ones the index added in rebalancing at the end of December and March, some which were also companies our Fund tends to avoid. Overall, it was a mixed quarter in spite of strong absolute returns.

Reflecting the severe bear market of the full fiscal year, our Fund declined 19.48%, compared to declines of 12.23% for the CRSP Cap-Based Portfolio 10 Index, 24.72% for the Lipper Micro-Cap Stock Funds Index, and 25.01% for the Russell 2000 Index of small companies. Thus, we outperformed two of three of our performance benchmarks. In examining the Fund’s significant underperformance of the “CRSP 10 Index, the adviser estimated the return of the CRSP 10 Index over the course of the fiscal year without the dramatic rebalancing. This estimate indicates that the primary source of outperformance of the actual CRSP 10 Index originates from the dramatic rebalancing into distressed stocks in December and March, just in time for them to rebound wildly in the April and May time periods.

The table below presents our June quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. We continue beating each of our performance benchmarks over the longer-term ten and almost fifteen year periods. See the next page for a graph of performance from inception.

	June Qtr. 4/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	10 Year 7/1/99 to 6/30/09	Life-to-Date 8/5/94 to 6/30/09

Ultra-Small Company Fund	38.67%	-19.48%	-0.82%	14.23%	15.09%
CRSP Cap-Based Port. 10 Index	50.52%	-12.23%	-1.08%	9.56%	10.72%
Lipper Micro-Cap Stock Funds Index	27.36%	-24.72%	-3.05%	3.21%	NA
Russell 2000 Index (small companies)	20.69%	-25.01%	-1.71%	2.38%	6.47%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,367 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2009, Ultra-Small Company Fund ranked 22nd of 80 micro-cap funds for the twelve months ending June 30, 2009, 14th of 64 over the last five years, 1st of 38 over the last ten years, and 1st of 9 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

26	Annual Report | June 30, 2009

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Ultra-Small Company Fund vs. CRSP 10 Index, Lipper Micro-Cap Stock Funds Index* & Russell 2000 Index from Inception 8/5/94 to 6/30/09

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.

The Stock Market by Size: Large-Cap Dominance Returns in 2009

The Short Version:  After strong large-company stock dominating years in 2007 and 2008, small and especially ultra-small stocks came back with a vengeance in the March through June timeframe.

A primary determinant of our performance relative to most other Funds has to do with the size of the companies in which we invest. Our investment strategy is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing in ultra-small stocks. The table below reflects the recent and dramatic “bounce-back” of ultra-small stocks, as well as their strong long-term returns.

CRSP Decile[1]	Six Month 1/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Years 7/1/04 to 6/30/09	10 Years 7/1/99 to 6/30/09	83.5 Years 1/1/1926 to 6/30/09
1 (ultra-large)	1.7%	-24.9%	-2.2%	-3.1%	8.9%
2	10.8%	-27.5%	0.3%	1.7%	10.1%
3	7.7%	-31.0%	-1.1%	2.1%	10.5%
4	13.6%	-23.1%	0.6%	3.0%	10.5%
5	12.2%	-22.7%	1.7%	3.2%	11.0%
6	12.3%	-24.5%	-1.4%	3.7%	11.0%
7	11.7%	-18.5%	0.1%	3.6%	10.9%
8	17.8%	-14.1%	0.7%	5.8%	11.2%
9	19.8%	-11.1%	-1.5%	6.1%	11.3%
10 (ultra-small)	41.5%	-12.2%	-1.1%	9.6%	12.9%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Huge “Bounce-Back” of Distressed Stocks

One result of our statistical stock-picking process for this Fund is that we tend to avoid companies that could decline precipitously or go bankrupt. This factor helps dampen some of the risk inherent in investing in ultra-small stocks. Specifically, this part of our process tends to provide some cushion to the dramatic downside risk of the Fund in a bear market. Indeed, since inception, our Fund has outperformed our primary market index in four of five calendar bear market years, including 2008. However, this same phenomenon can result in some drag on performance when ultra-small stocks recover from a

www.bridgeway.com	27

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

bear market, which was true in 2003 and also in the first six months of calendar year 2009. A look at one of our “sidestepping model’s” results tells the story of our recent underperformance. This model specifically seeks to avoid companies that would suffer from downside pressure on its stock price, in line with historical data (the solid line below). By avoiding these companies, we expect to “tweak favorably” our returns relative to our primary market index of ultra-small companies, the asset class from which we choose stocks for the Fund. We think of CRSP 10 as the “pond from which we fish,” but our models do seek to avoid bringing home the “trashiest” fish from that pond. Unfortunately, unlike fish, every category of stock eventually gets its day in the sun, and the recent period was a dramatic exception, as demonstrated by the dashed line. Although avoiding these stocks worked well last year, and we believe in most market environments, this model alone hurt recent performance, costing the Fund about two and a half percentage points of return for the fiscal year as a whole.

Detailed Explanation of Quarterly Performance—Bounce-Back was the name of the game

The Short Version:  Strong stock picks among some very different industries carried the day in the June quarter. Our top-ten stocks contributed over 12% to the Fund’s return.

There were three positive “themes” in the June quarter:

1.	After strong large-company stock dominating years in 2007 and 2008, small and especially ultra-small stocks came back with a vengeance in the June quarter, and companies that had previously been hit the hardest, bounced back the most.

2.	Energy prices rebounded from a low of $31 per barrel on the spot market in December to end the June quarter at almost $70 per barrel. Energy stocks generally responded favorably, and three of our top performers hailed from this sector.

3.	We have been very “light” on financial stocks for the entire fiscal year. It hurt our performance for each of the four quarters last calendar year but helped our relative returns this quarter, as ultra-small financial stocks significantly underperformed the broader market of ultra-small stocks.

These are the ten best-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Spectrum Pharmaceuticals Inc	Pharmaceuticals	253.2%
2	Merge Healthcare Inc	Healthcare-Products	203.4%
3	Gulfport Energy Corp	Oil & Gas	195.3%
4	Wonder Auto Technology Inc	Auto Parts & Equipment	183.0%
5	Spartan Motors Inc	Auto Parts & Equipment	176.6%
6	Medifast Inc	Commercial Services	155.0%
7	Kirkland’s Inc	Retail	121.3%
8	Dawson Geophysical Co	Oil & Gas Services	121.1%
9	ChinaCast Education Corp	Commercial Services	109.4%
10	Crimson Exploration Inc	Oil & Gas	105.1%

28	Annual Report | June 30, 2009

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Spectrum Pharmaceuticals was the Fund’s top performer, and its share price tripled in value (over 200%) for the quarter. This biotech company develops and markets cancer drugs and recently acquired the rights to a non-Hodgkin’s Lymphoma therapy called Zevalin. While Zevalin showed great promise in clinical trials, it has not achieved much commercial success. Spectrum is hoping that the FDA will approve a new label in July that will potentially expand its patient base and help promote its safety features to targeted physicians. In May, the company won an arbitration dispute of $4.3 million that involved a prior joint venture regarding Zevalin. Spectrum also posted better than expected earnings and, late in the quarter, the company raised significant capital from institutional investors through a series of direct stock offerings. This single holding contributed a generous 3% to the overall return of the Fund during the past three months.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  In spite of the great list of performers above, a handful of ultra-small companies still took a bite from our returns.

Our ten worst-performers spanned ten different industries. No common themes by industry here. In aggregate they cost the Fund about three percent points of return—not too bad compared to the best performers list, but still quite a dent in relative performance, considering how strong the overall asset class of ultra-small stocks performed.

These are the ten stocks that performed the worst in the quarter ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Matrixx Initiatives Inc	Pharmaceuticals	-54.5%
2	American Caresource Holdings Inc	Commercial Services	-50.8%
3	LodgeNet Interactive Corp	Media	-36.5%
4	Presstek Inc	Machinery-Diversified	-28.7%
5	Cogdell Spencer Inc	REITS	-27.9%
6	Central Jersey Bancorp	Banks	-27.9%
7	Bidz.com Inc	Internet	-21.7%
8	CTI Industries Corp	Miscellaneous Manufacturing	-20.4%
9	Multiband Corp	Telecommunications	-20.1%
10	Integral Systems Inc	Computers	-19.1%

To show how company-specific (as opposed to industry-specific) ultra-small company performance can be, a pharmaceutical company also headed the list of poor performers during the quarter. Matrixx Initiative develops, produces, and markets over-the-counter drugs, include the cold and allergy nasal pump products sold under the Zicam brand. In June, the FDA cautioned consumers that the zinc contained within the Zicam nasal swabs could cause users a loss of smell. While management disputed the warning, it issued a voluntary recall late in the month and began to prepare for the anticipated class action lawsuits. Zicam accounts for a significant percentage of Matrixx’s sales (about 40%) and the holding cost the Fund over a percent in return for the three-month period.

Detailed Explanation of Fiscal Year Performance—Companies With Positive Returns

The Short Version:  A majority of our best performers were purchased at lower prices after the worst part of the downturn. It’s an interesting list, but clearly not representative of the full fiscal year performance.

www.bridgeway.com	29

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

For the first nine months of the fiscal year, little went right in the markets and economy so investors had to search long and hard for success stories. Finally, the past three months brought some renewed confidence. All ten of the best performing stocks more than doubled in price during the fiscal year, with much of that positive performance coming over the past three months. Our ten best-performers for the fiscal year hailed from nine different industries:

Rank	Description	Industry	% Gain
1	Spectrum Pharmaceuticals Inc	Pharmaceuticals	318.1%
2	Gulfport Energy Corp	Oil & Gas	276.9%
3	Kirkland’s Inc	Retail	237.6%
4	Spartan Motors Inc	Auto Parts & Equipment	201.8%
5	ChinaCast Education Corp	Commercial Services	170.6%
6	Merge Healthcare Inc	Healthcare-Products	151.8%
7	Wonder Auto Technology Inc	Auto Parts & Equipment	143.4%
8	North American Energy Partners Inc	Oil & Gas Services	141.3%
9	APAC Customer Services Inc	Advertising	131.9%
10	PennantPark Investment Corp	Investment Companies	131.7%

Specialty retailer Kirkland sells various home accessories throughout the US. The company had struggled over the past few years with the economic downturn impacting consumers’ ability (and desire) to spend, particularly on home furnishing items. Its price hovered around $2 to $3 a share from summer 2008 until March 2009, when some investors went bargain hunting and sought value in the depressed market. In May, Kirkland reported a quarterly profit and issued a positive outlook that earnings would exceed last year’s levels as the company benefited from a lower cost structure and improved margins. Management confirmed a shift in its business model, as the company planned to shut down over 30 stores and yet open another 15 to 20 in off-mall locations. (Location, Location, Location.) In June, Kirkland’s price surge continued and reached a multi-year high late in the fiscal year. The holding soared over 200% since our October purchase and contributed almost one percent in return to the Fund. This is an example where following the discipline of our models really worked. Lacking a disciplined quantitative process, it would have taken a lot of “steel” to buy a company in the home accessory business in the height of a severe recession.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  The recession and bear market carnage was broad based among our ultra-small stocks.

Investors had few places to hide during the fiscal year ended June 30, 2009. Over the past 12-months, the recession shifted into high gear and companies from every sector were negatively impacted. Eight diverse industries were represented in the list of poor performers for the fiscal year. Each of these ten companies lost over 70% and combined they cost the Fund over six-and-a-half percent in return.

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Loss
1	BMB Munai Inc	Oil & Gas	-85.9%
2	LIN TV Corp	Media	-79.9%
3	PC Mall Inc	Retail	-79.2%
4	China Direct Industries Inc	Commercial Services	-79.0%
5	Chyron International Corp	Electronics	-78.7%
6	Conexant Systems Inc	Semiconductors	-77.6%
7	CTI Industries Corp	Miscellaneous Manufacturing	-77.5%
8	Digital Ally Inc	Electronics	-77.2%
9	Nortech Systems Inc	Electrical Components & Equipment	-76.0%
10	Ramtron International Corp	Semiconductors	-73.5%

30	Annual Report | June 30, 2009

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Semiconductor company Conexant had been trying to reinvent itself for the past several quarters. In August 2008, the company sold its TV chip unit and continued to focus more on PC multimedia applications and broadband access. As the stock market followed the economic downturn, Conexant lost most of its value, plunging from around $6 last summer 2008 to below $1 a share by November 2008. Management warned of lower than expected earnings in both October 2008 and January 2009, and the stock reacted accordingly. The holding lost over 75% during our holding period and cost the Fund almost a percent in return.

Top-Ten Equity Holdings as of June 30, 2009

Stock selection was key during the quarter as five of our best quarterly performers also were among the top holdings (Medifast, Spectrum Pharmaceuticals, Spartan Motors, Kirkland’s and Wonder Auto Technology). Additionally, the Fund was broadly diversified, while the top holdings accounted for just over 20% of its total assets, and only one company maintained a Fund allocation of over 3%.

Rank	Description	Industry	Percent of Net Assets
1	NVE Corp	Electronics	3.1%
2	Medifast Inc	Commercial Services	2.6%
3	Clicksoftware Technologies Ltd	Internet	2.4%
4	Spectrum Pharmaceuticals Inc	Pharmaceuticals	2.3%
5	Spartan Motors Inc	Auto Parts & Equipment	1.8%
6	American Physicians Capital Inc	Insurance	1.8%
7	Kirkland’s Inc	Retail	1.8%
8	Wonder Auto Technology Inc	Auto Parts & Equipment	1.8%
9	Dollar Financial Corp	Commercial Services	1.8%
10	TeleCommunication Systems Inc	Internet	1.7%

Total			21.1%

Industry Sector Representation as of June 30, 2009

Most notable among the differences between our Fund and our primary market benchmark was our dramatic underweighting of financial stocks. Our single largest sector was consumer-non-cyclical stocks, which tend to hold up better in a downturn and lag in a market bull.

	% of Portfolio	% of CRSP 10 Index	Difference
Basic Materials	1.2%	3.3%	-2.1%
Communications	9.4%	9.4%	0.0%
Consumer, Cyclical	19.2%	12.0%	7.2%
Consumer, Non-cyclical	29.3%	22.0%	7.3%
Energy	10.5%	6.5%	4.0%
Financial	9.5%	23.7%	-14.2%
Industrial	14.0%	12.3%	1.7%
Technology	6.1%	8.4%	-2.3%
Utilities	0.8%	1.0%	-0.2%
Diversified	0.0%	1.4%	-1.4%

Total	100.0%	100.0%

www.bridgeway.com	31

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of quarter-end, June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new shareholders, but current shareholders may continue to invest directly through Bridgeway. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

32	Annual Report | June 30, 2009

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	33

Bridgeway Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 92.43%
Advertising - 0.70%
	APAC Customer Services, Inc.*+	100,000	$513,000

Airlines - 0.87%
	Hawaiian Holdings, Inc.*	106,000	638,120

Apparel - 1.93%
	Heelys, Inc.	85,000	169,150
	Oxford Industries, Inc.	107,900	1,257,035

			1,426,185

Auto Parts & Equipment - 4.30%
	China Automotive Systems, Inc.*+	89,800	493,900
	Spartan Motors, Inc.	119,668	1,355,838
	Wonder Auto Technology, Inc.*	130,000	1,316,900

			3,166,638

Banks - 0.91%
	Access National Corp.	5,000	30,150
	Alliance Finanical Corp.+	9,500	269,420
	Centrue Financial Corp.	10,000	44,300
	Community Captial Corp.	5,000	24,400
	First United Corp.	5,700	64,125
	German American Bancorp, Inc.+	8,000	115,280
	Horizon Bancorp	7,300	119,793

			667,468

Beverages - 0.48%
	Diedrich Coffee, Inc.*+	15,000	356,700

Biotechnology - 3.09%
	Dynavax Technologies Corp.*	229,200	295,668
	Insmed, Inc.*	315,600	315,600
	Oncothyreon, Inc.*+	175,209	655,282
	Repligen Corp.*	184,300	1,013,650

			2,280,200

Commercial Services - 8.04%
	Carriage Services, Inc.*	45,600	162,792
	ChinaCast Education Corp.*	40,000	284,800
	Command Security Corp.*	10,000	34,500
	Dollar Financial Corp.*	95,000	1,310,050
	ICT Group, Inc.*	34,100	297,693
	Intersections, Inc.*	20,000	92,800
	Medifast, Inc.*+	165,200	1,893,192
	PRG-Schultz International, Inc.*+	75,600	204,120

Industry	Company	Shares	Value

Commercial Services (continued)
	Providence Service Corp.*	62,700	$686,565
	The Hackett Group, Inc.*	258,900	603,237
	Transcend Services, Inc.*	22,600	358,210

			5,927,959

Computers - 1.95%
	Computer Task Group, Inc.*	70,000	427,000
	Dynamics Research Corp.*	17,000	170,170
	LaserCard Corp.*	50,000	165,500
	PAR Technology Corp.*	6,000	38,340
	TechTeam Global, Inc.*	21,600	141,264
	TransAct Technologies, Inc.*	100,000	498,000

			1,440,274

Diversified Financial Services - 0.49%
	Broadpoint Gleacher Securities, Inc.*	65,000	362,700

Electrical Components & Equipment - 1.25%
	Advanced Battery Technologies, Inc.*+	229,200	921,384

Electronics - 4.92%
	Chyron International Corp.*	24,000	30,000
	Jinpan International, Ltd.	22,400	641,536
	LaBarge, Inc.*	48,000	444,960
	NVE Corp.*+	47,100	2,289,060
	Silicom, Ltd.*+	30,000	217,800

			3,623,356

Engineering & Construction - 1.95%
	Argan, Inc.*	14,000	197,820
	VSE Corp.	47,300	1,237,368

			1,435,188

Entertainment - 2.22%
	Carmike Cinemas, Inc.	102,000	854,760
	Gaming Partners International Corp.*	13,500	68,850
	Youbet.com, Inc.*	217,000	716,100

			1,639,710

Environmental Control - 0.49%
	CECO Environmental Corp.*	40,000	159,200
	Ecology & Environment, Inc., Class A	5,900	83,898
	Sharps Compliance Corp.*	19,000	118,750

			361,848

34	Annual Report | June 30, 2009

Bridgeway Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Food - 1.20%
	Overhill Farms, Inc.*	149,600	$788,392
	The Inventure Group, Inc.*	37,800	92,988

			881,380

Forest Products & Paper - 0.96%
	Orchids Paper Products Co.*+	34,600	711,030

Gas - 0.06%
	Energy West, Inc.	5,000	44,250

Healthcare - Products - 1.60%
	American Medical Alert Corp.*	9,300	52,359
	FONAR Corp.*	3,500	6,650
	Merge Healthcare, Inc.*	83,000	356,900
	The Female Health Co.*	73,000	350,400
	Vascular Solutions, Inc.*	53,000	414,460

			1,180,769

Healthcare - Services - 4.79%
	Almost Family, Inc.*+	47,400	1,237,614
	America Service Group, Inc.*	73,000	1,173,110
	Continucare Corp.*+	71,000	165,430
	Emergent Group, Inc.	60,400	484,408
	NovaMed, Inc.*+	119,000	470,050

			3,530,612

Household Products/Wares - 0.13%
	Oil-Dri Corp. of America	6,600	98,010

Insurance - 2.72%
	American Physicians Capital, Inc.	34,450	1,349,062
	Meadowbrook Insurance Group, Inc.	83,000	541,990
	Mercer Insurance Group, Inc.	7,000	111,300

			2,002,352

Internet - 5.42%
	ClickSoftware Technologies, Ltd.*	267,600	1,766,160
	ePlus, Inc.*	11,500	167,555
	Local.com Corp.*+	67,300	228,820
	Saba Software, Inc.*+	63,000	242,550
	TeleCommunication Systems, Inc., Class A*+	178,900	1,271,979
	Zix Corp.*+	213,200	319,800

			3,996,864

Industry	Company	Shares	Value

Investment Companies - 2.48%
	Gladstone Investment Corp.	11,900	$57,477
	Kohlberg Capital Corp.	32,500	205,400
	Medallion Financial Corp.	60,000	459,000
	PennantPark Investment Corp.	102,900	730,590
	Triangle Capital Corp.+	34,173	373,169

			1,825,636

Media - 0.42%
	LodgeNet Interactive Corp.*+	38,579	131,169
	Saga Communications, Inc., Class A*	8,750	45,062
	Sinclair Broadcast Group, Inc., Class A	51,687	100,273
	WPT Enterprises, Inc.*	29,500	35,400

			311,904

Metal Fabrication - Hardware - 2.32%
	Hawk Corp., Class A*	54,500	754,825
	North American Galvanizing & Coatings, Inc.*	157,333	953,438

			1,708,263

Mining - 0.12%
	United States Lime & Minerals, Inc.*	2,100	89,082

Miscellaneous Manufacturing - 0.32%
	Portec Rail Products, Inc.	24,000	236,400

Oil & Gas - 1.98%
	Adams Resources & Energy, Inc.	18,000	308,700
	Crimson Exploration, Inc.*	30,000	120,000
	FieldPoint Petroleum Corp.*+	121,000	242,000
	Gulfport Energy Corp.*	10,900	74,665
	Royale Energy, Inc.*+	20,700	49,680
	Vanguard Natural Resources LLC+	48,500	662,995

			1,458,040

Oil & Gas Services - 7.76%
	Bolt Technology Corp.*+	80,025	899,481
	Boots & Coots, Inc.*+	586,810	815,666
	Dawson Geophysical Co.*	26,400	788,040
	Geokinetics, Inc.*	12,000	163,800
	Mitcham Industries, Inc.*+	89,800	466,062
	Natural Gas Services Group, Inc.*	84,800	1,127,840
	North American Energy Partners, Inc.*	112,800	686,952

www.bridgeway.com	35

Bridgeway Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Oil & Gas Services (continued)
	Omni Energy Services Corp.*	125,000	$262,500
	TGC Industries, Inc.*	105,000	511,350

			5,721,691

Packaging & Containers - 0.00%
	AEP Industries, Inc.*	95	2,507

Pharmaceuticals - 7.78%
	Adolor Corp.*	113,705	200,121
	BioScrip, Inc.*	178,897	1,059,070
	Cornerstone Therapeutics, Inc.*	76,900	844,362
	Hi-Tech Pharmacal Co., Inc.*	42,000	373,800
	ISTA Pharmaceuticals, Inc.*	123,300	517,860
	Lannett Co., Inc.*	11,000	75,350
	Matrixx Initiatives, Inc.*+	73,700	411,983
	Schiff Nutrition International, Inc.*	45,000	229,050
	Sciclone Pharmaceuticals, Inc.*+	125,300	320,768
	Spectrum Pharmaceuticals, Inc.*	222,800	1,704,420

			5,736,784

REITS - 1.39%
	Gladstone Commercial Corp.	30,000	388,800
	One Liberty Properties, Inc.	68,000	391,000
	PMC Commercial Trust	14,000	92,820
	UMH Properties, Inc.	18,800	149,836

			1,022,456

Retail - 8.46%
	Allion Healthcare, Inc.*	85,500	508,725
	America’s Car-Mart, Inc.*	53,800	1,102,900
	Carrols Restaurant Group, Inc.*	93,600	623,376
	Destination Maternity Corp.*	11,100	185,148
	EZCORP, Inc., Class A*	54,918	592,016
	Frisch’s Restaurants, Inc.	8,000	236,320
	Gander Mountain Co.*+	72,400	434,400
	Kirkland’s, Inc.*	109,700	1,317,497
	PetMed Express, Inc.*	34,538	519,106
	Sport Supply Group, Inc., Class A	83,000	712,970

			6,232,458

Savings & Loans - 0.78%
	Louisiana Bancorp, Inc.*	18,000	240,300
	MutualFirst Financial, Inc.	15,000	134,400
	Pulaski Financial Corp.	30,000	198,000

			572,700

Industry	Company	Shares	Value

Semiconductors - 0.25%
	GSI Technology, Inc.*	40,000	$154,400
	Richardson Electronics, Ltd.	8,950	29,267

			183,667

Software - 3.39%
	Ebix, Inc.*	29,400	920,808
	inContact, Inc.*	75,000	205,500
	Innodata Isogen, Inc.*	102,000	446,760
	Majesco Entertainment Co.*+	137,700	268,515
	Pervasive Software, Inc.*	48,600	295,974
	PLATO Learning, Inc.*	89,900	359,600

			2,497,157

Telecommunications - 2.15%
	Applied Signal Technology, Inc.	49,800	1,270,398
	Communications Systems, Inc.	10,900	106,820
	Multiband Corp.*	35,100	80,730
	Telestone Technologies Corp.*+	31,400	124,344

			1,582,292

Transportation - 1.30%
	Air Transport Services Group, Inc.*+	171,400	397,648
	USA Truck, Inc.*	41,500	561,495

			959,143

Trucking & Leasing - 0.36%
	Willis Lease Finance Corp.*	20,000	262,400

Water - 0.70%
	Artesian Resources Corp., Class A	32,600	519,318

TOTAL COMMON STOCKS - 92.43%			68,127,895

(Cost $61,015,708)

36	Annual Report | June 30, 2009

Bridgeway Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

MONEY MARKET FUNDS - 5.75%

	Rate^	Shares	Value
BlackRock Liquidity Funds TempFund Portfolio #24	0.44%	683,152	$683,152
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.49%	3,558,434	3,558,434

TOTAL MONEY MARKET FUNDS - 5.75%			4,241,586

(Cost $4,241,586)

TOTAL INVESTMENTS - 98.18%			$72,369,481
(Cost $65,257,294)
Other Assets in Excess of Liabilities - 1.82%			1,338,965

NET ASSETS - 100.00%			$73,708,446

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2009. Total loaned securities had a market value of $9,985,874 at June 30, 2009.
^	Rate disclosed is as of June 30, 2009.
LLC	- Limited Liability Co.
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	37

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the six months ended June 30, 2009, our Fund appreciated 9.03%, significantly lagging our primary market benchmark due to the combination of three factors: a) quarterly rebalancing of the Center for Research in Securities Prices (“CRSP”) Cap-Based Portfolio 10 Index (in effect “selling” some stocks to “invest” in ever smaller ones), which repositioned the Index into more distressed and beat-up ultra-small stocks at a faster rate than our Fund, b) avoiding in our Fund the most financially distressed companies generally, and c) the remarkable appreciation from mid-March to early June of the most depressed stocks—the very ones the Index added in rebalancing at the end of December and March, and some of which were also companies that our Fund tends to avoid. The CRSP Cap-Based Portfolio 10 Index was up a remarkable 41.45% in the January through June timeframe. It was a poor six months on a relative basis.

Nevertheless, we beat our secondary market benchmark, the Russell 2000 Index (up 2.64%) during the same period but lagged our peer benchmark, the Lipper Micro-Cap Stock Funds Index (up 12.98%).

For the full fiscal year ended June 30, 2009, and reflecting the severe bear market, our Fund declined 23.47%, compared to declines of 12.23% for the CRSP Cap-Based Portfolio 10 Index, 24.72% for the Lipper Micro-Cap Stock Funds Index, and 25.01% for the Russell 2000 Index of small companies. Thus, we outperformed two of three of our performance benchmarks. In examining the Fund’s significant underperformance of the CRSP 10 Index, the adviser estimated the return of the CRSP 10 Index over the course of the fiscal year had the dramatic rebalancing not occurred. This estimate indicates that the primary source of outperformance of the actual CRSP 10 Index originates from the dramatic rebalancing into distressed stocks in December and March, just in time for them to rebound wildly in the April and May time periods. Overall, we were happy to have provided a cushion of 8.09% in the July through December 2008 timeframe—our Fund declined 29.81% versus CRSP 10’s decline of 37.90%—but are disappointed to have lagged by more than this amount in the bounce-back period of January through June 2009.

The table below presents our June quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception.

	June Qtr 4/1/09 to 6/30/09	Six Month 1/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	10 Year 7/1/99 to 6/30/09	Life-to-Date 7/31/97 to 6/30/09

Ultra-Small Company Market Fund	25.15%	9.03%	-23.47%	-4.24%	10.23%	8.45%
CRSP Cap-Based Port. 10 Index	50.52%	41.45%	-12.23%	-1.08%	9.56%	8.47%
Lipper Micro-Cap Stock Funds Index	27.36%	12.98%	-24.72%	-3.05%	3.21%	3.79%
Russell 2000 Index (small companies)	20.69%	2.64%	-25.01%	-1.71%	2.38%	3.04%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,367 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2009, Ultra-Small Company Market Fund ranked 43rd of 80 micro-cap funds for the twelve months ending June 30, 2009, 51st of 64 over the last five years, 5th of 38 over the last ten years, and 6th of 27 since inception in July 1997. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

38	Annual Report | June 30, 2009

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

Ultra-Small Company Market Fund vs. CRSP 10 Index, Lipper Micro-Cap Stock Funds Index & Russell 2000 Index from Inception 7/31/97 to 6/30/09

The Stock Market by Size: Small-Cap Dominance Returns in 2009

The Short Version:  After strong large-company stocks dominating years in 2007 and 2008, small and especially ultra-small stocks came back with a vengeance in the March through June timeframe.

A primary determinant of our performance relative to most other Funds has to do with the size of the companies in which we invest. Our investment strategy is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing in ultra-small stocks. The table below reflects the recent and dramatic “bounce back” of ultra-small stocks, as well as their strong long-term returns.

CRSP Decile[1]	Six Month 1/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Years 7/1/04 to 6/30/09	10 Years 7/1/99 to 6/30/09	83.5 Years 1/1/1926 to 6/30/09
1 (ultra-large)	1.7%	-24.9%	-2.2%	-3.1%	8.9%
2	10.8%	-27.5%	0.3%	1.7%	10.1%
3	7.7%	-31.0%	-1.1%	2.1%	10.5%
4	13.6%	-23.1%	0.6%	3.0%	10.5%
5	12.2%	-22.7%	1.7%	3.2%	11.0%
6	12.3%	-24.5%	-1.4%	3.7%	11.0%
7	11.7%	-18.5%	0.1%	3.6%	10.9%
8	17.8%	-14.1%	0.7%	5.8%	11.2%
9	19.8%	-11.1%	-1.5%	6.1%	11.3%
10 (ultra-small)	41.5%	-12.2%	-1.1%	9.6%	12.9%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Huge “Bounce-Back” of Distressed Stocks

The Short Version:  Some of the stocks we usually want to avoid (for risk of bankruptcy or precipitous fall), actually came roaring back in the recent quarter.

The Adviser employs several models to “sidestep” companies it believes could decline precipitously or go bankrupt. We believe this strategy “tweaks” the risk structure of the Fund favorably (see next section), relative to the asset class, without damaging long-term returns. Specifically, we expect to provide some cushion to the dramatic downside risk of the Fund. We

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Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

have been successful along these lines in each down year since inception of our Fund, including calendar year 2008, when ultra-small stocks plummeted. As a result of this strategy, we expect to underperform our primary market index in dramatic market climbs, such as in 2003 and in the most recent quarter. However, we have seen no periods of underperformance as dramatic as the recent one from March through June. A look at one of our “sidestepping model’s” results tells the story. This model seeks to avoid companies that would suffer from downside pressure on its stock price, in line with historical data (the solid line below). By avoiding these companies, we expect to “tweak favorably” our returns relative to the CRSP 10 Index of ultra-small companies, the asset class from which we choose stocks for the Fund. Specifically, from the solid line of the graph, we might expect these companies to decline about 10% in a normal year. We think of CRSP 10 as the “pond from which we fish,” but we try to avoid bringing home the “trashiest” fish from that pond. Unfortunately, unlike fish, every category of stock eventually gets its day in the sun, and the recent period was a dramatic exception, as demonstrated by the dashed line. Thus, in the unusual bounce-back period of 2009, these stocks actually appreciated on the order of 80-90%. Although avoiding these stocks worked well last year, and we believe in most market environments, this one model actually cost more than two percentage points of return in the last fiscal year relative to our primary market benchmark.

Risk—It’s not all about return

The Short Version:  In line with our Fund’s design, we have achieved a very attractive risk record over the last decade among micro-cap stock funds, and even more surprisingly, also relative to small stocks.

Some of the best statistics about Ultra-Small Company Market Fund gets hidden by our focus on returns: namely, our superior historical record of risk management. Along these lines, the Fund has two advantages over much of our competition. The first is investing in a unique asset class of ultra-small companies. These companies are frequently “off the beaten path” of Wall Street. The second is our seeking to “sidestep” some of the most financially distressed companies, as discussed above. While this strategy has held back our returns in the last six months, it has also been successful in dampening our downside risk over the last decade. How much? Enough to put it in a risk category that is actually less than the more “stable” small stocks of the Russell 2000 Index by some measures. Let’s look at the hard numbers. While there is no one accepted measure of risk, looking at several begins to give a fairly clear picture:

Down market risk:  This statistic measures the magnitude of quarterly declines over the last ten years and compares that number to both the CRSP 10 Index of ultra-small companies, and the Russell 2000 Index of small companies. Relative to the CRSP 10 Index, our Fund has been 16% less risky, even though the returns have been almost equal over longer time periods. More surprisingly, relative to the Russell 2000 Index, our risk has been 7% less, even though our average annual return since inception has been at least a handful of percentage points more. This is an attractive risk/return combination indeed.

Beta:  Relative to the overall market, this risk indicator also measures low risk relative to a group of domestic equity funds investing in very small stocks. Our “beta” is 1.12 for our Fund, relative to 1.20 for the aggregate of all 50 domestic equity funds with a median market capitalization below $356 million, or about 6% less. This statistic is based on data from Morningstar.

40	Annual Report | June 30, 2009

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

Standard deviations of returns:  On the basis of this popular measure of risk, our volatility has been 17+% less than the same group of very small company stock funds.

“Big Picture” Explanation of Six-Month Performance

The Short Version:  We lagged our primary market benchmark over the last six months, primarily because the index had dramatic rebalancings into very small and beat-up stocks at the end of the December and March quarters. These stocks really “took off” for the March through June timeframe. While our slower pace of rebalancing works in most market environments, we were left significantly behind in this very unusual period.

If ultra-small stocks performed so well in the last half year, why didn’t our Fund keep up?

A primary strategy of our Fund is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing exclusively in ultra-small companies at the time of purchase. Our inception-to-date returns indicate that we have done just that, pretty much “nailing” this long-term target—an average annual return of 8.5%/year since inception. We do get off track (higher or lower) over shorter periods from time to time for two reasons. The first is that we try to avoid some ultra-small stocks that the adviser believes might fall precipitously or go out of business altogether, as described above. We expect this to generally add to returns in a downturn and somewhat commensurately hurt returns in an ultra-small bull market. The second and occasionally more dramatic difference is that we try to keep security transaction cost (what it costs to buy or sell a stock in our Fund) very low. This point is crucial in order to retain the long-term attractive returns of our asset class of ultra-small companies. Our primary mechanism is to keep turnover (the frequency with which we buy and sell stocks) at a low level. Thus, while CRSP rebalances their index quarterly, our Fund will lag the short-term changes. For example, we estimate that of the 1500+ stocks in the universe of ultra-small companies on December 31, 2008, an unusually high 30% were jettisoned (by relative growth, delisting, bankruptcy, or merger) over the course of the next two periods of rebalancing on January 1 and April 1. This is an annualized rate of about 60%. In spite of stepping up our turnover from about 29% in fiscal year 2008 to 48% in the January through June 2009 time period, we didn’t keep pace with the CRSP rate of rebalancing. Based on decades of historical data, we do not believe this is necessary in order to meet our long term performance objectives.

Thus, while we were diligent in harvesting our most appreciated stocks and investing proceeds only in new ultra-small stocks, we didn’t do so at a rate that would keep the Fund invested solely in ultra-small stocks. For example in the December 2008 quarter, the universe of CRSP 10 stocks fell 34.8%. Our Fund, cushioned by the sidestepping strategy, fell only 27.2%. However, the breakpoint or maximum size of what we define as ultra-small actually fell a whopping 47%. Thus, many of our formerly ultra-small stocks now only met the definition of micro-cap, but the ultra-small companies had a 20+% performance advantage in the recent six-month period. From a portfolio management viewpoint we made a conscious decision to continue to harvest our larger companies and reinvest them in smaller companies, but not at the same dramatic rate of the Index.

Coming out of a recession, isn’t it predictable that the newly very small ultra-small stocks would bounce back like this?

No. First of all, we never try to predict the actual timing of a market turn. Secondly, historical data does indicate that ultra-small stocks may lead micro-cap and small stocks out of a bear market, but not at the recent dramatic rate. For example, the following table presents average performance data for ultra-small and (somewhat larger) micro-cap stocks for the ten post-recession periods since 1948. (For more detail, see research by Mike Mulcahy, “After a Recession 2009.07.22”, or go to http://www.bridgeway.com/assets/pdf/articles/After a Recession 2009.07.22.pdf.) The last time micro-cap stocks underperformed ultra-small stocks by this margin was over six decades ago, according to data from CRSP.

	Micro-Cap	Ultra-Small	Diff.
3 Mo.	12.4%	15.1%	2.7%
6 Mo.	18.2%	21.5%	3.3%
12 Mo.	28.0%	34.7%	6.7%
24 Mo.	41.3%	49.6%	8.3%
36 Mo.	68.0%	76.0%	8.0%

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Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

Thus, a normal differential between ultra-small and micro-cap coming out of a recession would be a few percentage points. The recent 21.7% performance differential between CRSP 9 and CRSP 10 stocks is truly dramatic and unexpected. The last time micro-cap stocks underperformed ultra-small stocks by this margin was over six decades ago, according to data from CRSP.

In conclusion, our roughly 30% Fund turnover is usually enough to keep up with the CRSP 10 Index. Occasionally, the quarterly index moves are more dramatic, however, and we generally take a bit longer to catch up for reasons of trying to keep costs low. This delay generally works well for the operation of the Fund, but the circumstances around recent CRSP rebalances put our Fund at a disadvantage.

Detailed Explanation of June Quarter Performance

The Short Version:  Our best-ten performers in the June quarter hailed from ten different industries. However, a common theme was that the stocks that had declined the most over the prior three quarters were the ones to bounce back the most in the June quarter.

These are the ten stocks that performed the best in the quarter ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Photronics Inc	Semiconductors	321.9%
2	Fuqi International Inc	Retail	304.9%
3	Spectrum Pharmaceuticals Inc	Pharmaceuticals	208.2%
4	Kona Grill Inc	Retail	193.5%
5	Encore Capital Group Inc	Diversified Financial Services	192.5%
6	Spartan Motors Inc	Auto Parts & Equipment	181.8%
7	Metalico Inc	Environmental Control	174.1%
8	Toreador Resources Corp	Oil & Gas	166.9%
9	AgFeed Industries Inc	Agriculture	162.4%
10	Advance America Cash Advance Centers Inc	Commercial Services	162.1%

Spectrum Pharmaceuticals was the Fund’s third best performer, and its share price tripled in value (over 200%) for the quarter. This biotech company develops and markets cancer drugs and recently acquired the rights to a non-Hodgkin’s Lymphoma therapy called Zevalin. While Zevalin showed great promise in clinical trials, it has not achieved much commercial success. Spectrum is hoping that the FDA will approve a new label that will potentially expand its patient base and help promote its safety features to targeted physicians. In May, the company won an arbitration dispute of $4.3 million that involved a prior joint venture regarding Zevalin. Spectrum also posted better than expected earnings and, late in the quarter, the company raised significant capital from institutional investors through a series of direct stock offerings.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  While it seems like a delayed reaction from the decline of larger company financial stocks, our ultra-small banks took it on the chin in the June quarter.

Banks comprised six of our ten-worst stocks in the quarter ended June 30, 2009:

Rank	Description	Industry	% Loss
1	ARCA Biopharma Inc	Biotechnology	-73.3%
2	Matrixx Initiatives Inc	Pharmaceuticals	-65.9%
3	Kendle International Inc	Commercial Services	-53.5%
4	Heritage Commerce Corp	Banks	-51.4%
5	Irwin Financial Corp	Banks	-49.7%
6	Pinnacle Financial Partners Inc	Banks	-43.8%
7	Green Bankshares Inc	Banks	-40.8%
8	Virginia Commerce Bancorp	Banks	-39.3%
9	Walking Co Holdings Inc	Retail	-37.6%
10	Capitol Bancorp Ltd	Banks	-36.1%

42	Annual Report | June 30, 2009

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

Matrixx Initiative develops, produces, and markets over-the-counter drugs, including the cold and allergy nasal pump products sold under the Zicam brand. In June, the FDA cautioned consumers that the zinc contained within the Zicam nasal swabs could cause users a loss of smell. While management disputed the warning, it issued a voluntary recall late in the month and began to prepare for class action lawsuits. Zicam accounts for a significant percentage of Matrixx’s sales (about 40%). The holding’s stock price declined over 65% and cost the Fund over a third-of-a-percent in return for the three-month period.

Detailed Explanation of Fiscal Year Performance—Companies With Positive Returns

The Short Version:  Most of our best performers in fiscal year 2009 were purchased at lower prices after the worst part of the downturn. It’s an interesting list, but clearly not representative of the full fiscal year performance.

These are the ten stocks that performed the best for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Dolan Media Co	Media	257.6%
2	Comverge Inc	Energy-Alternate Sources	238.7%
3	APAC Customer Services Inc	Advertising	222.9%
4	Advance America Cash Advance Centers Inc	Commercial Services	208.2%
5	Providence Service Corp	Commercial Services	199.1%
6	Immunogen Inc	Biotechnology	181.4%
7	Photronics Inc	Semiconductors	169.1%
8	Toreador Resources Corp	Oil & Gas	157.6%
9	Valassis Communications Inc	Commercial Services	154.0%
10	Rex Energy Corp	Oil & Gas	147.5%

Comverge Inc. offers digital transmission solutions to utilities, grid operators, and electricity providers throughout North America. Through “smart meters” and other tracking tools, the company helps customers gather real time information to avoid blackouts, shorten repair times, and allow consumers to conserve power. The $787 billion economic stimulus package passed earlier in the year set aside over $10 billion for the creation of a “smarter electrical grid,” and companies like Comverge are primed to benefit as they continue to develop technologies to enhance domestic energy efficiency. In May, the company projected strong quarterly revenues and, a month later, management confirmed its favorable outlook for the year. The holding surged over 200% for the 12-month period and was the second best performer for the Fund.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version: There were few common themes among our worst performers for the fiscal year. A number of companies held too much debt for a downturn. Several were hit with dramatically declining revenues in the worst recession in decades.

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Rainier Pacific Financial Group Inc	Savings & Loans	-93.6%
2	Commercial Vehicle Group Inc	Auto Parts & Equipment	-85.9%
3	Xerium Technologies Inc	Forest Products & Paper	-85.9%
4	Nexstar Broadcasting Group Inc	Media	-85.9%
5	NN Inc	Metal Fabricate/Hardware	-85.1%
6	Pacific State Bancorp	Banks	-83.7%
7	Cerus Corp	Healthcare-Products	-83.5%
8	West Coast Bancorp	Banks	-82.6%
9	DEI Holdings Inc	Distribution/Wholesale	-82.4%
10	ATP Oil & Gas Corp	Oil & Gas	-82.4%

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Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

Rainier Pacific is based in Tacoma, Washington and has branches across the state. West Coast Bancorp provides banking services to individuals and businesses in Oregon and Washington State. Pacific State Bancorp serves small- to mid-sized businesses in Northern California. Each of these institutions saw their stock prices plunge in value from last summer 2008 until March 2009 as the recession progressed and the related credit crunch hindered the operations of many of their customers. Each either moved into or flirted with penny stock territory. While the economic woes in California have been well-documented, Washington State had held up better than many regions; however, the ailing labor market has been hurt dramatically, as major employers like Boeing continue to announce layoffs, and cautious consumers have tightened their belts and reduced overall spending (and borrowing). The three banking stocks cost the Fund about a quarter-of-a-percent in return over the fiscal year.

Top-Ten Equity Holdings as of June 30, 2009

Typically we buy stocks equal to about 0.10% to 0.20% of Fund net assets. To make it on to our “top-ten” holdings list, the company’s stock price has appreciated mightily. Usually these companies have outgrown our ultra-small size range and have been targeted for trimming or sale. Our top-ten stocks make up less than 10% of Fund net assets, demonstrating the strong diversification of our stocks within our ultra-small stock charter.

Rank	Description	Industry	Percent of Net Assets
1	Spartan Motors Inc	Auto Parts & Equipment	1.3%
2	Immunogen Inc	Biotechnology	1.1%
3	HMS Holdings Corp	Commercial Services	1.0%
4	PetMed Express Inc	Retail	0.9%
5	America’s Car-Mart Inc	Retail	0.9%
6	Actuate Corp	Software	0.9%
7	Buffalo Wild Wings Inc	Retail	0.9%
8	Arrow Financial Corp	Banks	0.9%
9	HOT Topic Inc	Retail	0.8%
10	Atrion Corp	Healthcare-Products	0.8%

Total			9.5%

Industry Sector Representation as of June 30, 2009

With both purchases and sales of our Fund, we are trying continually to bring the composition of our Fund back into line with that of our primary market benchmark. Consequently, sector differences are usually pretty small, as seen in the table below.

	% of Portfolio	% CRSP 10 Index	Difference
Basic Materials	3.0%	3.3%	-0.3%
Communications	9.8%	9.4%	0.4%
Consumer, Cyclical	13.0%	12.0%	1.0%
Consumer, Non-cyclical	23.1%	22.0%	1.1%
Energy	5.8%	6.5%	-0.7%
Financial	22.2%	23.7%	-1.5%
Industrial	10.6%	12.3%	-1.7%
Technology	9.2%	8.4%	0.8%
Utilities	1.4%	1.0%	0.4%
Diversified	0.0%	1.4%	-1.4%
Cash	1.9%	0.0%	1.9%

Total	100.0%	100.0%

44	Annual Report | June 30, 2009

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of quarter-end, June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	45

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 98.08%
Advertising - 0.42%
	APAC Customer Services, Inc.*+	265,500	$1,362,015
	ValueVision Media, Inc., Class A*	42,370	83,045

			1,445,060

Aerospace/Defense - 0.50%
	Astronics Corp.*	900	9,351
	Astronics Corp., Class B*	11,017	110,721
	CPI Aerostructures, Inc.*	15,300	105,570
	GenCorp, Inc.*	152,600	291,466
	Herley Industries, Inc.*	31,700	347,749
	Innovative Solutions & Support, Inc.	135,100	603,897
	Merrimac Industries, Inc.*	30,200	255,794

			1,724,548

Agriculture - 0.04%
	AgFeed Industries, Inc.*+	25,001	148,256

Airlines - 0.61%
	Hawaiian Holdings, Inc.*+	348,000	2,094,960

Apparel - 0.01%
	Unifi, Inc.*	13,327	18,924

Auto Parts & Equipment - 1.43%
	Dorman Products, Inc.*	41,100	568,413
	Spartan Motors, Inc.	382,600	4,334,858

			4,903,271

Banks - 10.00%
	Abigail Adams National Bancorp*	22,220	55,994
	Alliance Financial Corp.+	13,100	371,516
	Ameris Bancorp.	110,900	700,888
	Arrow Financial Corp.	109,545	2,957,715
	Bancorp Rhode Island, Inc.	70,800	1,395,468
	Bancorp, Inc.*	105,400	632,400
	Bank of Florida Corp.*	65,000	204,750
	Banner Corp.+	69,400	265,108
	Bar Harbor Bankshares+	12,000	370,200
	Capitol Bancorp, Ltd.+	137,820	365,223
	Cass Information Systems, Inc.	50,570	1,655,662
	Center Bancorp, Inc.+	68,342	556,987
	Center Financial Corp.	4,300	10,836
	Centerstate Banks, Inc.	35,100	260,442
	Centrue Financial Corp.	31,200	138,216
	Century Bancorp, Inc., Class A+	10,300	189,932

Industry	Company	Shares	Value

Banks (continued)
	CNB Financial Corp.+	25,500	$361,335
	Columbia Bancorp+	79,800	157,206
	Financial Institutions, Inc.	18,994	259,458
	First Security Group, Inc.	106,900	406,220
	First South Bancorp, Inc.+	57,237	663,949
	First State Bancorp.*	272,200	525,346
	Green Bankshares, Inc.+	35,100	157,248
	Guaranty Bancorp*	375,093	716,428
	Guaranty Federal Bancshares, Inc.	62,556	431,637
	Hampton Roads Bankshares, Inc.+	58,728	484,506
	Heritage Commerce Corp.+	74,000	275,280
	Horizon Bancorp	8,900	146,049
	Lakeland Financial Corp.	77,388	1,470,372
	Merchants Bancshares, Inc.+	23,700	525,903
	MidSouth Bancorp, Inc.+	11,000	184,800
	Midwest Banc Holdings, Inc.+	262,900	194,546
	Nara Bancorp, Inc.	81,900	424,242
	Northeast Bancorp	4,700	38,070
	Northrim Bancorp, Inc.	13,200	183,744
	Old Second Bancorp, Inc.+	51,100	301,490
	Oriental Financial Group	239,900	2,327,030
	Pacific Mercantile Bancorp*	20,700	88,389
	Penns Woods Bancorp, Inc.+	11,000	320,540
	Pinnacle Financial Partners, Inc.*	63,700	848,484
	Preferred Bank	46,000	174,800
	Republic First Bancorp, Inc.*	174,900	1,364,220
	Seacoast Banking Corp.+	79,100	192,213
	Sierra Bancorp+	42,400	535,512
	Smithtown Bancorp, Inc.	65,256	834,624
	Southcoast Financial Corp.*	27,099	164,220
	Southside Bancshares, Inc.+	113,054	2,585,545
	State Bancorp, Inc.	74,700	564,732
	Sterling Bancorp	183,400	1,531,390
	Suffolk Bancorp+	27,397	702,459
	Superior Bancorp*	59,792	156,057
	Taylor Capital Group, Inc.*+	90,759	621,699
	Tower Bancorp, Inc.+	1,941	68,226
	Union Bankshares Corp.	7,261	108,697
	United Security Bancshares+	103,751	522,905
	Univest Corp. of Pennsylvania	57,865	1,172,345
	Virginia Commerce Bancorp*	59,659	137,216
	Washington Banking Co.	51,700	487,014
	West Bancorporation, Inc.	147,478	737,390

			34,284,873

Beverages - 0.13%
	Peet’s Coffee & Tea, Inc.*+	17,400	438,480

46	Annual Report | June 30, 2009

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Biotechnology - 3.80%
	Affymax, Inc.*	29,303	$540,054
	ARCA Biopharma, Inc.*+	32,900	105,280
	ARIAD Pharmaceuticals, Inc.*	222,000	352,980
	Cambrex Corp.*	85,800	353,496
	Celldex Therapeutics, Inc.*+	26,107	204,157
	Curis, Inc.*	219,100	348,369
	Discovery Laboratories, Inc.*+	541,500	557,745
	Harvard Bioscience, Inc.*	98,100	387,495
	Immunogen, Inc.*	423,217	3,643,898
	Molecular Insight Pharmaceuticals, Inc.*+	81,300	420,321
	Nanosphere, Inc.*	71,000	348,610
	Oncothyreon, Inc.*+	124,300	464,882
	Repligen Corp.*	74,634	410,487
	Sangamo Biosciences, Inc.*+	370,100	1,828,294
	Seattle Genetics, Inc.*	187,455	1,822,063
	SuperGen, Inc.*	168,600	338,886
	Vical, Inc.*	337,600	914,896

			13,041,913

Building Materials - 0.23%
	Comfort Systems USA, Inc.+	43,900	449,975
	U.S. Concrete, Inc.*	164,200	325,116

			775,091

Chemicals - 1.16%
	Balchem Corp.	45,675	1,119,951
	ICO, Inc.*	182,600	496,672
	KMG Chemicals, Inc.	58,800	428,652
	Landec Corp.*	205,000	1,391,950
	Omnova Solutions, Inc.*	163,700	533,662

			3,970,887

Coal - 0.29%
	National Coal Corp.*+	419,778	499,536
	Westmoreland Coal Co.*	59,675	483,367

			982,903

Commercial Services - 6.17%
	Advance America Cash Advance Centers, Inc.	174,400	772,592
	Collectors Universe, Inc.	17,533	85,561
	Corvel Corp.*	37,733	859,180
	CPI Corp.	18,500	314,315
	Diamond Management & Technology Consultants, Inc.	87,200	366,240
	Franklin Covey Co.*	192,400	1,198,652

Industry	Company	Shares	Value

Commercial Services (continued)
	Geo Group, Inc.*	48,863	$907,875
	Healthcare Services Group+	53,325	953,451
	Hill International, Inc.*	75,000	322,500
	HMS Holdings Corp.*+	86,800	3,534,496
	Intersections, Inc.*	158,584	735,830
	Medifast, Inc.*	73,799	845,737
	MoneyGram International, Inc.*	213,500	380,030
	National Research Corp.+	40,300	983,320
	Nobel Learning Communities, Inc.*	28,900	331,483
	On Assignment, Inc.*	89,800	351,118
	Protection One, Inc.*	101,300	433,564
	Providence Service Corp.*	221,700	2,427,615
	QC Holdings, Inc.	135,000	693,900
	RCM Technologies, Inc.*	84,959	188,609
	Standard Parking Corp.*	162,200	2,642,238
	StarTek, Inc.*	55,600	445,912
	The Hackett Group, Inc.*	126,389	294,486
	Transcend Services, Inc.*	25,900	410,515
	TravelCenters of America LLC*	120,000	264,000
	Valassis Communications, Inc.*	14,423	88,124
	Versar, Inc.*	79,441	315,381

			21,146,724

Computers - 2.71%
	Cogo Group, Inc.*+	228,100	1,361,757
	Computer Task Group, Inc.*	92,400	563,640
	Cray, Inc.*	101,200	797,456
	Dynamics Research Corp.*	24,558	245,825
	Integral Systems, Inc.*	124,112	1,032,612
	LaserCard Corp.*	146,775	485,825
	Mercury Computer Systems, Inc.*	60,600	560,550
	RadiSys Corp.*	187,900	1,692,979
	Rimage Corp.*	28,500	473,385
	TechTeam Global, Inc.*	190,370	1,245,020
	Tier Technologies, Inc., Class B*	39,166	300,795
	TransAct Technologies, Inc.*	105,800	526,884

			9,286,728

Distribution/Wholesale - 0.85%
	Chindex International, Inc.*	121,200	1,499,244
	Navarre Corp.*	32,600	54,116
	Rentrak Corp.*	83,800	1,376,834

			2,930,194

www.bridgeway.com	47

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Diversified Financial Services - 3.08%
	AeroCentury Corp.*	43,400	$380,184
	Asta Funding, Inc.+	142,300	774,112
	Cowen Group, Inc.*	126,758	1,058,429
	Encore Capital Group, Inc.*+	154,914	2,052,611
	Federal Agricultural Mortgage Corp., Class C+	134,300	648,669
	International Assets Holding Corp.*	80,186	1,192,366
	JMP Group, Inc.	81,100	623,659
	NewStar Financial, Inc.*	68,500	130,835
	Thomas Weisel Partners Group, Inc.*	90,100	542,402
	TradeStation Group, Inc.*	245,974	2,080,940
	Westwood Holdings Group, Inc.+	25,600	1,070,336

			10,554,543

Electric Utilities - 0.75%
	Central Vermont Public Service Corp.	81,600	1,476,960
	EnerNOC, Inc.*	39,400	853,798
	Synthesis Energy Systems, Inc.*	198,326	228,075

			2,558,833

Electrical Components & Equipment - 1.59%
	American Superconductor Corp.*+	62,300	1,635,375
	China BAK Battery, Inc.*+	143,811	424,242
	Fushi Copperweld, Inc.*+	226,000	1,869,020
	Graham Corp.	59,500	791,350
	Magnetek, Inc.*	157,100	218,369
	Power-One, Inc.*	181,177	269,954
	PowerSecure International, Inc.*	59,600	253,896

			5,462,206

Electronics - 1.65%
	Advanced Photonix, Inc., Class A*	51,550	32,476
	Axsys Technologies, Inc.*	49,187	2,638,391
	Measurement Specialties, Inc.*	104,500	736,725
	MEMSIC, Inc.*+	92,537	392,357
	Napco Security Technologies*	57,034	67,300
	Sonic Solutions*	104,700	308,865
	Spectrum Control, Inc.*	48,300	425,040
	SRS Labs, Inc.*	54,400	361,760
	Vicon Industries, Inc.*	66,400	385,120
	Zygo Corp.*	63,400	295,444

			5,643,478

Industry	Company	Shares	Value

Energy - Alternative Sources - 1.26%
	Ascent Solar Technologies, Inc.*+	180,700	$1,413,074
	Comverge, Inc.*+	164,500	1,990,450
	Hoku Scientific, Inc.*+	113,387	288,003
	Ocean Power Technologies, Inc.*	84,483	493,381
	Plug Power, Inc.*+	167,897	152,786

			4,337,694

Engineering & Construction - 1.11%
	ENGlobal Corp.*	259,200	1,275,264
	Michael Baker Corp.*	51,700	2,190,012
	VSE Corp.	13,300	347,928

			3,813,204

Entertainment - 0.36%
	Canterbury Park Holding Corp.*	59,400	403,920
	Carmike Cinemas, Inc.	37,601	315,096
	Dover Motorsports, Inc.	150,783	214,112
	Great Wolf Resorts, Inc.*	30,998	63,236
	Reading International, Inc., Class A*	55,555	252,775

			1,249,139

Environmental Control - 0.59%
	Casella Waste Systems, Inc., Class A*	192,634	383,342
	CECO Environmental Corp.*	52,847	210,331
	Darling International, Inc.*	139,500	920,700
	Metalico, Inc.*+	110,800	516,328

			2,030,701

Food - 1.98%
	HQ Sustainable Maritime Industries, Inc.*	45,500	416,325
	Lifeway Foods, Inc.*+	156,302	2,016,296
	M&F Worldwide Corp.*	53,898	1,077,960
	Spartan Stores, Inc.	146,457	1,817,531
	Village Super Market, Inc., Class A	49,200	1,463,700

			6,791,812

Forest Products & Paper - 0.45%
	KapStone Paper and Packaging Corp.*+	127,100	596,099
	Neenah Paper, Inc.	60,000	528,600
	Orchids Paper Products Co.*	19,900	408,945

			1,533,644

Gas - 0.30%
	Chesapeake Utilities Corp.	31,606	1,028,143

48	Annual Report | June 30, 2009

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Hand/Machine Tools - 0.06%
	LS Starrett Co., Class A	29,200	$202,648

Healthcare - Products - 5.09%
	Abaxis, Inc.*	80,400	1,651,416
	Alpha Pro Tech, Ltd.*	126,930	269,092
	Alphatec Holdings, Inc.*	112,300	372,836
	Aspect Medical Systems, Inc.*	68,600	405,426
	AtriCure, Inc.*	133,200	466,200
	Atrion Corp.	19,748	2,648,009
	Bovie Medical Corp.*+	145,900	1,270,789
	Cardiac Science Corp.*	78,123	314,055
	CryoLife, Inc.*	356,000	1,972,240
	Hanger Orthopedic Group, Inc.*	146,317	1,988,448
	LCA-Vision, Inc.*	50,900	214,798
	Merge Healthcare, Inc.*	5,048	21,706
	Micrus Endovascular Corp.*	59,100	534,264
	Natus Medical, Inc.*	33,400	385,436
	NMT Medical, Inc.*	139,645	312,805
	Span-America Medical Systems, Inc.	47,900	518,278
	STAAR Surgical Co.*	75,781	182,632
	The Female Health Co.*	87,300	419,040
	The Spectranetics Corp.*	54,948	270,894
	Utah Medical Products, Inc.	49,900	1,332,829
	Vascular Solutions, Inc.*	49,300	385,526
	Zoll Medical Corp.*	78,700	1,522,058

			17,458,777

Healthcare - Services - 3.09%
	Alliance Healthcare Services, Inc.*	335,992	2,462,822
	Allied Healthcare International, Inc.*	222,800	483,476
	Almost Family, Inc.*+	11,600	302,876
	Amedisys, Inc.*+	67,560	2,230,831
	America Service Group, Inc.*	93,000	1,494,510
	Bio-Imaging Technologies, Inc.*	77,100	276,018
	Capital Senior Living Corp.*	129,000	586,950
	Emergent Group, Inc.	57,500	461,150
	Five Star Quality Care, Inc.*	192,100	366,911
	Health Fitness Corp.*	73,400	455,080
	Metropolitan Health Networks, Inc.*+	169,028	339,746
	Nighthawk Radiology Holdings, Inc.*	97,200	359,640
	NovaMed, Inc.*+	194,400	767,880

			10,587,890

Holding Companies - Diversified - 0.05%
	Resource America, Inc., Class A	31,731	170,713

Industry	Company	Shares	Value

Home Builders - 0.17%
	Amrep Corp.*	17,100	$188,613
	Nobility Homes, Inc.	16,300	135,290
	Palm Harbor Homes, Inc.*	116,229	249,892

			573,795

Home Furnishings - 0.01%
	Koss Corp.	4,138	48,828

Household Products/Wares - 0.18%
	Oil-Dri Corp. of America	19,800	294,030
	Russ Berrie & Co., Inc.*	81,274	317,781

			611,811

Insurance - 2.22%
	Donegal Group, Inc., Class A	53,750	817,538
	Eastern Insurance Holdings, Inc.	29,700	279,477
	Hallmark Financial Services*	88,400	632,060
	Investors Title Co.	56,432	1,518,021
	Meadowbrook Insurance Group, Inc.+	185,200	1,209,356
	Mercer Insurance Group, Inc.	144,257	2,293,686
	NYMAGIC, Inc.	62,000	860,560

			7,610,698

Internet - 3.44%
	A.D.A.M., Inc.*	125,700	362,016
	ActivIdentity Corp.*	453,900	1,148,367
	Alloy, Inc.*	20,708	109,545
	Art Technology Group, Inc.*	140,537	534,040
	Entrust, Inc.*	124,074	224,574
	ePlus, Inc.*	19,559	284,975
	Health Grades, Inc.*	162,679	636,075
	Insure.com, Inc.*	30,400	55,328
	Keynote Systems, Inc.*	241,700	1,846,588
	Lionbridge Technologies, Inc.*	516,595	950,535
	Local.com Corp.*	97,400	331,160
	LookSmart, Ltd.*	170,152	226,302
	Online Resources Corp.*	51,912	323,931
	PC-TEL, Inc.*	261,000	1,396,350
	Saba Software, Inc.*+	189,100	728,035
	Stamps.com, Inc.*	39,700	336,656
	support.com, Inc.*	380,100	828,618
	US Auto Parts Network, Inc.*+	67,316	253,781
	Web.Com Group, Inc.*	188,852	1,063,237
	Zix Corp.*+	112,782	169,173

			11,809,286

www.bridgeway.com	49

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Investment Companies - 1.14%
	Harris & Harris Group, Inc.*	69,400	$404,602
	Main Street Capital Corp.+	27,500	376,475
	Medallion Financial Corp.	161,400	1,234,710
	PennantPark Investment Corp.	129,100	916,610
	TICC Capital Corp.+	82,300	362,943
	Triangle Capital Corp.+	57,212	624,755

			3,920,095

Iron/Steel - 0.52%
	Friedman Industries	134,400	729,792
	General Steel Holdings, Inc.*	2,271	9,016
	Great Northern Iron Ore Property+	12,000	1,038,000

			1,776,808

Leisure Time - 0.07%
	Nautilus, Inc.*+	197,700	223,401
	Universal Travel Group*	4	45

			223,446

Lodging - 0.23%
	Monarch Casino & Resort, Inc.*	2,185	15,950
	Morgans Hotel Group Co.*	66,696	255,446
	Red Lion Hotels Corp.*	110,194	528,931

			800,327

Machinery - Diversified - 0.66%
	Flow International Corp.*	196,800	462,480
	Gerber Scientific, Inc.*	218,200	545,500
	Hurco Cos, Inc.*+	60,234	941,458
	Key Technology, Inc.*	17,600	174,064
	Presstek, Inc.*+	110,757	153,952

			2,277,454

Media - 1.37%
	Acacia Research Corp.*	48,117	378,681
	DG FastChannel, Inc.*	54,073	989,536
	Dolan Media Co.*+	110,200	1,409,458
	Entercom Communications Corp., Class A+	528,186	808,125
	Fisher Communications, Inc.	24,115	308,431
	Global Traffic Network, Inc.*	73,266	277,678
	PRIMEDIA, Inc.	254,837	512,222

			4,684,131

Metal Fabrication - Hardware - 1.25%
	Ampco-Pittsburgh Corp.	68,387	1,603,675
	Furmanite Corp.*	151,200	674,352
	Hawk Corp., Class A*	56,600	783,910

Industry	Company	Shares	Value

Metal Fabrication - Hardware (continued)
	North American Galvanizing & Coatings, Inc.*	134,267	$813,658
	Northwest Pipe Co.*	11,347	394,422

			4,270,017

Mining - 0.87%
	United States Lime & Minerals, Inc.*	53,700	2,277,954
	Uranium Resources, Inc.*	554,100	709,248

			2,987,202

Miscellaneous Manufacturing - 1.50%
	AZZ, Inc.*	34,100	1,173,381
	Flanders Corp.*	85,183	520,468
	GP Strategies Corp.*	76,500	450,585
	PMFG, Inc.*+	102,000	898,620
	Portec Rail Products, Inc.	41,600	409,760
	Raven Industries, Inc.+	35,600	911,360
	Reddy Ice Holdings, Inc.*	110,000	181,500
	Spire Corp.*+	55,700	306,350
	TriMas Corp.*	89,000	299,930

			5,151,954

Oil & Gas - 2.43%
	Adams Resources & Energy, Inc.	22,300	382,445
	ATP Oil & Gas Corp.*+	29,600	206,016
	Brigham Exploration Co.*	379,035	1,322,832
	Callon Petroleum Co.*+	359,300	711,414
	Double Eagle Petroleum Co.*	69,700	347,106
	GeoMet, Inc.*	264,100	290,510
	GeoResources, Inc.*	37,134	378,767
	Gulfport Energy Corp.*	101,000	691,850
	Parallel Petroleum Corp.*	134,832	261,574
	Rex Energy Corp.*	304,800	1,737,360
	Royale Energy, Inc.*+	93,856	225,255
	Toreador Resources Corp.	118,300	792,610
	Vaalco Energy, Inc.*	236,200	999,126

			8,346,865

Oil & Gas Services - 1.64%
	Bolt Technology Corp.*+	155,763	1,750,776
	Boots & Coots, Inc.*	542,700	754,353
	Dawson Geophysical Co.*	15,799	471,600
	Flotek Industries, Inc.*+	258,600	524,958
	Mitcham Industries, Inc.*	161,700	839,223
	Natural Gas Services Group, Inc.*	67,966	903,948
	Omni Energy Services Corp.*	49,041	102,986
	TGC Industries, Inc.*	56,600	275,642

			5,623,486

50	Annual Report | June 30, 2009

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Packaging & Containers - 0.48%
	AEP Industries, Inc.*	63,000	$1,662,570

Pharmaceuticals - 2.61%
	Adolor Corp.*	27,547	48,483
	Anika Therapeutics, Inc.*	197,639	938,785
	AVI BioPharma, Inc.*+	250,046	395,073
	Biodel, Inc.*	70,200	362,232
	Cytori Therapeutics, Inc.*+	96,200	347,282
	DepoMed, Inc.*	165,396	537,537
	Hi-Tech Pharmacal Co., Inc.*	65,900	586,510
	ISTA Pharmaceuticals, Inc.*	200,800	843,360
	Javelin Pharmaceuticals, Inc.*	248,600	305,778
	K-V Pharmaceutical Co., Class A*+	182,125	584,621
	Mannatech, Inc.+	90,680	299,244
	Matrixx Initiatives, Inc.*+	94,800	529,932
	MiddleBrook Pharmaceuticals, Inc.*+	450,600	608,310
	Penwest Pharmaceuticals Co.*	147,400	420,090
	Quigley Corp.*	124,000	462,520
	Reliv International, Inc.	103,100	352,602
	Rigel Pharmaceuticals, Inc.*+	54,462	660,079
	Santarus, Inc.*	67,772	191,117
	Spectrum Pharmaceuticals, Inc.*	62,461	477,827

			8,951,382

Pipelines - 0.17%
	Crosstex Energy, Inc.+	143,418	596,619

Real Estate - 0.51%
	Consolidated-Tomoka Land Co.	43,800	1,536,504
	Stratus Properties, Inc.*+	32,300	205,105

			1,741,609

Retail - 9.09%
	AFC Enterprises, Inc.*	127,732	862,191
	Allion Healthcare, Inc.*	314,500	1,871,275
	America’s Car-Mart, Inc.*+	154,500	3,167,250
	Books-A-Million, Inc.	45,263	321,820
	Buffalo Wild Wings, Inc.*+	95,000	3,089,400
	Caribou Coffee Co., Inc.*+	25,357	162,792
	Carrols Restaurant Group, Inc.*	35,677	237,609
	Einstein Noah Restaurant Group, Inc.*	7,195	62,237
	EZCORP, Inc., Class A*	229,415	2,473,094
	Famous Dave’s of America, Inc.*	172,400	1,058,536
	Frisch’s Restaurants, Inc.	47,800	1,412,012

Industry	Company	Shares	Value

Retail (continued)
	Fuqi International, Inc.*+	94,800	$1,963,308
	Hastings Entertainment, Inc.*	79,800	357,504
	Hot Topic, Inc.*+	375,258	2,743,136
	Kirkland’s, Inc.*	48,400	581,284
	Kona Grill, Inc.*	35,640	119,750
	Luby’s, Inc.*	252,700	1,025,962
	PetMed Express, Inc.*+	211,999	3,186,345
	Pricesmart, Inc.	80,849	1,354,221
	Retail Ventures, Inc.*	223,440	487,099
	REX Stores Corp.*	66,249	666,465
	Rush Enterprises, Inc., Class B*	36,200	358,742
	Sport Supply Group, Inc., Class A	178,000	1,529,020
	The Finish Line, Inc., Class A	240,324	1,783,204
	Zale Corp.*+	83,624	287,666

			31,161,922

Savings & Loans - 5.23%
	Abington Bancorp, Inc.	127,380	1,013,945
	BankAtlantic Bancorp, Inc., Class A+	243,100	938,366
	Beacon Federal Bancorp, Inc.	35,800	320,410
	Chicopee Bancorp, Inc.*	23,500	304,795
	Citizens Community Bancorp, Inc.	90,400	479,120
	Clifton Savings Bancorp, Inc.	127,300	1,369,748
	ESSA Bancorp, Inc.	99,884	1,365,414
	Fidelity Bancorp, Inc.	47,512	309,303
	First Defiance Financial Corp.	28,500	370,500
	First Financial Holdings, Inc.	32,600	306,440
	First Financial Northwest, Inc.	56,460	441,517
	First Pactrust Bancorp, Inc.	53,800	365,302
	First Place Financial Corp.+	47,189	146,758
	Fox Chase Bancorp, Inc.*	33,700	323,183
	Hampden Bancorp, Inc.	33,000	326,700
	Harrington West Financial Group, Inc.*	26,332	34,758
	HMN Financial, Inc.	36,213	127,108
	Home Federal Bancorp, Inc.	90,425	921,431
	Legacy Bancorp, Inc.	81,700	906,870
	Louisiana Bancorp, Inc.*	18,000	240,300
	LSB Corp.	76,350	777,243
	MutualFirst Financial, Inc.	26,200	234,752
	New Hampshire Thrift Bancshares, Inc.	18,100	178,285
	Prudential Bancorp, Inc. of Pennsylvania+	27,200	321,232
	Pulaski Financial Corp.	84,496	557,674
	Riverview Bancorp, Inc.+	80,700	243,714

www.bridgeway.com	51

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Savings & Loans (continued)
	Rockville Financial, Inc.	72,630	$795,298
	Rome Bancorp, Inc.	36,219	304,240
	Teche Holding Co.	30,100	996,310
	United Community Financial Corp.*	130,000	141,700
	United Financial Bancorp, Inc.	86,641	1,197,379
	United Western Bancorp, Inc.	59,600	563,220
	Westfield Financial, Inc.	88,674	803,386
	WSB Holdings, Inc.	95,850	216,621

			17,943,022

Semiconductors - 3.51%
	Amtech Systems, Inc.*	22,546	109,348
	Anadigics, Inc.*	255,258	1,069,531
	AuthenTec, Inc.*+	533,200	954,428
	AXT, Inc.*	327,728	452,265
	CEVA, Inc.*	186,900	1,622,292
	Diodes, Inc.*+	24,437	382,195
	GSI Technology, Inc.*	201,417	777,469
	Integrated Silicon Solution, Inc.*	297,741	789,014
	Kopin Corp.*	290,443	1,065,926
	Microtune, Inc.*	176,045	411,945
	Photronics, Inc.*	309,770	1,254,568
	Ramtron International Corp.*	410,000	471,500
	Richardson Electronics, Ltd.	81,911	267,849
	Rudolph Technologies, Inc.*	100,600	555,312
	Techwell, Inc.*	154,000	1,309,000
	Virage Logic Corp.*	117,600	529,200

			12,021,842

Software - 3.01%
	Accelrys, Inc.*	34,354	203,032
	Actuate Corp.*	652,030	3,116,704
	American Software, Inc., Class A	60,700	349,632
	AMICAS, Inc.*	142,502	396,156
	Callidus Software, Inc.*	250,100	712,785
	Innodata Isogen, Inc.*	191,306	837,920
	Interactive Intelligence, Inc.*	126,700	1,553,342
	Pervasive Software, Inc.*	99,992	608,951
	Phoenix Technologies, LTD.*	229,200	621,132
	SeaChange International, Inc.*	237,200	1,904,716

			10,304,370

Telecommunications - 4.55%
	Anaren, Inc.*	55,312	977,916
	Applied Signal Technology, Inc.	77,834	1,985,545

Industry	Company	Shares	Value

Telecommunications (continued)
	Communications Systems, Inc.	7,000	$68,600
	Globecomm Systems, Inc.*	256,800	1,846,392
	HickoryTech Corp.	5,895	45,274
	Hypercom Corp.*+	491,300	736,950
	I.D. Systems, Inc.*	80,200	290,324
	Knology, Inc.*	70,053	604,557
	KVH Industries, Inc.*	118,126	806,801
	Network Equipment Technologies, Inc.*	73,900	314,814
	Occam Networks, Inc.*	236,900	848,102
	Oplink Communications, Inc.*	92,100	1,049,940
	Parkervision, Inc.*+	103,472	316,624
	Soapstone Networks, Inc.*	345,601	1,444,612
	SureWest Communications*	64,503	675,347
	Tessco Technologies, Inc.*	111,500	1,204,200
	USA Mobility, Inc.	151,200	1,929,312
	WPCS International, Inc.*	139,000	451,750

			15,597,060

Textiles - 0.11%
	Culp, Inc.*	74,016	370,080

Toys/Games/Hobbies - 0.05%
	LeapFrog Enterprises, Inc.*+	77,693	177,917

Transportation - 0.83%
	CAI International, Inc.*	2,589	13,204
	Horizon Lines, Inc., Class A+	181,260	699,663
	HUB Group, Inc., Class A*+	69,000	1,424,160
	Patriot Transportation Holding, Inc.*	9,916	723,174

			2,860,201

Trucking & Leasing - 0.11%
	Willis Lease Finance Corp.*	29,700	389,664

Water - 0.36%
	Artesian Resources Corp., Class A	10,500	167,265
	York Water Co.	68,550	1,050,872

			1,218,137

TOTAL COMMON STOCKS - 98.08%			336,328,835

(Cost $306,643,167)

52	Annual Report | June 30, 2009

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

EXCHANGE TRADED FUND - 1.82%
	iShares Russell Microcap Index Fund+	190,000	$6,251,000

TOTAL EXCHANGE TRADED FUNDS - 1.82%			6,251,000

(Cost $6,655,402)

MONEY MARKET FUND - 1.38%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.49%	4,724,634	4,724,634

TOTAL MONEY MARKET FUNDS - 1.38%			4,724,634

(Cost $4,724,634)

TOTAL INVESTMENTS - 101.28%			$347,304,469
(Cost $318,023,203)
Liabilities in Excess of Other Assets - (1.28)%			(4,381,672)

NET ASSETS - 100.00%			$342,922,797

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2009. Total loaned securities had a market value of $49,041,580 at June 30, 2009.
^	Rate disclosed is as of June 30, 2009.
LLC	- Limited Liability Co.
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	53

Micro-Cap Limited Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Micro-Cap Limited Fund Shareholder,

In the midst of the June “bounce-back” quarter described on page 4, Micro-Cap Limited Fund appreciated 24.02%, as small-caps (particularly the smallest of the small-cap stocks) returned to favor over their large-cap counterparts. Although it was a nice absolute return, the Fund underperformed the benchmark CRSP Cap-Based Portfolio 9 index which increased 39.17% and the peer index Lipper Micro-Cap Stock Funds Index, which rose 27.36%. Our Fund did surpass the performance of the closely monitored Russell 2000 Index of small companies, which climbed 20.69% during the three-month period. It was a very solid quarter on an absolute basis, but mostly a poor one on a relative basis.

For the fiscal year, our Fund declined 32.41%. This poor result reflects three major factors: a) the worst bear market since the 1930’s, b) damaging exposure to some precipitously falling commodity prices (e.g. crude oil falling from $146/barrel in July 2008 to a low of $31/barrel in December 2008), and c) the fact that actual company level economics have not been the major determining factor in their stock price movements up or down (see page 3).

The table below presents our June quarter, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/09 To 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	10 Year 7/1/99 to 6/30/09	Life-to-Date 6/30/98 to 6/30/09

Micro-Cap Limited Fund	24.02%	-32.41%	-5.34%	5.89%	7.71%
CRSP Cap-Based Portfolio 9 Index	39.17%	-11.09%	-1.54%	6.08%	5.73%
Lipper Micro-Cap Stock Funds Index	27.36%	-24.72%	-3.05%	3.21%	3.17%
Russell 2000 Index (small stocks)	20.69%	-25.01%	-1.71%	2.38%	2.30%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 644 publicly traded U.S. micro-cap stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., for the period ended June 30, 2009, the Micro-Cap Limited Fund ranked 74th of 80 micro-cap funds for the last twelve months ended June 30, 2009, 54th of 64 such funds for the last five years, 18th of 38 funds for the last 10 years and 15th of 37 funds since inception in June, 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

54	Annual Report | June 30, 2009

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

Micro-Cap Limited Fund vs. CRSP 9 Index, Lipper Micro-Cap Stock Funds Index & Russell 2000 Index from Inception 6/30/98 to 6/30/09

Detailed Explanation of Quarterly Performance—Bounce-Back Was the Name of the Game

The Short Version:  Some of the best performers for the quarter were the stocks that had declined the most previously.

There were three positive “themes” in the June quarter:

1.	After strong large-company stock dominating years in 2007 and 2008, small-cap stocks (and especially the smallest of the small) came back with a vengeance in the June quarter, and companies that had previously been hit the hardest, bounced back the most.

2.	Energy prices rebounded from a low of $31 per barrel on the spot market in December to end the June quarter at almost $70 per barrel. Energy stocks generally responded favorably, and our stocks did better than those in our market benchmark. Our three top performers were from the oil and gas industry, and combined they contributed over four percent to the Fund’s return.

3.	Far and away the biggest contributor to returns was favorable stock selection with energy, industrial and financial stocks performing particularly well. In fact, six holdings from the “best of” list came from these three sectors and contributed over six percent to the overall return.

These are the ten best-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Gulfport Energy Corp	Oil & Gas	194.7%
2	Superior Well Services Inc	Oil & Gas Services	130.1%
3	Dawson Geophysical Co	Oil & Gas Services	121.1%
4	Chart Industries Inc	Machinery-Diversified	111.4%
5	Global Cash Access Holdings Inc	Commercial Services	108.4%
6	Bway Holding Co	Packaging & Containers	102.4%
7	Force Protection Inc	Auto Manufacturers	84.2%
8	Kirkland’s Inc	Retail	76.7%
9	True Religion Apparel Inc	Apparel	76.6%
10	Broadpoint Gleacher Securities Inc	Diversified Financial Services	69.1%

Gulfport Energy Corporation was the Fund’s top performer of the quarter and an example of our model’s ability to find value in depressed stocks that had been severely hurt over the past few quarters. The exploration and production company traded

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Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

around $14 a share when we first purchased shares last summer in 2008. We more than tripled our share holdings when the stock price plunged below $3 in the March 2009 timeframe. Investors reacted positively to news that Gulfport sold oil and gas properties in the Bakken Shale in April for $13 million, while retaining an overriding royalty interest. By mid-June, its stock price had climbed above $7 a share, with prospects for an economic recovery prompting a nice rebound in energy prices. The holding rose almost 200% during the quarter and contributed over two percent to the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Six of our worst ten stocks came from the consumer non-cyclical sector. These were among the stocks that tended to hold up better in the worst of the recession, but trailed significantly in the recovery. While our risk process successfully precluded us from loading up on these stocks in the depth of the downturn, we still had exposure to some that lagged the market. Together these holdings cost the Fund over three percent in return.

These are the ten worst-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Matrixx Initiatives Inc	Pharmaceuticals	-67.0%
2	Kendle International Inc	Commercial Services	-58.5%
3	American Caresource Holdings Inc	Commercial Services	-51.0%
4	HOT Topic Inc	Retail	-27.3%
5	AgFeed Industries Inc	Agriculture	-17.9%
6	Mediacom Communications Corp	Media	-17.1%
7	Life Partners Holdings Inc	Insurance	-16.9%
8	American Italian Pasta Co	Food	-16.3%
9	Providence Service Corp	Commercial Services	-13.4%
10	Manhattan Associates Inc	Computers	-12.2%

Pharmaceutical company Matrixx Initiative headed the list of poor performers during the quarter. The company develops, produces, and markets over-the-counter drugs, including the cold and allergy nasal pump products sold under the Zicam brand. In June, the FDA cautioned consumers that the zinc contained within the Zicam nasal swabs could cause users a loss of smell. While management disputed the warning, it issued a voluntary recall late in the month and began to prepare for the anticipated class action lawsuits. Zicam accounts for a significant percentage of Matrixx’s sales (about 40%), and the holding cost the Fund about one-and-a-half percent in return for the three-month period.

Detailed Explanation of Fiscal Year Performance—Companies With Positive Returns

The Short Version:  Most of our best performers for the fiscal year were purchased at lower prices after the worst part of the downturn. It’s an interesting list, but clearly not representative of the full year performance.

For the first nine months of the fiscal year, little went right in the markets and economy, and investors had to search long and hard for success stories. Finally, the past three months brought some renewed confidence. Four of the top performers for the year also appeared on the “best-of” list of the quarter. All ten of the best performing stocks returned greater than 70% for the fiscal year, with much of that positive performance coming over the past three months.

56	Annual Report | June 30, 2009

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

These are the ten best performers for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Global Cash Access Holdings Inc	Commercial Services	152.9%
2	Nelnet Inc	Diversified Financial Services	107.1%
3	Consolidated Water Co Inc	Water	103.8%
4	Bway Holding Co	Packaging & Containers	102.4%
5	American Italian Pasta Co	Food	101.4%
6	NVE Corp	Electronics	91.7%
7	Broadpoint Gleacher Securities Inc	Diversified Financial Services	84.8%
8	CSG Systems International Inc	Software	77.0%
9	Kirkland’s Inc	Retail	76.7%
10	Calavo Growers Inc	Food	73.2%

NVE is a technology company that develops and markets electronic devices with various uses across different industries using “spintronics,” a powerful storage and transmittal application. The Minnesota-based company has achieved success with its sensors and couplers that fit into hearing aids and pacemakers, but analysts see significant upside in developments within consumer products devices. Of note, management has discussed technology that could enhance the accuracy and effectiveness of GPS systems. Its most recent earnings increased by 35% and widely beat analyst expectations for the third consecutive quarter. Its stock price almost doubled for the year and contributed about a half-a-percent to the return of the Fund.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Energy and commodity stocks hurt fiscal year performance the most, but a number of industrial stocks also took a big bite out of our return.

Over the past 12 months, the commodity bubble burst, prices plummeted, and related companies took it on the chin (to put it mildly). Crude oil prices, for example, declined from about $146/barrel last summer to $31/barrel in December. Needless to say, other commodities like coal, iron, and steel followed suit, as global demand continued to decline and the depressed environment brought down countless related companies in their tracks. Six of the 10 holdings within the worst-performer list maintained ties to some commodity and operated in the energy, basic materials, or industrial sectors. Each lost over 70% and combined, these companies cost the Fund over five percent in return.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Warren Resources Inc	Oil & Gas	-84.5%
2	Conexant Systems Inc	Semiconductors	-84.2%
3	Ultrapetrol Bahamas Ltd	Transportation	-84.2%
4	Metalico Inc	Environmental Control	-77.3%
5	PMFG Inc	Miscellaneous Manufacturing	-75.3%
6	eResearchTechnology Inc	Internet	-72.9%
7	TNS Inc	Commercial Services	-71.5%
8	NCI Building Systems Inc	Building Materials	-71.3%
9	Olympic Steel Inc	Iron/Steel	-70.9%
10	CryoLife Inc	Healthcare-Products	-68.2%

Outside of the commodities area, a couple of technology companies also crept into this list of worst performers. Semiconductor company Conexant had been trying to reinvent itself for the past several quarters. In August 2008, the company sold its TV chip unit to focus more on PC multimedia applications and broadband access. As the stock market followed the economic downturn, Conexant lost most of its value, plunging from around $6 last summer 2008 to below $1 a share by November 2008. Management warned of lower than expected earnings in both October 2008 and January 2009, and the stock reacted accordingly. The holding lost 84% during our holding period and cost the Fund over three-quarters of a percent in return.

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Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

Top-Ten Holdings as of June 30, 2009

Three retailers highlighted the Fund’s top holdings list (Stein Mart, Carrols and Kirkland’s). Three of our best quarterly performers were also among the top holdings (Gulfport Energy, Bway Holding and Kirkland’s). Additionally, the Fund was broadly diversified, as the top holdings accounted for only about 20% of its total assets and no company maintained a Fund allocation of over 4%.

Rank	Description	Industry	% of Net Assets
1	Applied Signal Technology Inc	Telecommunications	3.9%
2	Stein Mart Inc	Retail	2.0%
3	Gulfport Energy Corp	Oil & Gas	2.0%
4	Diamond Foods Inc	Food	2.0%
5	NVE Corp	Electronics	1.9%
6	Tyler Technologies Inc	Software	1.8%
7	Bway Holding Co	Packaging & Containers	1.8%
8	Southside Bancshares Inc	Banks	1.7%
9	Carrols Restaurant Group Inc	Retail	1.7%
10	Kirkland’s Inc	Retail	1.6%

Total			20.4%

Industry Sector Representation as of June 30, 2009

Most notable among the differences between our Fund and our market benchmark is our significant underweighting of financial stocks. Our single largest sector is consumer non-cyclical stocks, which tend to hold up better in a downturn and lag in a bull market. As a group they definitely didn’t help in the last quarter.

	% of Net Assets	% of Russell 2000 Index	Difference
Basic Materials	3.0%	2.9%	0.1%
Communications	11.1%	8.8%	2.3%
Consumer, Cyclical	16.1%	13.1%	3.0%
Consumer, Non-cyclical	24.6%	22.8%	1.8%
Energy	7.6%	3.7%	3.9%
Financial	13.3%	18.9%	-5.6%
Industrial	15.3%	15.1%	0.2%
Technology	7.2%	10.9%	-3.7%
Utilities	1.8%	3.8%	-2.0%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of quarter-end, June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in micro-cap companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

58	Annual Report | June 30, 2009

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

Conclusion

Thank you for your continued investment in Micro-Cap Limited Fund, which remains open to all investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

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Bridgeway Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 99.55%
Advertising - 1.41%
	APAC Customer Services, Inc.*+	67,900	$348,327

Aerospace/Defense - 0.92%
	National Presto Industries, Inc.	3,000	228,300

Agriculture - 0.41%
	AgFeed Industries, Inc.*+	17,100	101,403

Airlines - 1.08%
	Hawaiian Holdings, Inc.*	44,400	267,288

Auto Manufacturers - 1.11%
	Force Protection, Inc.*	31,100	274,924

Auto Parts & Equipment - 1.43%
	Wonder Auto Technology, Inc.*	35,000	354,550

Banks - 5.30%
	First Bancorp	1,700	26,656
	Great Southern Bancorp, Inc.+	12,700	260,985
	Independent Bank Corp.	6,000	118,200
	Oriental Financial Group	37,300	361,810
	Southside Bancshares, Inc.	18,795	429,842
	The First of Long Island Corp.	4,900	113,386

			1,310,879

Beverages - 0.91%
	Peet’s Coffee & Tea, Inc.*+	8,900	224,280

Building Materials - 0.58%
	Comfort Systems USA, Inc.	14,000	143,500

Chemicals - 2.06%
	Hawkins, Inc.	5,400	121,932
	Innophos Holdings, Inc.+	7,500	126,675
	Stepan Co.	5,900	260,544

			509,151

Commercial Services - 3.85%
	Global Cash Access Holdings, Inc.*	44,300	352,628
	Lincoln Educational Services*+	12,667	265,120
	Monro Muffler Brake, Inc.+	5,700	146,547
	Providence Service Corp.*	17,100	187,245

			951,540

Computers - 2.11%
	LivePerson, Inc.*	35,000	140,000
	NCI, Inc., Class A*+	8,300	252,486

Industry	Company	Shares	Value

Computers (continued)
	Virtusa Corp.*	16,100	$129,283

			521,769

Diversified Financial Services - 1.48%
	Broadpoint Gleacher Securities, Inc.*	35,200	196,416
	Nelnet, Inc., Class A*	12,500	169,875

			366,291

Electric Utilities - 1.12%
	Pike Electric Corp.*	23,000	277,150

Electrical Components & Equipment - 1.22%
	Powell Industries, Inc.*+	8,100	300,267

Electronics - 3.27%
	Axsys Technologies, Inc.*	3,600	193,104
	Multi-Fineline Electronix, Inc.*	6,900	147,660
	NVE Corp.*	9,600	466,560

			807,324

Engineering & Construction - 2.17%
	Argan, Inc.*	8,800	124,344
	Stanley, Inc.*+	7,900	259,752
	VSE Corp.	5,800	151,728

			535,824

Entertainment - 0.48%
	Isle of Capri Casinos, Inc.*	8,900	118,548

Food - 5.13%
	American Italian Pasta Co., Class A*+	6,400	186,496
	Calavo Growers, Inc.	15,800	313,314
	Diamond Foods, Inc.+	17,400	485,460
	Seneca Foods Corp., Class A*	5,200	173,784
	Village Super Market, Inc., Class A	3,700	110,075

			1,269,129

Forest Products & Paper - 0.95%
	Glatfelter	26,500	235,850

Gas - 0.49%
	Chesapeake Utilities Corp.	3,700	120,361

Healthcare - Products - 5.97%
	Cantel Medical Corp.*	21,600	350,568
	Cyberonics, Inc.*+	17,000	282,710
	Merge Healthcare, Inc.*	45,200	194,360

60	Annual Report | June 30, 2009

Bridgeway Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Healthcare - Products (continued)
	Merit Medical Systems, Inc.*	8,200	$133,660
	Orthofix International N.V.*	7,000	175,070
	The Female Health Co.*	27,500	132,000
	Vascular Solutions, Inc.*	26,500	207,230

			1,475,598

Healthcare - Services - 4.26%
	Almost Family, Inc.*	2,600	67,886
	America Service Group, Inc.*	14,000	224,980
	LHC Group, Inc.*	9,700	215,437
	Odyssey HealthCare, Inc.*	24,200	248,776
	RehabCare Group, Inc.*+	12,400	296,732

			1,053,811

Insurance - 3.34%
	Life Partners Holdings, Inc.+	10,500	148,890
	Meadowbrook Insurance Group, Inc.	35,900	234,427
	National Interstate Corp.	9,900	150,282
	Tower Group, Inc.	11,800	292,404

			826,003

Internet - 2.64%
	EarthLink, Inc.*+	31,700	234,897
	S1 Corp.*	34,900	240,810
	United Online, Inc.	27,200	177,072

			652,779

Investment Companies - 0.12%
	Prospect Capital Corp.	3,090	28,428

Machinery - Diversified - 1.39%
	Chart Industries, Inc.*	12,500	227,250
	The Gorman-Rupp Co.	5,800	116,986

			344,236

Media - 0.38%
	Mediacom Communications Corp., Class A*	18,500	94,535

Miscellaneous Manufacturing - 1.01%
	Sturm, Ruger & Co., Inc.+	20,100	250,044

Oil & Gas - 3.43%
	Endeavour International Corp.*	76,100	103,496
	Gulfport Energy Corp.*	71,100	487,035
	Vanguard Natural Resources LLC	18,800	256,996

			847,527

Industry	Company	Shares	Value

Oil & Gas Services - 3.43%
	Dawson Geophysical Co.*	11,400	$340,290
	Geokinetics, Inc.*	8,900	121,485
	Natural Gas Services Group, Inc.*	17,400	231,420
	North American Energy Partners, Inc.*	25,200	153,468

			846,663

Packaging & Containers - 2.57%
	AEP Industries, Inc.*	7,500	197,925
	BWAY Holding Co.*	24,900	436,497

			634,422

Pharmaceuticals - 3.92%
	China Sky One Medical, Inc.*+	18,700	252,076
	Lannett Co., Inc.*	19,600	134,260
	Matrixx Initiatives, Inc.*+	25,900	144,781
	Par Pharmaceutical Cos., Inc.*	9,000	136,350
	Questcor Pharmaceuticals, Inc.*	60,100	300,500

			967,967

Pipelines - 0.69%
	Quicksilver Gas Services LP	12,400	170,500

REITS - 1.12%
	Agree Realty Corp.	6,900	126,477
	Medical Properties Trust, Inc.+	24,800	150,536

			277,013

Retail - 11.94%
	Allion Healthcare, Inc.*	18,400	109,480
	Buffalo Wild Wings, Inc.*+	9,300	302,436
	Carrols Restaurant Group, Inc.*	64,400	428,904
	Citi Trends, Inc.*+	8,000	207,040
	Fuqi International, Inc.*+	7,300	151,183
	JOS A Bank Clothiers, Inc.*+	9,800	337,708
	Kirkland’s, Inc.*	31,900	383,119
	PetMed Express, Inc.*	14,500	217,935
	Pricesmart, Inc.	12,900	216,075
	Stein Mart, Inc.*	56,100	497,046
	The Pantry, Inc.*	6,100	101,260

			2,952,186

Savings & Loans - 1.85%
	Danvers Bancorp, Inc.	15,800	212,510
	ESB Financial Corp.+	10,500	137,760
	United Financial Bancorp, Inc.	7,700	106,414

			456,684

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Bridgeway Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Software - 5.03%
	Ebix, Inc.*	11,400	$357,048
	Renaissance Learning, Inc.	20,000	184,200
	SYNNEX Corp.*	10,500	262,395
	Tyler Technologies, Inc.*	28,100	438,922

			1,242,565

Telecommunications - 6.59%
	Adaptec, Inc.*	59,100	156,615
	Anaren, Inc.*	15,400	272,272
	Applied Signal Technology, Inc.	38,100	971,931
	Virgin Mobile USA, Inc., Class A*+	57,000	229,140

			1,629,958

Transportation - 1.42%
	General Maritime Corp.	12,100	119,669
	Gulfmark Offshore, Inc.*	8,373	231,095

			350,764

Trucking & Leasing - 0.70%
	TAL International Group, Inc.	15,800	172,220

Water - 0.27%
	Consolidated Water Co., Inc.	4,196	66,506

TOTAL COMMON STOCKS - 99.55%			24,607,064

(Cost $22,373,152)

MONEY MARKET FUND - 0.13%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.49%	33,079	33,079

TOTAL MONEY MARKET FUND - 0.13%			33,079

(Cost $33,079)

TOTAL INVESTMENTS - 99.68%			$24,640,143
(Cost $22,406,231)
Other Assets in Excess of Liabilities - 0.32%			78,977

NET ASSETS - 100.00%			$24,719,120

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2009. Total loaned securities had a market value of $5,290,151 at June 30, 2009.
^	Rate disclosed is as of June 30, 2009.

LLC - Limited Liability Co.

LP - Limited Partnership

See Notes to Financial Statements.

62	Annual Report | June 30, 2009

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Small-Cap Growth Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Small-Cap Growth Fund Shareholder,

In the midst of the June “bounce-back” quarter described on page 4, our Fund appreciated 16.37%. This was a nice absolute return, but underperformed our benchmarks. By comparison, the Russell 2000 Growth Index rose 23.38%, and the Lipper Small-Cap Growth Funds Index rose 20.59%. It was a poor quarter on a relative basis. As discussed on page 3, we know that the models in aggregate have not been “kicking in” or providing us the market-beating returns they are designed to produce. However, based on the fifteen-years of history and recent reviews of our modeling process, we remain confident that as markets normalize, the models will show their strength.

For the fiscal year, our Fund declined 39.35%, trailing the 24.85% loss of the Russell 2000 Growth Index and the 25.74% loss of the Lipper Small-Cap Growth Funds Index. This poor result reflects three major factors: a) the worst bear market since the 1930’s, b) damaging exposure to some precipitously falling commodity prices (e.g. crude oil falling from $146/barrel in July 2008 to a low of $31/barrel in December 2008), and c) the fact that actual company-level economics have not been the major determining factor in their stock price movements (up or down).

The table below presents our June quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception to June 30, 2009. Our most recent fiscal year was poor enough to put us behind each of our performance benchmarks over the last five years, and since inception.

	June Qtr. 4/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	Life-to-Date 10/31/03 to 6/30/09

Small-Cap Growth Fund	16.37%	-39.35%	-4.84%	-2.91%
Russell 2000 Growth Index	23.38%	-24.85%	-1.32%	0.44%
Lipper Small-Cap Growth Funds Index	20.59%	-25.74%	-2.32%	-0.99%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index, which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2009, Small-Cap Growth Fund ranked 554th of 578 small-cap growth funds for the twelve-month period ended June 30, 2009, 346th of 412 over the last five years and 314th of 391 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

64	Annual Report | June 30, 2009

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index from Inception 10/31/03 to 6/30/09

Detailed Explanation of Quarterly Performance—Some Stocks Cushioned the Blow

The Short Version:  Although our models lacked the traction we see in a majority of market environments (page 3), several disparate factors did help in the June quarter. In addition to the themes described below, occasionally a single stock can also make a big difference. Such was the case with Spectrum Pharmaceuticals.

There were three positive “themes” in the June quarter:

1.	Stocks rallied across most industries over the past three months, and companies that had previously been hit the hardest, bounced back the most.

2.	Energy prices rebounded from a low of $31 per barrel on the spot market in December to end the June quarter at almost $70 per barrel. Energy stocks generally responded favorably, and our stocks did better than those in our market benchmark. Three of our top performers were from the oil and gas sector, and combined they contributed over one and a half percent to the Fund’s return.

3.	Part of our investment process has us hold on to some stocks that appear to be “oversold,” or unreasonably beat up, in a market or company specific downturn. Several previously depressed companies (i.e. the three energy companies mentioned above and a retailer) attest to the principle that just because a stock goes down under what seems like a cloud of bad news doesn’t necessarily mean it should be sold.

These are the ten best-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Spectrum Pharmaceuticals Inc	Pharmaceuticals	206.7%
2	Force Protection Inc	Auto Manufacturers	84.2%
3	NVE Corp	Electronics	68.7%
4	Gymboree Corp	Retail	66.2%
5	Concur Technologies Inc	Software	62.0%
6	Superior Energy Services Inc	Oil & Gas Services	61.8%
7	Bolt Technology Corp	Oil & Gas Services	58.1%
8	Natural Gas Services Group Inc	Oil & Gas Services	47.8%
9	Valmont Industries Inc	Metal Fabricate/Hardware	43.6%
10	TAL International Group Inc	Trucking & Leasing	43.5%

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Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Spectrum Pharmaceuticals was the Fund’s top performer, and its share price tripled in value (over 200%) for the quarter. This biotech company develops and markets cancer drugs and recently acquired the rights to a non-Hodgkin’s Lymphoma therapy called Zevalin. While Zevalin showed great promise in clinical trials, it has not achieved much commercial success. Spectrum is hoping that the FDA will approve a new label in July that will potentially expand its patient base and help promote its safety features to targeted physicians. In May, the company won an arbitration dispute of $4.3 million that involved a prior joint venture regarding Zevalin. Spectrum also posted better than expected earnings and, late in the quarter, the company raised significant capital from institutional investors through a series of direct stock offerings. The holding contributed a whopping 4% to the overall return of the Fund during the past three months.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Several factors hurt our June quarter performance: a somewhat more conservative positioning than our market benchmark, lack of exposure to some distressed stocks that bounced back the most, and our Fund holding some appreciated mid-cap stocks.

There were several negative “themes” in the June quarter:

1.	Generally, the stocks that had declined the most came back strongly in the June quarter, and our somewhat conservative positioning was a drag of almost 3% on relative performance in the June quarter.

2.	Our companies were significantly less leveraged than the average stocks of the Russell 2000 Growth Index. While our models tend to avoid financially distressed stocks, some of those companies were the best performers of the quarter.

3.	Although our Fund held more smaller companies than our market benchmark (a boost in the June quarter environment), it also held some larger ones, which was a significant drag.

These are the ten worst-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Matrixx Initiatives Inc	Pharmaceuticals	-66.4%
2	Crawford & Co	Insurance	-33.4%
3	HOT Topic Inc	Retail	-33.1%
4	CNA Surety Corp	Insurance	-26.8%
5	Watson Wyatt Worldwide Inc	Commercial Services	-23.9%
6	ACI Worldwide Inc	Software	-20.9%
7	TeleCommunication Systems Inc	Internet	-19.7%
8	Life Partners Holdings Inc	Insurance	-16.9%
9	Manhattan Associates Inc	Computers	-16.3%
10	Laclede Group Inc	Gas	-13.6%

Sluggish consumer activity may have finally caught up with teen retailer Hot Topic, which was the Fund’s third poorest performer of the quarter. After beating the economic odds with stellar sales figures since October 2008, Hot Topic reported that its April results were far below analysts’ expectations. The specialty retailer markets affordable pop culture merchandise and had benefitted from strong sales of apparel and accessories related to Twilight, a teen cult-movie about vampires. However, sales began to dwindle in April as its fickle target market was forced to tighten their belts while their main source of funding (parents) struggled with economic issues. Management still believes the decrease in its stock price represented a “healthy correction” and claims that the company is well-positioned to take advantage of the back-to-school market. After doubling in value during the prior three quarters, Hot Topic stock fell over 30% over the three-month period and cost the Fund about half-a-percent in return.

66	Annual Report | June 30, 2009

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—Companies With Positive Returns

The Short Version:  Most of our best performers were purchased at lower prices after the worst part of the downturn. It’s an interesting list, but clearly not representative of the full year performance.

For the first nine months of the fiscal year, little went right in the markets and economy and investors had to search long and hard for success stories. Finally, the past three months brought some renewed confidence. Our top-ten fiscal year performers hailed from ten different industries:

Rank	Description	Industry	% Gain
1	Spectrum Pharmaceuticals Inc	Pharmaceuticals	206.7%
2	ICF International Inc	Commercial Services	66.0%
3	NVE Corp	Electronics	54.8%
4	Force Protection Inc	Auto Manufacturers	46.8%
5	Ocwen Financial Corp	Diversified Financial Services	43.8%
6	Southside Bancshares Inc	Banks	40.5%
7	Applied Signal Technology Inc	Telecommunications	38.4%
8	Seachange International Inc	Software	36.9%
9	SYKES Enterprises Inc	Computers	33.8%
10	Tyler Technologies Inc	Software	33.7%

NVE develops and markets various electronic devices for use within different industries using “spintronics,” a powerful storage and transmittal application. The Minnesota-based company has achieved success with its sensors and couplers that fit into hearing aids and pacemakers, but analysts see significant upside in developments within consumer products devises. Of note, management has discussed development of technologies that could enhance the accuracy and effectiveness of navigation systems. Its stock price jumped over 50% for the year and contributed about a third-of-a-percent to the return of the Fund.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Our worst performers seem like a repeat of our September and December quarter reports. Energy and materials stocks took a large bite from our returns in these two quarters.

Over the past 12 months, the commodity bubble burst, prices plummeted, and related companies took it on the chin (to put it mildly). Crude oil prices, for example, declined from about $146/barrel last summer to $31/barrel in December. Other commodities like coal followed suit as global demand continued to decline and the depressed environment brought down countless related companies in their tracks. Nine of the 10 holdings within the worst-performer list maintained ties to some commodity and operated in either the energy or industrial sectors. Each lost over sixty-nine percent and cost the Fund over nine percent in return.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Alpha Natural Resources Inc	Coal	-85.2%
2	Gulf Island Fabrication Inc	Oil & Gas Services	-82.5%
3	Gulfport Energy Corp	Oil & Gas	-81.5%
4	Mitcham Industries Inc	Oil & Gas Services	-81.0%
5	Graham Corp	Electrical Compo & Equip	-79.8%
6	Metalico Inc	Environmental Control	-78.7%
7	Rosetta Resources Inc	Oil & Gas	-78.4%
8	Dawson Geophysical Co	Oil & Gas Services	-73.6%
9	Life Sciences Research Inc	Healthcare-Services	-72.4%
10	GrafTech International Ltd	Electrical Components & Equipment	-69.2%

www.bridgeway.com	67

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Alpha Natural Resources is a major coal producer that has seen demand for its products decline dramatically, as its major customers like utilities and steel producers struggle in this global economic downturn. Just about a year ago, its stock price traded at over $100 after surging from $20 in mid-2007 during the commodity heyday. How quickly things can change. When the bubble burst and worldwide recession became evident, its share price plunged to around $15 by year-end 2008. A bit of decent news reemerged in May as signs of the economic recovery prompted a rebound in certain commodities. Alpha Resources’ shares lost over 85% during the 12-month period and cost the Fund almost two percent in return.

Top-Ten Holdings as of June 30, 2009

With a potential healthcare overhaul in the news, three related companies made up our top holdings at fiscal year-end (Spectrum Pharmaceuticals, Thoratec, and Almost Family). Two of our largest holdings also appeared in our list of top quarterly performers (Spectrum Pharmaceuticals and Gymboree). The Fund remained broadly diversified with the top 10 holdings representing less than 30% of its total assets and only one company maintaining a Fund allocation of over 5%. In accordance with the investment process to limit company specific risk, the Fund’s adviser began trimming the large Spectrum position late in the quarter.

Rank	Description	Industry	% of Net Assets
1	Spectrum Pharmaceuticals Inc	Pharmaceuticals	5.2%
2	Sapient Corp	Internet	2.8%
3	Tyler Technologies Inc	Software	2.8%
4	Cognizant Technology Solutions Corp	Computers	2.6%
5	Applied Signal Technology Inc	Telecommunications	2.5%
6	Informatica Corp	Software	2.3%
7	Thoratec Corp	Healthcare-Products	2.3%
8	Almost Family Inc	Healthcare-Services	2.3%
9	Gymboree Corp	Retail	2.0%
10	Tidewater Inc	Transportation	2.0%

Total			26.8%

Industry Sector Representation as of June 30, 2009

Over the past few quarters, the Fund benefited from being underweighted in financials, the sector that led the market downturn and had performed so poorly since mid-2008. In spite of adding to financial stocks in the recent period, our models’ less risky choices benefited performance much less than the riskier ones of our market benchmark. Reflecting the bear market, consumer non-cyclical stocks now comprise the largest segment of both the market and Fund.

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Basic Materials	2.1%	1.1%	1.0%
Communications	12.7%	12.3%	0.4%
Consumer, Cyclical	17.1%	14.8%	2.3%
Consumer, Non-cyclical	29.8%	34.0%	-4.2%
Energy	4.5%	3.0%	1.5%
Financial	7.4%	5.2%	2.2%
Industrial	12.7%	13.0%	-0.3%
Technology	12.6%	16.2%	-3.6%
Utilities	1.1%	0.4%	0.7%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

68	Annual Report | June 30, 2009

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of quarter end, June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	69

Bridgeway Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 105.55%
	Advertising - 1.25%
	APAC Customer Services, Inc.*+	175,100	$898,263

	Aerospace/Defense - 0.17%
	AAR Corp.*	7,429	119,235

	Airlines - 1.11%
	AirTran Holdings, Inc.*+	128,600	796,034

	Apparel - 0.16%
	Warnaco Group, Inc.*	3,600	116,640

	Auto Manufacturers - 1.42%
	Force Protection, Inc.*	114,800	1,014,832

	Banks - 1.43%
	Southside Bancshares, Inc.	44,835	1,025,376

	Beverages - 1.69%
	Green Mountain Coffee Roasters, Inc.*+	20,550	1,214,916

	Biotechnology - 1.10%
	Cubist Pharmaceuticals, Inc.*	43,100	790,023

	Chemicals - 0.96%
	NewMarket Corp.	10,200	686,766

	Commercial Services - 4.98%
	Corinthian Colleges, Inc.*+	42,300	716,139
	Emergency Medical Services Corp., Class A*	21,100	776,902
	FTI Consulting, Inc.*+	6,065	307,617
	ICF International, Inc.*	33,000	910,470
	Strayer Education, Inc.+	3,927	856,518

			3,567,646

	Computers - 3.32%
	Cognizant Technology Solutions Corp., Class A*+	72,880	1,945,896
	Sykes Enterprises, Inc.*	24,200	437,778

			2,383,674

	Distribution/Wholesale - 1.07%
	Beacon Roofing Supply, Inc.*	53,100	767,826

Diversified Financial Services - 2.98%
	Broadpoint Gleacher Securities, Inc.*	194,000	1,082,520
	Ocwen Financial Corp.*	81,200	1,053,164

			2,135,684

Industry	Company	Shares	Value

	Electronics - 2.65%
	Axsys Technologies, Inc.*	11,000	$590,040
	NVE Corp.*	27,000	1,312,200

			1,902,240

	Engineering & Construction - 1.64%
	VSE Corp.	44,900	1,174,584

	Environmental Control - 2.04%
	Calgon Carbon Corp.*	105,300	1,462,617

	Food - 1.52%
	American Italian Pasta Co., Class A*+	23,700	690,618
	Lancaster Colony Corp.	9,125	402,139

			1,092,757

	Forest Products & Paper - 1.21%
	Orchids Paper Products Co.*+	42,200	867,210

	Gas - 1.18%
	Chesapeake Utilities Corp.	26,000	845,780

	Healthcare - Products - 8.17%
	American Medical Systems Holdings, Inc.*+	13,200	208,560
	Cyberonics, Inc.*+	53,600	891,368
	Greatbatch, Inc.*	31,700	716,737
	Hologic, Inc.*+	60,000	853,800
	Qiagen NV*+	77,256	1,436,189
	Thoratec Corp.*+	65,300	1,748,734

			5,855,388

	Healthcare - Services - 5.20%
	Almost Family, Inc.*	66,800	1,744,148
	Amedisys, Inc.*+	14,000	462,280
	America Service Group, Inc.*	48,500	779,395
	LHC Group, Inc.*	33,400	741,814

			3,727,637

	Insurance - 2.50%
	CNA Surety Corp.*	44,900	605,701
	Life Partners Holdings, Inc.+	31,750	450,215
	Tower Group, Inc.+	29,700	735,966

			1,791,882

	Internet - 7.25%
	Equinix, Inc.*+	10,100	734,674
	Netflix, Inc.*+	27,800	1,149,252
	priceline.com, Inc.*+	10,500	1,171,275
	Sapient Corp.*	340,200	2,139,858

			5,195,059

70	Annual Report | June 30, 2009

Bridgeway Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Investment Companies - 0.96%
	Medallion Financial Corp.	32,900	$251,685
	Triangle Capital Corp.+	39,837	435,020

			686,705

Metal Fabrication - Hardware - 1.54%
	Valmont Industries, Inc.+	15,300	1,102,824

Miscellaneous Manufacturing - 0.73%
	AZZ, Inc.*	15,303	526,576

Oil & Gas Services - 4.77%
	Bolt Technology Corp.*	119,277	1,340,674
	Dril-Quip, Inc.*	18,300	697,230
	FMC Technologies, Inc.*+	14,030	527,247
	Natural Gas Services Group, Inc.*	20,300	269,990
	Oceaneering International, Inc.*+	13,000	587,600

			3,422,741

Pharmaceuticals - 8.76%
	Matrixx Initiatives, Inc.*+	65,100	363,909
	Questcor Pharmaceuticals, Inc.*	264,400	1,322,000
	Sepracor, Inc.*	35,700	618,324
	Spectrum Pharmaceuticals, Inc.*	519,400	3,973,410

			6,277,643

Retail - 14.32%
	99 Cents Only Stores*+	55,600	755,048
	Aeropostale, Inc.*+	25,900	887,593
	Buffalo Wild Wings, Inc.*+	17,100	556,092
	EZCORP, Inc., Class A*	51,500	555,170
	Gymboree Corp.*+	43,100	1,529,188
	JOS A Bank Clothiers, Inc.*+	40,000	1,378,400
	PetMed Express, Inc.*+	50,500	759,015
	Pricesmart, Inc.	58,500	979,875
	Texas Roadhouse, Inc., Class A*	81,033	884,070
	The Buckle, Inc.+	35,850	1,138,955
	Tractor Supply Co.*+	20,400	842,928

			10,266,334

Software - 9.96%
	Advent Software, Inc.*+	21,100	691,869
	Concur Technologies, Inc.*	28,900	898,212
	CSG Systems International, Inc.*	52,900	700,396
	Informatica Corp.*+	101,900	1,751,661

Industry	Company	Shares	Value

Software (continued)
	SeaChange International, Inc.*	120,600	$968,418
	Tyler Technologies, Inc.*	136,300	2,129,006

			7,139,562

Telecommunications - 4.89%
	Applied Signal Technology, Inc.	74,700	1,905,597
	MasTec, Inc.*	53,600	628,192
	Tekelec*+	57,720	971,428

			3,505,217

Transportation - 4.62%
	Gulfmark Offshore, Inc.*	15,050	415,380
	Kirby Corp.*+	44,000	1,398,760
	Tidewater, Inc.	35,000	1,500,450

			3,314,590

TOTAL COMMON STOCKS - 105.55%			75,674,261

(Cost $67,758,873)

MONEY MARKET FUND - 0.32%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.49%	232,225	232,225

TOTAL MONEY MARKET FUND - 0.32%			232,225

(Cost $232,225)

TOTAL INVESTMENTS - 105.87%			$75,906,486
(Cost $67,991,098)
Liabilities in Excess of Other Assets - (5.87)%			(4,209,950)

NET ASSETS - 100.00%			$71,696,536

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2009. Total loaned securities had a market value of $23,681,261 at June 30, 2009.
^	Rate disclosed is as of June 30, 2009.

See Notes to Financial Statements.

www.bridgeway.com	71

Small-Cap Value Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Small-Cap Value Fund Shareholder,

In the midst of the June “bounce-back” quarter described on page 4, our Fund appreciated a strong 28.36%. By comparison, our primary market benchmark, the Russell 2000 Value Index, rose 18.00%, and our peer benchmark, the Lipper Small-Cap Value Funds Index, rose 21.40%. It was a great quarter on both an absolute and a relative basis.

Unfortunately, this quarter’s performance was not enough to offset the awful showing of the September 2008 quarter. For the fiscal year, our Fund declined 38.15%, which trailed the 25.24% loss of the Russell 2000 Value Index and the 23.37% loss of the Lipper Small-Cap Value Funds Index. This poor result reflects three major factors: a) the worst bear market since the 1930’s, b) a damaging exposure to some precipitously falling commodity prices (e.g. crude oil falling from $146/barrel in July 2008 to a low of $31/barrel in December 2008), and c) the fact that actual company-level economics have not been the major determining factor in their stock price movements (up or down).

The table below presents our June quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception. Our most recent fiscal year performance was enough to put our Fund “under water,” if by a small amount, even for the period since inception.

	June Qtr. 4/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	Life-to-Date 10/31/03 to 6/30/09

Small-Cap Value Fund	28.36%	-38.15%	-1.28%	-0.34%
Russell 2000 Value Index	18.00%	-25.24%	-2.27%	0.59%
Lipper Small-Cap Value Funds Index	21.40%	-23.37%	-1.11%	1.73%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index, which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2009, Small-Cap Value Fund ranked 751st of 768 small-cap core funds for the twelve-month period ended June 30, 2009, 215th of 503 over the last five years and 315th of 465 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

72	Annual Report | June 30, 2009

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index from Inception 10/31/03 to 6/30/09

Detailed Explanation of Quarterly Performance—Some Stocks (Slightly) Cushioned the Blow

The Short Version:  Strong stock picks among energy, industry, and financial stocks carried the day in the June quarter. A somewhat more aggressive positioning versus our market benchmark also helped during the market rebound.

There were three positive “themes” in the June quarter:

1.	Companies that had previously been hit the hardest bounced back the most. This Fund was less conservatively positioned by our stock picking models over the last year, which significantly hurt performance in the second half of 2008, but has helped a great deal thus far in 2009.

2.	Energy prices bounced back from a low of $31 per barrel on the spot market in December to end the June quarter at almost $70 per barrel. Energy stocks generally responded favorably, and our stocks did better than those in our market benchmark. Three of our top performers were from the oil and gas industry, and combined they contributed over two percent to the Fund’s return.

3.	Far and away the biggest contributor to returns was favorable stock selection, with energy, industrial and financial stocks performing particularly well.

These are the ten best-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Polypore International Inc	Miscellaneous Manufacturing	176.6%
2	Chart Industries Inc	Machinery-Diversified	135.3%
3	Dawson Geophysical Co	Oil & Gas Services	121.1%
4	Massey Energy Co	Coal	111.1%
5	Genco Shipping & Trading Ltd	Transportation	101.1%
6	CB Richard Ellis Group Inc	Real Estate	99.8%
7	Superior Well Services Inc	Oil & Gas Services	94.3%
8	Spartan Motors Inc	Auto Parts & Equipment	92.2%
9	Callon Petroleum Co	Oil & Gas	81.7%
10	RR Donnelley & Sons Co	Commercial Services	66.6%

Chart Industries manufactures equipment used in the processing and storage of hydrocarbons and gases. The company’s stock price has followed the movements of the commodities markets almost to a tee, falling from around $50 last summer

www.bridgeway.com	73

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

2008 to hitting lows of about $5 in early March before beginning a steady climb throughout the past quarter on initial signs of an economic recovery. In April, the company posted a better-than-expected increase in quarterly profits and raised its outlook for the year, citing ongoing cost cutting measures and improving margins. Management also claims to have seen a recent surge in bid activity for future projects, another promising sign. Its stock price more than doubled in the June quarter and contributed just under two percent to the return of the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  In spite of a great quarterly return, several negative factors were also at work. The biggest factor working against us was the fact that our models tend to avoid financially distressed companies, although these were some of the best performers in the March through early June timeframe.

Several negative “themes” held back performance in the June quarter:

1.	Our models tend to avoid severely financially distressed stocks, and some of these were the best performers of the quarter.

2.	About 15% of our Fund is comprised of significantly appreciated stocks that now fall into the “large” category. In an environment in which small stocks significantly outperformed, this imbalance cost our Fund about one percent of performance relative to our market benchmark. The Adviser continues to methodically trim back on the larger companies.

3.	In certain cases, our stock selection during the quarter actually hindered the overall performance. Four financial companies comprised this negative list and cost the Fund over one percent in return, despite the fact that the sector as a whole enjoyed a nice bounce-back quarter.

These are the ten worst-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Western Refining Inc	Oil & Gas	-40.9%
2	LodgeNet Interactive Corp	Media	-39.9%
3	Unitrin Inc	Insurance	-26.9%
4	World Acceptance Corp	Diversified Financial Services	-25.6%
5	First Community Bancshares Inc	Banks	-20.9%
6	Wilmington Trust Corp	Banks	-16.7%
7	Laclede Group Inc	Gas	-15.7%
8	Career Education Corp	Commercial Services	-11.3%
9	Briggs & Stratton Corp	Machinery-Diversified	-10.6%
10	Arena Pharmaceuticals Inc	Biotechnology	-9.8%

Western Refining was the Fund’s worst performer for the quarter. While the independent oil refiner posted an earnings report that beat analysts’ forecasts in May, management gave a dire warning just a month later. The execs claimed that the higher crude costs were pressuring margins and, combined with declining demand for its products, future quarters may not reflect similarly favorable results. In June, the company also announced a plan to issue new equity and debt securities, a move that would dilute existing shareholder value. Its stock price plunged over 40% and cost the Fund over half-a-percent in return.

Detailed Explanation of Fiscal Year Performance—Companies With Positive Returns

The Short Version:  Most of our best performers were purchased at lower prices after the worst part of the downturn. It’s an interesting list, but clearly not representative of the full year performance.

For the first nine months of the fiscal year, little went right in the markets and economy, and investors had to search long and hard for some success stories. Finally, the past three months brought some renewed confidence. All ten of the best-performing stocks returned greater than 50% for the fiscal year, with much of that positive performance coming from the past three months.

74	Annual Report | June 30, 2009

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

These are the ten best performers for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Chart Industries Inc	Machinery-Diversified	194.5%
2	Superior Well Services Inc	Oil & Gas Services	100.6%
3	Spartan Motors Inc	Auto Parts & Equipment	92.2%
4	CB Richard Ellis Group Inc	Real Estate	91.1%
5	Dawson Geophysical Co	Oil & Gas Services	79.5%
6	Dollar Financial Corp	Commercial Services	66.2%
7	Polypore International Inc	Miscellaneous Manufacturing	58.6%
8	Weingarten Realty Investors	REITS	58.5%
9	Genco Shipping & Trading Ltd	Transportation	58.0%
10	American Capital Ltd	Investment Companies	56.0%

Superior Well Services was among the Fund’s top performers of the year and an example of our model’s ability to find value in depressed stocks that had been severely hurt over the past few quarters. The company provides various well-site services to energy companies, and its stock closely tracked the volatile price of crude. Last summer 2008, Superior Well Services traded at around $35 a share before plunging to about $4 when oil was trading at lower levels in early March 2009. Our Fund purchased a position equal to approximately 1% of Fund net assets, fortunately near the low, under $5/share. The stock price began a stellar climb until the company reported a decline in orders due to surprisingly limited drilling activity. Uncharacteristic of this Fund, we held the shares a brief three months, but sold all our shares at a price near $10.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Energy and materials stocks took a huge bite out of our fiscal year returns.

Over the past 12 months, the commodity bubble burst, prices plummeted, and related companies took it on the chin (to put it mildly). Crude oil prices, for example, declined from about $146/barrel last summer to $31/barrel in December. Other commodities like iron and steel followed suit as global demand continued to decline and the depressed environment brought down countless related companies in their tracks. Nine of the 10 holdings within the worst-performer list maintained ties to some commodity and operated in the energy, basic materials or industrial sectors. Each lost over 75% and combined, these companies cost the Fund over nine percent in return.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Energy Partners Ltd	Oil & Gas	-94.7%
2	Callon Petroleum Co	Oil & Gas	-89.6%
3	Quiksilver Inc	Apparel	-84.4%
4	ATP Oil & Gas Corp	Oil & Gas	-83.9%
5	Cliffs Natural Resources Inc	Iron/Steel	-81.8%
6	Capstone Turbine Corp	Electrical Components & Equipment	-79.8%
7	AK Steel Holding Corp	Iron/Steel	-79.1%
8	Swift Energy Co	Oil & Gas	-76.9%
9	NCI Building Systems Inc	Building Materials	-76.9%
10	Steel Dynamics Inc	Iron/Steel	-76.4%

While investors often characterize financials and commodity-related stocks as the worst performers for the fiscal year, many retailers struggled mightily as well, as the consumer went deep into hibernation during the economic downturn. Quiksilver, a maker of outdoor apparel and sporting goods equipment, is one such company that has fallen on tough times as the cautious consumer limits purchases on all but the necessities of life (snowboard wear not being a necessity to most people). In August 2008, the company announced its intent to sell Rossignol, a winter sport manufacturing unit, and eventually expected a substantial loss of about $150 million on the transaction. Its price even fell into penny stock territory late in 2008. In January, the company announced significant layoffs and additional cost-cutting measures. While Quiksilver posted a profit in its most recent quarter, management issued a weak outlook for the second half of the year with cautious consumer spending, particularly given the uncertainties in the jobs markets. This one stock’s decline cost the Fund over three quarters of a percent in return.

www.bridgeway.com	75

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Top-Ten Holdings as of June 30, 2009

Three of our larger holdings also appeared in our list of top quarterly performers (Chart Industries, Spartan Motors and Dawson Geophysical). The Fund remained broadly diversified with 10 different industries on the list. Additionally, the top-ten holdings accounted for less than 25% of its total assets, and no company maintained a Fund allocation of over 3%.

Rank	Description	Industry	% of Net Assets
1	SYNNEX Corp	Software	2.7%
2	Multi-Fineline Electronix Inc	Electronics	2.6%
3	Warnaco Group Inc	Apparel	2.5%
4	Chart Industries Inc	Machinery-Diversified	2.5%
5	Amerisafe Inc	Insurance	2.4%
6	Spartan Motors Inc	Auto Parts & Equipment	2.3%
7	HealthSpring Inc	Healthcare-Services	2.3%
8	Dawson Geophysical Co	Oil & Gas Services	2.1%
9	Knight Capital Group Inc	Diversified Financial Services	2.1%
10	Earthlink Inc	Internet	2.1%

Total			23.6%

Industry Sector Representation as of June 30, 2009

Stock selection was key during the quarter. In particular, the Fund benefited from our models’ overweighting both energy and industrials and reaped even greater rewards from stellar picks within these sectors. Even though the Fund maintained an allocation to financials below its benchmarks, the performances of the related holdings contributed to the strong absolute and relative returns of the past three months.

	% of Net Assets	% of Russell 2000 Value Index	Difference
Basic Materials	3.0%	4.6%	-1.6%
Communications	4.5%	5.2%	-0.7%
Consumer, Cyclical	18.6%	11.5%	7.1%
Consumer, Non-cyclical	10.9%	11.2%	-0.3%
Energy	8.8%	4.4%	4.4%
Financial	26.3%	33.0%	-6.7%
Industrial	23.1%	17.2%	5.9%
Technology	3.8%	5.4%	-1.6%
Utilities	1.0%	7.4%	-6.4%
Cash	0.0%	0.1%	-0.1%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of quarter-end June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

76	Annual Report | June 30, 2009

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	77

Bridgeway Small-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 100.05%
Aerospace/Defense - 1.15%
	AAR Corp.*	20,921	$335,782
	Triumph Group, Inc.	29,700	1,188,000

			1,523,782

Airlines - 1.06%
	Republic Airways Holdings, Inc.*	214,700	1,401,991

Apparel - 2.51%
	Warnaco Group, Inc.*	102,600	3,324,240

Auto Parts & Equipment - 2.32%
	Spartan Motors, Inc.	270,800	3,068,164

Banks - 2.06%
	First Community Bancshares, Inc.	103,000	1,322,520
	Wilmington Trust Corp.+	102,600	1,401,516

			2,724,036

Biotechnology - 1.25%
	Life Technologies Corp.*+	39,600	1,652,112

Building Materials - 2.42%
	Apogee Enterprises, Inc.+	111,100	1,366,530
	Comfort Systems USA, Inc.	178,780	1,832,495

			3,199,025

Chemicals - 1.00%
	Innophos Holdings, Inc.+	78,605	1,327,639

Commercial Services - 3.50%
	Dollar Financial Corp.*	81,700	1,126,643
	Emergency Medical Services Corp., Class A*	59,300	2,183,426
	RR Donnelley & Sons Co.	113,600	1,320,032

			4,630,101

Diversified Financial Services - 7.14%
	AmeriCredit Corp.*	146,400	1,983,720
	Fortress Investment Group, LLC, Class A*+	387,100	1,323,882
	Knight Capital Group, Inc., Class A*	165,600	2,823,480
	Nelnet, Inc., Class A*	138,700	1,884,933
	World Acceptance Corp.*+	71,400	1,421,574

			9,437,589

Electric Utilities - 1.11%
	NorthWestern Corp.	64,700	1,472,572

Industry	Company	Shares	Value

Electronics - 2.55%
	Multi-Fineline Electronix, Inc.*	157,600	$3,372,640

Engineering & Construction - 2.15%
	EMCOR Group, Inc.*	75,700	1,523,084
	Tutor Perini Corp.*+	76,400	1,326,304

			2,849,388

Forest Products & Paper - 1.34%
	Glatfelter	198,900	1,770,210

Healthcare - Products - 0.56%
	Cyberonics, Inc.*+	44,400	738,372

Healthcare - Services - 4.21%
	AMERIGROUP Corp.*	51,300	1,377,405
	Gentiva Health Services, Inc.*	69,300	1,140,678
	HealthSpring, Inc.*+	280,600	3,047,316

			5,565,399

Household Products/Wares - 1.35%
	Central Garden & Pet Co.*+	162,300	1,783,677

Insurance - 10.30%
	American Financial Group, Inc.	85,300	1,840,774
	American Physicians Capital, Inc.	39,300	1,538,988
	Amerisafe, Inc.*	204,747	3,185,863
	Horace Mann Educators Corp.	170,800	1,702,876
	Meadowbrook Insurance Group, Inc.	239,800	1,565,894
	Tower Group, Inc.	110,000	2,725,800
	Unitrin, Inc.	87,600	1,052,952

			13,613,147

Internet - 3.40%
	EarthLink, Inc.*+	369,600	2,738,736
	United Online, Inc.	269,796	1,756,372

			4,495,108

Investment Companies - 1.50%
	American Capital, Ltd.+	218,117	700,156
	Prospect Capital Corp.+	138,800	1,276,960

			1,977,116

Leisure Time - 1.54%
	Polaris Industries, Inc.+	63,300	2,033,196

78	Annual Report | June 30, 2009

Bridgeway Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery - Diversified - 2.46%
	Chart Industries, Inc.*	179,000	$3,254,220

Media - 0.71%
	Lodgenet Entertainment Corp.*+	275,400	936,360

Mining - 0.67%
	US Gold Corp.*	333,400	880,176

Miscellaneous Manufacturing - 3.41%
	LSB Industries, Inc.*	129,800	2,098,866
	Polypore International, Inc.*	216,900	2,411,928

			4,510,794

Office Furnishing - 0.44%
	Knoll, Inc.+	77,400	586,692

Oil & Gas - 5.21%
	Atwood Oceanics, Inc.*	90,200	2,246,882
	Callon Petroleum Co.*+	119,600	236,808
	Rosetta Resources, Inc.*	178,800	1,564,500
	Vanguard Natural Resources LLC	137,400	1,878,258
	Western Refining, Inc.*+	137,200	968,632

			6,895,080

Oil & Gas Services - 3.54%
	Dawson Geophysical Co.*	95,000	2,835,750
	Hornbeck Offshore Services, Inc.*	86,000	1,839,540

			4,675,290

Packaging & Containers - 4.51%
	BWAY Holding Co.*+	124,400	2,180,732
	Greif, Inc., Class A+	52,200	2,308,284
	Rock-Tenn Co., Class A	38,497	1,469,046

			5,958,062

Real Estate - 2.04%
	CB Richard Ellis Group, Inc., Class A*+	287,600	2,691,936

REITS - 3.33%
	BioMed Realty Trust, Inc.+	130,400	1,333,992
	Kilroy Realty Corp.+	39,000	801,060
	Mack-Cali Realty Corp.+	33,400	761,520
	Weingarten Realty Investors+	104,240	1,512,522

			4,409,094

Retail - 10.70%
	Big Lots, Inc.*+	19,300	405,879
	Carrols Restaurant Group, Inc.*	234,400	1,561,104
	Casey’s General Stores, Inc.	6,900	177,261

Industry	Company	Shares	Value

Retail (continued)
	CEC Entertainment, Inc.*	90,400	$2,664,992
	Fred’s, Inc., Class A+	109,000	1,373,400
	Kirkland’s, Inc.*	96,900	1,163,769
	Regis Corp.	79,500	1,384,095
	The Finish Line, Inc., Class A	236,200	1,752,604
	The Pantry, Inc.*	75,600	1,254,960
	West Marine, Inc.*	129,400	712,994
	World Fuel Services Corp.+	41,200	1,698,676

			14,149,734

Software - 3.76%
	Acxiom Corp.	154,200	1,361,586
	SYNNEX Corp.*+	144,600	3,613,554

			4,975,140

Telecommunications - 0.38%
	UTStarcom, Inc.*+	305,800	498,454

Transportation - 3.44%
	Gulfmark Offshore, Inc.*	64,945	1,792,482
	International Shipholding Corp.	70,900	1,911,464
	Tidewater, Inc.	20,000	857,400

			4,561,346

Trucking & Leasing - 1.03%
	TAL International Group, Inc.	124,300	1,354,870

TOTAL COMMON STOCKS - 100.05%			132,296,752

(Cost $130,404,200)

MONEY MARKET FUND - 0.01%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.49%	13,034	13,034

TOTAL MONEY MARKET FUND - 0.01%			13,034

(Cost $13,034)

TOTAL INVESTMENTS - 100.06%			$132,309,786
(Cost $130,417,234)
Other Liabilities in Excess of Assets - (0.06%)			(80,907)

NET ASSETS - 100.00%			$132,228,879

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2009. Total loaned securities had a market value of $26,554,922 at June 30, 2009.
^	Rate disclosed is as of June 30, 2009.
LLC	- Limited Liability Co.
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	79

Large-Cap Growth Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Large-Cap Growth Fund Shareholder,

In the midst of the June “bounce-back” quarter described on page 4, our Fund appreciated 13.96%, a nice absolute return, but we still underperformed our market and peer benchmarks. The Russell 1000 Growth Index rose 16.32%, and the Lipper Large-Cap Growth Funds Index rose 16.70%. It was a poor quarter on a relative basis. As discussed on page 3, we know that the models in aggregate have not been “kicking in,” or providing us with the market-beating returns they are designed to produce. However, based on the fifteen-year history of our modeling process, we don’t believe that this under performance will continue indefinitely.

For the fiscal year ended June 30, 2009, our Fund declined 33.43%, reflecting the worst bear market since the 1930’s, but not reflecting some of the “cushion” that growth stocks exhibited for the year overall. We trailed the Russell 1000 Growth Index which was down 24.50% and the Lipper Large-Cap Growth Funds Index which lost 26.60%. Two factors contributed to our poor fiscal year relative performance: a) unlike most other down years, the lack of any of our different stock picking models “picking up the slack” in this particular downturn, and b) damaging exposure to some particularly poor-performing energy companies during a period when commodity prices fell dramatically.

The table below presents our June quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception. The last year performance was enough to put our Fund “underwater,” if by a small amount, even for the period since inception.

	June Qtr. 4/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	Life-to-Date 10/31/03 to 6/30/09

Large-Cap Growth Fund	13.96%	-33.43%	-2.86%	-1.47%
Russell 1000 Growth Index	16.32%	-24.50%	-1.83%	-0.36%
Lipper Large-Cap Growth Funds Index	16.70%	-26.60%	-2.16%	-0.88%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index, which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2009, Large-Cap Growth Fund ranked 743rd of 841 large-cap growth funds for the twelve-month period ended June 30, 2009, 391st of 602 over the last five years and 371st of 570 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

80	Annual Report | June 30, 2009

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index from Inception 10/31/03 to 6/30/09

Detailed Explanation of Quarterly Performance—What Worked

The Short Version:  Although our models lacked the traction we see in a majority of market environments (page 3), several disparate factors did help performance in the June quarter. Our top ten performing stocks hailed from nine different industries, but as a group they looked much like the ones that had declined the most over the prior three quarters of the worst bear market in my lifetime.

There were three positive “themes” in the June quarter:

1.	Companies that had previously been hit the hardest bounced back the most. Our somewhat less conservative positioning by way of market exposure finally helped our returns this quarter.

2.	Energy prices bounced back from a low of $31 per barrel on the spot market in December to end the June quarter at almost $70 per barrel. Energy stocks generally responded favorably, and our holdings performed better than many of those in our market benchmark.

3.	Part of our investment process has us hold on to some stocks that appear to be “oversold,” or unreasonably beat up, in a market or company-specific downturn. Our best performer this quarter, State Street Corporation, was our third worst performer last quarter. This stock demonstrates the principle that just because a stock goes down under what seems like a cloud of bad news doesn’t necessarily mean it should be sold.

These are the ten best-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Gain
1	State Street Corp	Banks	53.4%
2	Express Scripts Inc	Pharmaceuticals	46.3%
3	Juniper Networks Inc	Telecommunications	45.6%
4	Apple Inc	Computers	35.5%
5	Consol Energy Inc	Coal	34.6%
6	Diamond Offshore Drilling Inc	Oil & Gas	32.1%
7	Southwestern Energy Co	Oil & Gas	30.9%
8	Cameron International Corp	Oil & Gas Services	29.1%
9	Potash Corp of Saskatchewan Inc	Chemicals	27.7%
10	Rockwell Collins Inc	Aerospace/Defense	27.1%

www.bridgeway.com	81

`

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

State Street Corporation was one of many financial services companies that enjoyed a huge bounce-back quarter after struggling mightily through several poor periods. The Boston-based investment management and servicing giant was the Fund’s top performer and returned greater than 50% during the three-month period. In June, State Street paid off $2 billion in TARP (Troubled Asset Relief Program) bailout monies after passing the government stress tests and raising capital through the private markets. Because of its institutional client base, some analysts believe that State Street measures up quite nicely against its peers and maintains strong revenue growth potential that should help provide solid results for the quarters to come.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Several factors hurt our June quarter performance: a relative focus on very large companies, lack of exposure to some distressed stocks that bounced back significantly, and a healthy dose of consumer non-cyclical stocks.

There were also three negative “themes” in the June quarter:

1.	Relative to our primary market benchmark, our Fund held fewer midsize and small stocks; i.e. our Fund is actually more “style pure.” In most market environments and quarters, this selection is a complete “non-event.” However, when smaller companies dominate the market, as they did in the June quarter, it can cost our Fund on a relative performance basis. The Fund’s size category concentration accounts for about 1% of relative underperformance in the current quarter.

2.	As discussed on page 3, though we have owned more than our share of stocks with favorable financial characteristics, we have not been rewarded with commensurate price increases in the current market environment. For example, the ten Fund stocks with the best quarterly financial reports actually underperformed the stocks with the worst quarterly financial reports by 8% on average. Obviously, we feel this fact cannot last indefinitely and will turn around at some point, which could help our Fund’s relative performance.

3.	As presented in the table below, seven of our ten worst stocks came from the consumer non-cyclical sector, mostly healthcare. These were among the stocks that tended to hold up better in the worst of the downturn, but trailed significantly in the recovery. While our risk process successfully precluded us from loading up on these stocks in the depth of the downturn, we still had exposure to some that lagged the market. Together these seven stocks cost the Fund about one-and-a-quarter percentage points of return, and even more on a relative basis.

These are the ten worst-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Myriad Genetics Inc	Biotechnology	-21.0%
2	Family Dollar Stores Inc	Retail	-15.2%
3	ITT Educational Services Inc	Commercial Services	-14.8%
4	Biogen Idec Inc	Biotechnology	-13.9%
5	Apollo Group Inc	Commercial Services	-9.2%
6	New York Community Bancorp Inc	Savings & Loans	-9.1%
7	Bristol-Myers Squibb Co	Pharmaceuticals	-7.3%
8	AutoZone Inc	Retail	-7.1%
9	CR Bard Inc	Healthcare-Products	-6.6%
10	Paychex Inc	Commercial Services	-1.8%

82	Annual Report | June 30, 2009

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Biotech company Myriad Genetics was the worst performer of the quarter and cost the Fund just under half a percent in return, but more on a relative basis in an up market. In May, the firm reported first quarter sales that fell short of analysts’ expectations. While the company had reported a sales growth rate of over 50% for five consecutive quarters, some analysts began reevaluating its revenue projections for the rest of the year based on the recent earnings release and the continued weakness in the economy. Late in the quarter, the company issued a dire warning about future results, as the weak labor market has forced individuals to delay certain medical procedures. The stock fell over 20% during the three-month period.

Detailed Explanation of Fiscal Year Performance—Companies With Positive Returns

The Short Version:  Most of our best performers for the fiscal year were purchased at lower prices after the worst part of the downturn. It’s an interesting list, but clearly not representative of the full-year performance.

Though healthcare contributed to some poor returns of the June quarter (see above), three related companies (biotechs and pharmaceuticals) highlighted the list of best performers for the 12-month period. Combined these holdings contributed about a third of a percent to the overall return. The models also picked up some undervalued stocks from industries that had been beaten down quite a bit over the prior periods, and their most recent strong performances catapulted them to the “best of” list for the fiscal year.

These are the ten best performers for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Southwestern Energy Co	Oil & Gas	25.8%
2	Genentech Inc	Biotechnology	21.7%
3	Intel Corp	Semiconductors	20.6%
4	Hudson City Bancorp Inc	Savings & Loans	12.0%
5	AutoZone Inc	Retail	10.8%
6	WW Grainger Inc	Distribution/Wholesale	10.6%
7	Kraft Foods Inc	Food	10.3%
8	Express Scripts Inc	Pharmaceuticals	7.7%
9	Consol Energy Inc	Coal	7.5%
10	Medco Health Solutions Inc	Pharmaceuticals	6.8%

Southwestern Energy is an oil and natural gas exploration and production company whose stock has experienced significant price volatility through the recent boom and bust of the commodity markets. It traded around $50 a share in the summer of 2008 before plunging to about $20 in October 2008. Our models had picked up on the company’s relatively strong growth and depressed valuations in the March quarter, resulting in a smaller (1% of net assets) diversifying position in our Fund. Southwestern Energy has benefited from its investment in the Fayetteville Shale, where its wells have been producing substantial levels of natural gas over the past few years.

www.bridgeway.com	83

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Our worst performers seem like a repeat of our September and December 2008 quarter reports. Energy and materials stocks took a large bite from our returns in these two quarters.

Over the past 12 months, the commodity bubble burst, prices plummeted, and related companies took it on the chin (to put it mildly). Crude oil prices, for example, declined from about $146/barrel last summer to $31/barrel in December. Other commodities like coal and chemicals followed suit as global demand continued to decline and the depressed environment continued to bring down countless related companies in their tracks. Eight of the ten holdings within the worst-performer list maintained ties to some commodity and operated in the energy, basic materials, or industrial sectors. Combined, these companies cost the Fund just under ten percent in return. These are the ten stocks that performed the worst in the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Massey Energy Co	Coal	-81.6%
2	Plains Exploration & Production Co	Oil & Gas	-68.8%
3	Smith International Inc	Oil & Gas Services	-68.4%
4	Cummins Inc	Machinery-Diversified	-67.0%
5	Mosaic Co	Chemicals	-65.5%
6	Baker Hughes Inc	Oil & Gas Services	-65.4%
7	CF Industries Holdings Inc	Chemicals	-65.2%
8	NII Holdings Inc	Telecommunications	-63.5%
9	National Oilwell Varco Inc	Oil & Gas Services	-63.2%
10	Intuitive Surgical Inc	Healthcare-Products	-62.9%

Massey Energy is major coal producer that has seen demand for its products decline dramatically, as its major customers like utilities and steel producers struggle in this global economic downturn. Just about a year ago, its stock price traded at close to $90 after surging from $20 in mid-2007 during the commodity heyday. How quickly things can change. When the bubble burst, its share price plunged into single digits by late 2008. In January, Massey reported lower-than-expected earnings and began initiating greater cost-cutting measures to accommodate the weak economy and slump in demand. Massey’s stock price fell over 80% during the fiscal year and cost the Fund about one percent in return.

Top-Ten Holdings as of June 30, 2009

The top holdings at fiscal year-end had a strong technology presence with three computer companies on the list, along with a few giants from the Internet, telecommunications, and software industries. The Fund was broadly diversified, as the top-ten holdings accounted for less than 30% of its total assets and no company maintained an allocation of over 4%.

Rank	Description	Industry	Percent of Net Assets
1	Apple Inc	Computers	3.9%
2	EMC Corp	Computers	3.3%
3	International Business Machines Corp	Computers	3.2%
4	Cisco Systems Inc	Telecommunications	3.1%
5	Google Inc	Internet	3.0%
6	Express Scripts Inc	Pharmaceuticals	2.9%
7	Diamond Offshore Drilling Inc	Oil & Gas	2.7%
8	Oracle Corp	Software	2.7%
9	Gilead Sciences Inc	Biotechnology	2.5%
10	First Solar Inc	Energy-Alternate Sources	2.5%

Total			29.8%

84	Annual Report | June 30, 2009

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2009

The Fund has benefited in the June quarter from our models’ overweighting energy and reaped even greater rewards from strong picks within the resurging sector. On the other hand, consumer stocks (both cyclical and non-cyclical) were among the Fund’s worst performers during the quarter. Reflecting the bear market, consumer non-cyclical stocks now comprise the largest segment of both the market and Fund.

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Basic Materials	2.6%	3.6%	-1.0%
Communications	12.9%	10.6%	2.3%
Consumer, Cyclical	6.2%	12.1%	-5.9%
Consumer, Non-cyclical	28.0%	32.8%	-4.8%
Energy	17.4%	4.6%	12.8%
Financial	3.1%	4.7%	-1.6%
Industrial	10.0%	9.9%	0.1%
Technology	19.8%	20.8%	-1.0%
Utilities	0.0%	0.9%	-0.9%
Diversified	0.0%	0.0%	0.0%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of quarter-end, June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	85

Bridgeway Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 100.27%
Aerospace/Defense - 2.36%
	L-3 Communications Holdings, Inc.	2,000	$138,760
	Rockwell Collins, Inc.+	36,600	1,527,318

			1,666,078

Banks - 0.54%
	State Street Corp.	8,000	377,600

Beverages - 0.85%
	Coca-Cola Co.	12,500	599,875

Biotechnology - 7.85%
	Amgen, Inc.*	32,200	1,704,668
	Biogen Idec, Inc.*	28,200	1,273,230
	Gilead Sciences, Inc.*	37,740	1,767,742
	Myriad Genetics, Inc.*	22,100	787,865

			5,533,505

Chemicals - 2.64%
	Potash Corp. of Saskatchewan, Inc.+	12,500	1,163,125
	Praxair, Inc.+	9,800	696,486

			1,859,611

Coal - 1.20%
	CONSOL Energy, Inc.+	25,000	849,000

Commercial Services - 3.74%
	Apollo Group, Inc., Class A*	9,500	675,640
	ITT Educational Services, Inc.*+	7,400	744,884
	MasterCard, Inc., Class A+	4,300	719,433
	Paychex, Inc.+	19,800	498,960

			2,638,917

Computers - 12.73%
	Apple, Inc.*	19,500	2,777,385
	EMC Corp.*	178,400	2,337,040
	Hewlett-Packard Co.+	42,200	1,631,030
	International Business Machines Corp.+	21,400	2,234,588

			8,980,043
Distribution/Wholesale - 1.10%
	WW Grainger, Inc.	9,500	777,860

Energy - Alternative Sources - 2.51%
	First Solar, Inc.*	10,900	1,767,108

Engineering & Construction - 2.08%
	Jacobs Engineering Group, Inc.*	34,900	1,468,941

Industry	Company	Shares	Value

Food - 1.09%
	Kraft Foods, Inc., Class A	30,300	$767,802

Healthcare - Products - 6.52%
	CR Bard, Inc.	1,800	134,010
	Johnson & Johnson	27,300	1,550,640
	Medtronic, Inc.	4,400	153,516
	St. Jude Medical, Inc.*	40,900	1,680,990
	Stryker Corp.+	27,200	1,080,928

			4,600,084

Internet - 5.11%
	Amazon.com, Inc.*+	17,400	1,455,684
	Google, Inc., Class A*	5,100	2,150,109

			3,605,793

Media - 1.55%
	Comcast Corp., Class A+	33,100	479,619
	Thomson Reuters Corp.+	20,800	609,648

			1,089,267

Metal Fabrication - Hardware - 1.84%
	Precision Castparts Corp.	17,800	1,299,934

Oil & Gas - 8.97%
	Diamond Offshore Drilling, Inc.+	22,900	1,901,845
	Exxon Mobil Corp.	10,500	734,055
	Noble Corp.	34,400	1,040,600
	Southwestern Energy Co.*+	23,700	920,745
	XTO Energy, Inc.	45,332	1,728,962

			6,326,207

Oil & Gas Services - 4.73%
	Cameron International Corp.*+	41,800	1,182,940
	FMC Technologies, Inc.*+	30,900	1,161,222
	National Oilwell Varco, Inc.*	30,400	992,864

			3,337,026

Pharmaceuticals - 8.08%
	Bristol-Myers Squibb Co.	79,500	1,614,645
	Express Scripts, Inc.*	29,900	2,055,625
	Medco Health Solutions, Inc.*	18,600	848,346
	Merck & Co., Inc.+	41,400	1,157,544
	Myriad Pharmaceuticals, Inc.*	5,525	25,691

			5,701,851

Retail - 5.08%
	AutoZone, Inc.*+	5,600	846,216
	CVS Caremark Corp.	24,140	769,342
	Family Dollar Stores, Inc.+	28,200	798,060

86	Annual Report | June 30, 2009

Bridgeway Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Retail (continued)
	O’Reilly Automotive, Inc.*+	19,500	$742,560
	The TJX Cos., Inc.	13,500	424,710

			3,580,888

Savings & Loans - 2.54%
	Hudson City Bancorp, Inc.	109,700	1,457,913
	New York Community Bancorp, Inc.+	31,000	331,390

			1,789,303

Semiconductors - 1.27%
	Intel Corp.	54,200	897,010

Software - 5.81%
	CA, Inc.+	35,000	610,050
	Intuit, Inc.*+	26,300	740,608
	Microsoft Corp.	36,800	874,736
	Oracle Corp.	87,500	1,874,250

			4,099,644

Telecommunications - 6.29%
	AT&T, Inc.	40,100	996,084
	Cisco Systems, Inc.*	119,200	2,221,888
	Harris Corp.	22,100	626,756
	Harris Stratex Networks, Inc., Class A*	5,490	35,575
	Juniper Networks, Inc.*+	23,600	556,960

			4,437,263

Transportation - 3.79%
	CH Robinson Worldwide, Inc.+	22,200	1,157,730
	Union Pacific Corp.+	29,100	1,514,946

			2,672,676

TOTAL COMMON STOCKS - 100.27%			70,723,286

(Cost $76,464,363)

MONEY MARKET FUNDS - 1.10%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.49%	774,928	$774,928

TOTAL MONEY MARKET FUNDS - 1.10%			774,928

(Cost $774,928)

TOTAL INVESTMENTS - 101.37%			$71,498,214
(Cost $77,239,291)
Liabilities in Excess of Other Assets - (1.37)%			(964,112)

NET ASSETS - 100.00%			$70,534,102

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2009. Total loaned securities had a market value of $22,916,112 at June 30, 2009.
^	Rate disclosed is as of June 30, 2009.

See Notes to Financial Statements.

www.bridgeway.com	87

Large-Cap Value Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Large-Cap Value Fund Shareholder,

In the midst of the June “bounce-back” quarter described on page 4, our Fund appreciated 13.79%, a nice absolute return, but underperformed our market and peer benchmarks. The Russell 1000 Value Index rose 16.70% and the Lipper Large-Cap Value Funds Index rose 16.34%. It was a poor quarter on a relative basis.

For the fiscal year ending June 30, our Fund declined 26.88%, beating our market benchmark, the Russell 1000 Value Index (down 29.03%), but lagging our peer benchmark, the Lipper Large-Cap Value Funds Index (down 25.98%). Our fiscal year performance reflects four factors: a) the worst bear market since the 1930’s, b) damaging exposure to some particularly poor-performing energy and basic materials companies during a period when commodity prices fell dramatically, c) a very helpful underexposure to poorly-performing financial stocks, and d) the fact that actual company-level economics have not been the major determining factor in their stock price movements (up or down).

The table below presents our June quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception. We continue to lead our primary market benchmark over the one-year, five-year and life-to-date periods.

	June Qtr. 4/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	Life-to-Date 10/31/03 to 6/30/09

Large-Cap Value Fund	13.79%	-26.88%	-0.71%	1.24%
Russell 1000 Value Index	16.70%	-29.03%	-2.13%	0.08%
Lipper Large-Cap Value Funds Index	16.34%	-25.98%	-2.05%	0.04%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Value Index is an unmanaged index, which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Funds Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2009, Large-Cap Value Fund ranked 285th of 564 large-cap value funds for the twelve-month period ended June 30, 2009, 69th of 410 over the last five years and 76th of 394 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

88	Annual Report | June 30, 2009

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Large-Cap Value Fund vs. Russell 1000 Value Index & Lipper Large-Cap Value Funds Index from Inception 10/31/03 to 6/30/09

Detailed Explanation of Quarterly Performance—Some Stocks (Slightly) Cushioned the Blow

The Short Version:  Although our models lacked the traction we see in a majority of market environments (page 3), several disparate factors did help in the June quarter. Our top-ten performing stocks hailed from eight different industries. Financial companies made a particularly strong recovery from the prior quarter.

There were three positive “themes” in the June quarter:

1.	Companies that had previously been hit the hardest bounced back the most, as five financial stocks were among our top performers.

2.	Part of our investment process has us hold on to some stocks that appear to be “oversold,” or unreasonably beat up, in a market or company-specific downturn. CIGNA and RR Donnelley were top performers that were on the worst-performer list just six months ago. These holdings demonstrated the principle that just because a stock goes down under what seems like a cloud of bad news doesn’t necessarily mean it should be sold.

3.	Three consumer non-cyclical companies—not the kind to shine in most market upturns—surprisingly made the list and contributed over 1% in overall return.

These are the ten best-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Gain
1	American Express Co	Diversified Financial Services	70.5%
2	Aflac Inc	Insurance	64.6%
3	RR Donnelley & Sons Co	Commercial Services	60.0%
4	NRG Energy Inc	Electric	47.5%
5	State Street Corp	Banks	46.5%
6	Pepsi Bottling Group Inc	Beverages	36.6%
7	CIGNA Corp	Healthcare-Services	36.2%
8	Wells Fargo & Co	Banks	33.0%
9	Time Warner Inc	Media	30.5%
10	BB&T Corp	Banks	29.9%

Aflac is commonly known as the company with the duck as a mascot, but how many actually know it is the world’s largest marketer of supplemental disability insurance? Like most every company within the financial services sector, Aflac plunged in

www.bridgeway.com	89

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

value as the credit crisis took hold and hit a 52-week low in early March before tripling its share price since (though it still trades well off its 2008 highs). One of our “value” stock-picking models picked this one up on the dip, in January and March. In April, the insurance company posted a better-than-expected increase in net income (+20%), thanks in great part to premium growth in its Japanese business unit and the strength of the yen. In May, Aflac successfully raised $850 million in new 10-year notes, a sign that the once frozen credit markets have continued to thaw and some companies are able to raise much-needed funds for operational purposes. The holding was the top contributor to the overall return of the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Two major factors hurt our June quarter performance: a relative focus on very large companies and a lack of exposure to some distressed stocks that bounced back the most.

There were also several negative “themes” in the June quarter:

1.	Relative to our primary market benchmark, our Fund held fewer midsize and small stocks; i.e. our Fund is actually more “style pure.” In most market environments and quarters, this selection is a complete “non-event.” However, when smaller companies dominate the market, as they did in the June quarter, it cost our Fund about 1% on a relative performance basis.

2.	Generally, the stocks that had declined the most came back strongly in the June quarter. Our underweighting of the financial sector, which had helped in past quarters, hindered performance as many related stocks came roaring back. All in all, our somewhat more conservative positioning cost us more than 4% to relative performance in the June quarter.

3.	In certain cases, our stock selection during the quarter actually hindered the overall performance. Three financial companies (insurance) and one oil and gas company comprised this negative list and cost the Fund over three quarters of a percent in return, despite the fact that these sectors as a whole enjoyed a nice bounce-back quarter. Additionally, as investors became willing to assume more risk, some moved out of previously strong (more conservative) performers.

These are the ten worst-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Fidelity National Financial Inc	Insurance	-32.7%
2	Sunoco Inc	Oil & Gas	-18.0%
3	Family Dollar Stores Inc	Retail	-15.2%
4	Archer-Daniels-Midland Co	Agriculture	-14.7%
5	Best Buy Co Inc	Retail	-14.5%
6	Bristol-Myers Squibb Co	Pharmaceuticals	-6.8%
7	Pitney Bowes Inc	Office/Business Equipment	-6.1%
8	Chubb Corp	Insurance	-5.8%
9	Southwest Airlines Co	Airlines	-4.8%
10	Cincinnati Financial Corp	Insurance	-3.9%

Family Dollar Stores is a retail discounter that historically catered to lower-income and middle-America consumers. Since the recession began in late 2007, certain discounters have performed well as folks tightened their belts and sought out the best bargains. Newfound demand for its merchandise resulted in a 60% price increase from October 2008 to early April 2009, giving Family Dollar the feel of an “anti-gravity” stock in the bear market. However, as prospects for an economic recovery became more apparent this quarter, some investors began to assume more risk in their portfolios and sold off “conservative” stocks like Family Dollar. Despite posting strong same store sales numbers in June and offering a favorable outlook for the quarters to come, Family Dollar declined over 15% during the quarter and cost the Fund just under a quarter of a percent in overall return.

90	Annual Report | June 30, 2009

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—Companies With Positive Returns

The Short Version:  Most of our best performers for the fiscal year were purchased at lower prices after the worst part of the downturn. It’s an interesting list, but clearly not representative of the full-year performance.

For the first nine months of the fiscal year, little went right in the markets and economy and investors had to search long and hard for success stories. Finally, the past three months brought some renewed confidence. The models picked up several undervalued stocks from industries that had been beaten down quite a bit over the prior periods, and their most recent strong performances catapulted them to the list for the fiscal year. Five financial stocks were among the Fund’s top performers for the year and combined they contributed over one percent in return.

These are the ten best performers for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	American Express Co	Diversified Financial Services	50.4%
2	State Street Corp	Banks	46.5%
3	Activision Blizzard Inc	Software	38.1%
4	Wells Fargo & Co	Banks	33.0%
5	Morgan Stanley	Banks	32.7%
6	BB&T Corp	Banks	31.7%
7	CF Industries Holdings Inc	Chemicals	30.3%
8	McKesson Corp	Pharmaceuticals	29.9%
9	Noble Corp	Oil & Gas	25.7%
10	eBay Inc	Internet	24.5%

State Street Corporation was one of many financial services companies that enjoyed a huge bounce-back quarter after struggling mightily through several poor periods. The Boston-based investment management and servicing giant was the Fund’s top performer and returned greater than 50% during the three-month period. In June, State Street paid off $2 billion in TARP (Troubled Asset Relief Program) bailout monies after passing the government stress tests and raising capital through the private markets. Because of its institutional client base, some analysts believe that State Street measures up quite nicely against its peers and maintains strong revenue growth potential that should help provide solid results for the quarters to come.

www.bridgeway.com	91

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Our worst performers seem like a repeat of our September and December 2008 quarter reports. Energy and materials stocks took a large bite from our returns in these two quarters.

Over the past 12 months, the commodity bubble burst, prices plummeted, and related companies took it on the chin (to put it mildly). Crude oil prices, for example, declined from about $146/barrel in the summer of 2008 to $31/barrel on the spot market in December. Other commodities like coal and chemicals followed suit, as global demand continued to decline and the depressed environment brought down countless related companies in their tracks. Eight of the 10 holdings within the worst performer list maintained ties to some commodity and operated in the energy, basic materials, or industrial sectors. Each lost over forty-five percent and combined, these companies cost the Fund just under eight percent in return.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Alpha Natural Resources Inc	Coal	-85.1%
2	Textron Inc	Miscellaneous Manufacturing	-72.5%
3	Chesapeake Energy Corp	Oil & Gas	-69.9%
4	Dow Chemical Co	Chemicals	-64.0%
5	RR Donnelley & Sons Co	Commercial Services	-59.1%
6	Bunge Ltd	Agriculture	-56.4%
7	Owens-Illinois Inc	Packaging & Containers	-55.3%
8	AGCO Corp	Machinery-Diversified	-53.6%
9	Southern Copper Corp	Mining	-53.4%
10	Noble Energy Inc	Oil & Gas	-46.5%

Alpha Natural Resources is a major coal producer that has seen demand for its products decline dramatically, as its major customers like utilities and steel producers struggle in this global economic downturn. Just about a year ago, its stock price traded at over $100 after surging from $20 in mid-2007 during the commodity heyday. How quickly things can change. When the bubble burst and worldwide recession became evident, its share price plunged to around $15 by year-end 2008. A bit of decent news reemerged in May as signs of the economic recovery prompted a rebound in certain commodities. Also in May, Alpha Resources posted better than expected quarterly earnings on prior cost-cutting measures, but management indicated that the performance for the remainder of the year may not look as promising. The company also announced its intent to purchase Foundation Coal Holdings in a $2 billion deal that would expand its global reach and create the third largest domestic coal producer. Alpha Resources’ shares lost over 85% over the 12-month period and cost the Fund over three quarter of a percent in return.

92	Annual Report | June 30, 2009

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Top-Ten Holdings as of June 30, 2009

Two of the “top holdings” also appeared in our list of top quarterly performers (Aflac and Wells Fargo). Telecommunications had a strong presence with two of the top-four positions from this industry (AT&T and Verizon). All in all, the Fund remained broadly diversified. The top holdings accounted for less than 30% of its total assets, and no company maintained a Fund allocation of over 3.5%.

Rank	Description	Industry	Percent of Net Assets
1	Raytheon Co	Aerospace/Defense	3.2%
2	AT&T Inc	Telecommunications	3.0%
3	Aflac Inc	Insurance	2.8%
4	Verizon Communications Inc	Telecommunications	2.8%
5	Noble Corp	Oil & Gas	2.8%
6	United Technologies Corp	Aerospace/Defense	2.8%
7	Berkshire Hathaway Inc	Insurance	2.5%
8	Amgen Inc	Biotechnology	2.4%
9	American Electric Power Co Inc	Electric	2.3%
10	Wells Fargo & Co	Banks	2.2%

Total			26.8%

Industry Sector Representation as of June 30, 2009

Stock selection was key during the quarter. In particular, even though the Fund was underweighted in both utilities and energy, it reaped some rewards from good selection within these resurging sectors. On the other hand, consumer cyclical stocks were among the Fund’s worst performers during the quarter. As is frequently true among large company value stocks, financials comprise the largest segment of both the market and our Fund.

	% of Net Assets	% of Russell 1000 Value Index	Difference
Basic Materials	1.2%	3.3%	-2.1%
Communications	11.8%	11.9%	-0.1%
Consumer, Cyclical	8.9%	5.1%	3.8%
Consumer, Non-cyclical	18.8%	15.3%	3.5%
Energy	11.0%	19.8%	-8.8%
Financial	21.5%	22.7%	-1.2%
Industrial	15.2%	10.6%	4.6%
Technology	7.2%	3.7%	3.5%
Utilities	4.4%	7.6%	-3.2%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

www.bridgeway.com	93

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of quarter-end, June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

94	Annual Report | June 30, 2009

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	95

Bridgeway Large-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 100.00%
Aerospace/Defense - 8.55%
	Lockheed Martin Corp.+	5,600	$451,640
	Northrop Grumman Corp.	6,100	278,648
	Raytheon Co.	20,000	888,600
	United Technologies Corp.+	14,900	774,204

			2,393,092

Airlines - 0.90%
	Southwest Airlines Co.	37,500	252,375

Banks - 6.29%
	BB&T Corp.	14,300	314,314
	Morgan Stanley+	15,100	430,501
	State Street Corp.	8,300	391,760
	Wells Fargo & Co.	25,700	623,482

			1,760,057

Biotechnology - 2.42%
	Amgen, Inc.*	12,800	677,632

Chemicals - 1.15%
	E.I. du Pont de Nemours & Co.	12,600	322,812

Commercial Services - 1.11%
	RR Donnelley & Sons Co.	20,700	240,534
	Washington Post Co., Class B	200	70,436

			310,970

Computers - 4.18%
	Hewlett-Packard Co.+	16,000	618,400
	International Business Machines Corp.+	5,300	553,426

			1,171,826

Diversified Financial Services - 2.78%
	American Express Co.	19,400	450,856
	Invesco, Ltd.+	18,400	327,888

			778,744

Electric Utilities - 4.45%
	American Electric Power Co., Inc.+	21,900	632,691
	NRG Energy, Inc.*+	11,900	308,924
	Southern Co.+	9,750	303,810

			1,245,425

Engineering & Construction - 1.12%
	Fluor Corp.	6,100	312,869

Healthcare - Services - 3.08%
	Aetna, Inc.	22,600	566,130
	CIGNA Corp.	12,300	296,307

			862,437

Industry	Company	Shares	Value

Insurance - 10.00%
	Aflac, Inc.	25,600	$795,904
	Berkshire Hathaway, Inc., Class B*	240	694,975
	Chubb Corp.	14,300	570,284
	Cincinnati Financial Corp.	12,000	268,200
	Fidelity National Financial, Inc., Class A	12,900	174,537
	Loews Corp.	10,800	295,920

			2,799,820

Internet - 1.19%
	eBay, Inc.*	19,400	332,322

Media - 3.33%
	News Corp., Class A+	26,000	236,860
	Time Warner Cable, Inc.	5,262	166,648
	Time Warner, Inc.	20,966	528,133

			931,641

Miscellaneous Manufacturing - 2.17%
	General Electric Co.	25,100	294,172
	Honeywell International, Inc.	10,000	314,000

			608,172

Office/Business Equipment - 1.57%
	Pitney Bowes, Inc.	20,000	438,600

Oil & Gas - 10.06%
	Chesapeake Energy Corp.+	22,000	436,260
	Chevron Corp.	8,414	557,428
	ConocoPhillips+	9,100	382,746
	Exxon Mobil Corp.	5,700	398,487
	Noble Corp.	25,800	780,450
	Sunoco, Inc.	11,200	259,840

			2,815,211

Oil & Gas Services - 0.99%
	National Oilwell Varco, Inc.*	8,500	277,610

Packaging & Containers - 0.97%
	Crown Holdings, Inc.*+	11,200	270,368

Pharmaceuticals - 12.14%
	AmerisourceBergen Corp.+	15,800	280,292
	Bristol-Myers Squibb Co.	25,100	509,781
	Express Scripts, Inc.*	5,400	371,250
	McKesson Corp.+	9,300	409,200
	Medco Health Solutions, Inc.*	9,400	428,734
	Merck & Co., Inc.+	10,100	282,396
	Omnicare, Inc.+	10,300	265,328

96	Annual Report | June 30, 2009

Bridgeway Large-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
	Pfizer, Inc.+	37,800	$567,000
	Watson Pharmaceuticals, Inc.*	8,500	286,110

			3,400,091

REITS - 2.41%
	AvalonBay Communities, Inc.	3,900	218,166
	HCP, Inc.+	10,165	215,396
	Ventas, Inc.+	8,100	241,866

			675,428

Retail - 7.98%
	Best Buy Co., Inc.	11,700	391,833
	CVS Caremark Corp.	11,480	365,868
	Family Dollar Stores, Inc.	10,800	305,640
	Home Depot, Inc.	23,900	564,757
	Target Corp.+	7,400	292,078
	The Gap, Inc.	19,100	313,240

			2,233,416

Software - 1.48%
	Activision Blizzard, Inc.*	32,800	414,264

Telecommunications - 7.29%
	AT&T, Inc.	33,449	830,873
	Telephone & Data Systems, Inc.	14,800	418,840
	Verizon Communications, Inc.	25,730	790,683

			2,040,396

Transportation - 2.39%
	CSX Corp.+	9,100	315,133
	Union Pacific Corp.+	6,800	354,008

			669,141

TOTAL COMMON STOCKS - 100.00%			27,994,719

(Cost $27,287,649)

MONEY MARKET FUNDS - 1.34%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.49%	375,298	375,298

TOTAL MONEY MARKET FUNDS - 1.34%			375,298

(Cost $375,298)

TOTAL INVESTMENTS - 101.34%			$28,370,017
(Cost $27,662,947)
Liabilities in Excess of Other Assets - (1.34)%			(374,101)

NET ASSETS - 100.00%			$27,995,916

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2009. Total loaned securities had a market value of $7,424,464 at June 30, 2009.
^	Rate disclosed is as of June 30, 2009.

Ltd - Limited

See Notes to Financial Statements.

www.bridgeway.com	97

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the six months ending June 30, 2009, our Fund appreciated 4.04%, beating our primary market benchmark—quite an accomplishment in a market dominated by small- and mid-size stocks—but lagging our peer benchmark. The S&P 500 Index rose 3.16%, and the Lipper Large-Cap Core Funds Index rose 5.35%. Considering we had a “headwind” of almost two percentage points due to the size of our holdings versus our primary market benchmark, we are quite pleased.

Even more positive was our relative performance in the market downturn of the full fiscal year ending June 30, 2009. While declining a significant 18.77%, we provided a sizable cushion relative to our performance benchmarks—just at the time when it counted the most (from a risk perspective). The S&P 500 Index declined 26.21% for the fiscal year, and the Lipper Large-Cap Core Funds Index declined 25.69%. Primary reasons for this outperformance were: a) a slight tailwind by way of company size on the way down, b) significant benefit from our “roughly equal weighted” indexing strategy, which performs particularly well in a precipitous market fall and recovery, c) a flight to “blue chip” quality in the first three quarters of the fiscal year, and d) a particularly well-timed re-composition of Bridgeway Ultra-Large 35 Index in March, when we added Goldman Sachs, Schlumberger, McDonalds, and 3M Company; all have beaten the broader market since adding them.

The table below presents our June quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception.

	June Qtr. 4/1/09 to 6/30/09	Six Months 1/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	10 Year 7/1/99 to 6/30/09	Life-to-Date 7/31/97 to 6/30/09

Blue Chip 35 Index Fund	15.75%	4.04%	-18.77%	-2.43%	-1.87%	2.34%
S&P 500 Index	15.93%	3.16%	-26.21%	-2.24%	-2.22%	1.41%
Bridgeway Ultra-Large 35 Index	16.47%	4.88%	-18.08%	-2.35%	-1.52%	2.49%
Lipper Large-Cap Core Funds Index	16.58%	5.35%	-25.69%	-2.14%	-2.34%	0.97%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2009, Blue-Chip 35 Index Fund ranked 39th of 936 large-cap core funds for the twelve months ending June 30, 2009, 370th of 673 over the last five years, 189th of 379 over the last ten years, and 60th of 265 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

98	Annual Report | June 30, 2009

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

Blue Chip 35 Index Fund vs. S&P 500 Index, Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index from Inception 7/31/97 to 6/30/09

Six-Month Performance: Large Cap Dominance Reversal in 2009

The Short Version:  After strong large company dominating years in 2007 and 2008, small and especially ultra-small stocks came back with a vengeance in the June quarter. We were able to beat our primary market benchmark over the last six month period in spite of this disadvantage.

Since a primary determinant of our performance relative to the S&P 500 Index is size dominance, i.e. whether small or large stocks are leading in the marketplace, it is helpful to review this data often. (Please see the table below.) Our informal goal is to outperform the S&P 500 in the vast majority of calendar years in which ultra-large companies beat ultra-small ones (We have done this every calendar year since inception.) and (we believe, due to the structure of our index) in half the years that ultra-small ones beat ultra-large ones. This latter goal is no mean feat, but we have accomplished it in four of eight calendar years since inception and appear headed for another one in 2009.

The primary reason for our strong six-month (January-June) period performance was our “roughly equal weighting strategy,” which requires us to invest more in the stocks that have gone down the most. Our quarterly rebalancing that took place in late March was fortuitously near the March 9 market bottom. The stocks that had declined the most from July 2008 through early March 2009 were typically the ones that bounced back the most in the June quarter. The recent market performance really showcased the advantages, especially by way of risk control, of our roughly equal weighting strategy (see section on risk below). An environment least friendly to this strategy would be a long and steady market appreciation, such as in the late 1990’s, or one of steady and prolonged decline. However, we hope our large company advantage would more than offset the weighting strategy disadvantage in some of these periods, as was true in 1998 and 1999.

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Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

CRSP Decile[1]	Six Month 1/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Years 7/1/04 to 6/30/09	10 Years 7/1/99 to 6/30/09	83.5 Years 1/1/1926 to 6/30/09
1 (ultra-large)	1.7%	-24.9%	-2.2%	-3.1%	8.9%
2	10.8%	-27.5%	0.3%	1.7%	10.1%
3	7.7%	-31.0%	-1.1%	2.1%	10.5%
4	13.6%	-23.1%	0.6%	3.0%	10.5%
5	12.2%	-22.7%	1.7%	3.2%	11.0%
6	12.3%	-24.5%	-1.4%	3.7%	11.0%
7	11.7%	-18.5%	0.1%	3.6%	10.9%
8	17.8%	-14.1%	0.7%	5.8%	11.2%
9	19.8%	-11.1%	-1.5%	6.1%	11.3%
10 (ultra-small)	41.5%	-12.2%	-1.1%	9.6%	12.9%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Fiscal Year Performance

The Short Version:  Predictably, defensive stocks such as food, beverage, and drugs, held up best in the severe bear market of our most recent fiscal year, providing some much needed cushion. We took it on the chin with financial service companies, but were fortunate to hold two, Wells Fargo and JP Morgan Chase, that held up better than most.

Our annual performance below tells the story of a) the worst bear market in the last seven decades, b) one that was led by large financial stocks, and c) one that didn’t offer many places to hide. Four of the top seven stocks represent returns since the end of March, when they were added to the Ultra-Large 35 Index and our Fund. Since this change was near the market bottom, they are not truly comparable with the other companies’ full fiscal year returns, although each of them did perform better than the market for that short three-month period. Genentech’s performance shows the advantage of being a stock in a defensive industry (healthcare) during a bear market, especially one that is taken over by another company at a premium price. Proctor & Gamble, McDonalds and Coca-Cola are all companies that did relatively well by way of being strong performers in defensive industries, i.e. ones whose products typically decline little in a recession.

At the other end of the spectrum are three financial firms we might rather like to forget. We wrote up the experience of AIG in our semi-annual report in December 2008. In our March report, we wrote about McDonalds, “Personally, we don’t like adding a consumer non-cyclical company at what looks like might be a market bottom . . . but we follow statistical procedures which pretty much ensure this company is added.” So far, following the discipline of our process has worked out well, as the stock has outperformed the broader market in spite of a correct call (at least so far) on the direction of the market since March 31, 2009. Here’s the full list of our companies:

Rank	Name	Industry	Index disposition	Stock Return*
1	Goldman Sachs Group Inc	Banks	Added 4/1/09	39.4%
2	Schlumberger Ltd	Oil & Gas Services	Added 4/1/09	33.7%
3	Genentech Inc	Biotechnology	Deleted 3/31/09	25.1%
4	3M Co	Miscellaneous Manufacturing	Added 4/1/09	21.9%
5	Wells Fargo & Co	Banks		6.6%
6	McDonald’s Corp	Retail	Added 4/1/09	6.2%
7	JPMorgan Chase & Co	Banks		2.7%
8	Oracle Corp	Software		2.3%
9	Coca-Cola Co/The	Beverages		-4.5%
10	Verizon Communications Inc	Telecommunications		-8.1%
11	Pfizer Inc	Pharmaceuticals		-8.1%
12	Abbott Laboratories	Pharmaceuticals		-8.5%

100	Annual Report | June 30, 2009

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

Rank	Name	Industry	Index disposition	Stock Return*
13	Johnson & Johnson	Healthcare-Products		-8.9%
14	IBM Corp	Computers		-10.1%
15	PepsiCo Inc/NC	Beverages		-10.8%
16	Microsoft Corp	Software		-11.5%
17	Hewlett-Packard Co	Computers		-11.8%
18	Wal-Mart Stores Inc	Retail		-12.1%
19	United Technologies Corp	Aerospace/Defense		-13.3%
20	Procter & Gamble Co/The	Cosmetics/Personal Care		-13.5%
21	Apple Inc	Computers		-14.9%
22	United Parcel Service Inc	Transportation		-15.8%
23	CVS Caremark Corp	Retail		-18.7%
24	Exxon Mobil Corp	Oil & Gas		-18.9%
25	Cisco Systems Inc	Telecommunications		-19.9%
26	Google Inc	Internet		-19.9%
27	Intel Corp	Semiconductors		-20.3%
28	Merck & Co Inc/NJ	Pharmaceuticals		-21.6%
29	AT&T Inc	Telecommunications		-21.8%
30	Visa Inc	Commercial Services		-22.9%
31	Occidental Petroleum Corp	Oil & Gas		-25.1%
32	Berkshire Hathaway Inc	Insurance		-27.8%
33	Chevron Corp	Oil & Gas		-30.7%
34	Monsanto Co	Chemicals		-40.4%
35	Bank of America Corp	Banks		-42.2%
36	General Electric Co	Miscellaneous Manufacturing		-52.9%
37	ConocoPhillips	Oil & Gas		-53.8%
38	Halliburton Co	Oil & Gas Services	Deleted 4/1/09	-70.5%
39	Citigroup Inc	Banks	Deleted 4/1/09	-84.4%
40	AIG Inc	Insurance	Deleted 10/1/08	-87.3%

*	Returns are actual company returns only for the period the Fund held shares. Thus, for example, returns for companies added to the index on 4/1 are for the June quarter only. Additional purchases and sales made during the holding period are not considered in the return.

Goldman Sachs was added to the index at the beginning of the June quarter. While many financials continued to struggle through the economic downturn and related banking crisis, Goldman Sachs seemed to be more immune than most to the negativity. The financial giant was among the first of the large financial companies to bounce back dramatically (since late-January). After attaining bank status last year in the midst of the credit crisis to take advantage of certain regulations, Goldman Sachs also “indirectly” benefited from some key moves (or non-moves) by the government. The bailout of AIG helped protect the company from significant counterparty risk (losses) with regard to certain derivative transactions. The departure of Lehman Brothers meant the loss of a chief investment banking rival.

In April, Goldman Sachs posted stronger than expected first-quarter earnings due primarily to strong trading operations. The company led a group of financial firms that passed the government stress tests, then subsequently raised funds through a successful stock offering and used the proceeds to pay back its $10 billion TARP (Troubled Assets Relief Program) loan to get out from under the long arm of the Treasury. With signs of an economic recovery on the horizon, certain financials have enjoyed a nice rebound from some pretty depressed levels, and Goldman was among the stronger performers. During the past several months, it has been “good to be Goldman” (and a Goldman investor). Since adding to the index at the end of the March quarter, the holding returned almost 40% and contributed over half a percent point to the Fund’s fiscal year return.

Risk—It’s not all about return

The Short Version:  In line with our Fund’s design, we have achieved an attractive risk record since inception. Fiscal year 2009 was a standout year.

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Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

Some of the best statistics about Blue Chip 35 Index Fund get hidden by our focus on returns, namely, our superior historical record of risk management. Along these lines, the Fund has two advantages over much of our competition. The first is investing in the “very blue chip” companies, which tend to be more diversified and stable with respect to both operations and stock price. The second is our “roughly equal weighting” strategy discussed above. Together these two factors have earned our Fund attractive statistics in the risk category. Here are several statistical examples:

Down market risk:  This statistic measures the magnitude of quarterly declines since inception and compares that number to the same calculation for the S&P 500 Index. On the basis of this statistic, our Fund has been about 1% less risky.

Beta:  This risk indicator measures the magnitude of risk relative to the broader market. Our “beta” is 0.88 relative to the S&P 500 Index over the last three years, indicating about twelve percent less risk, according to data from Morningstar. However, our recent experience has been especially good; we estimate our likely beta over the long haul something closer to .93, thus, perhaps seven percent or so less risk than the market.

Standard deviation of returns:  On the basis of this popular measure of risk, our volatility has been 12% less than the S&P 500 Index over the last three years, 11% less over the last five years, and 3+% less than the S&P 500 Index over the last ten years, according to data from Morningstar.

Industry Sector Representation as of December June 30, 2009

Consumer non-cyclicals typically perform better during economic downturns than other less defensive sectors, and it continues to make up the Fund’s largest sector allocation, though the percentage has declined over the past few quarters. The addition of Goldman Sachs provided a more aggressive financial holding and greater exposure to the sector that performed quite well in the bounce-back quarter. The Fund was also overweight in technology, a decision that proved beneficial. Some analysts believe this sector will contribute greatly to the economic recovery as companies begin to upgrade systems and invest in newer hardware and software.

	% of Fund	% S&P 500	Difference
Basic Materials	2.6%	3.1%	-0.5%
Communications	11.0%	11.5%	-0.5%
Consumer, Cyclical	8.0%	8.5%	-0.5%
Consumer, Non-cyclical	21.7%	24.4%	-2.7%
Energy	14.0%	12.6%	1.4%
Financial	15.0%	13.4%	1.6%
Industrial	11.2%	10.0%	1.2%
Technology	16.5%	12.5%	4.0%
Utilities	0.0%	4.0%	-4.0%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. This Fund remains open to new investors. As always, we appreciate your feedback.

Sincerely,

Your Investment Management Team

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Bridgeway Blue Chip 35 Index Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 99.97%
Aerospace/Defense - 2.85%
	United Technologies Corp.	103,180	$5,361,233

Banks - 12.39%
	Bank of America Corp.	466,208	6,153,946
	Goldman Sachs Group, Inc.	42,000	6,192,480
	JPMorgan Chase & Co.	152,295	5,194,782
	Wells Fargo & Co.	236,759	5,743,773

			23,284,981

Beverages - 5.56%
	Coca-Cola Co.	104,657	5,022,489
	PepsiCo., Inc.	98,950	5,438,292

			10,460,781

Chemicals - 2.57%
	Monsanto Co.	64,950	4,828,383

Commercial Services - 2.67%
	Visa, Inc., Class A	80,500	5,011,930

Computers - 8.31%
	Apple, Inc.*	36,550	5,205,816
	Hewlett-Packard Co.	140,500	5,430,325
	International Business Machines Corp.	47,742	4,985,220

			15,621,361

Cosmetics/Personal Care - 2.68%
	Procter & Gamble Co.	98,726	5,044,899

Healthcare - Products - 2.65%
	Johnson & Johnson	87,552	4,972,954

Insurance - 2.60%
	Berkshire Hathaway, Inc., Class B*	1,688	4,887,992

Internet - 2.95%
	Google, Inc., Class A*	13,145	5,541,801

Miscellaneous Manufacturing - 5.58%
	3M Co.	89,700	5,390,970
	General Electric Co.	434,943	5,097,532

			10,488,502

Oil & Gas - 10.67%
	Chevron Corp.	77,295	5,120,794
	ConocoPhillips	113,815	4,787,059
	Exxon Mobil Corp.	68,987	4,822,881
	Occidental Petroleum Corp.	81,100	5,337,191

			20,067,925

Industry	Company	Shares	Value

Oil & Gas Services - 3.30%
	Schlumberger, Ltd.	114,500	$6,195,595

Pharmaceuticals - 8.12%
	Abbott Laboratories	104,700	4,925,088
	Merck & Co., Inc.	182,335	5,098,087
	Pfizer, Inc.	350,144	5,252,160

			15,275,335

Retail - 8.04%
	CVS Caremark Corp.	163,900	5,223,493
	McDonald’s Corp.	85,000	4,886,650
	Wal-Mart Stores, Inc.	103,419	5,009,616

			15,119,759

Semiconductor - 2.68%
	Intel Corp.	304,043	5,031,912

Software - 5.54%
	Microsoft Corp.	219,345	5,213,831
	Oracle Corp.	242,913	5,203,196

			10,417,027

Telecommunications - 8.08%
	AT&T, Inc.	206,525	5,130,081
	Cisco Systems, Inc.*	270,508	5,042,269
	Verizon Communications, Inc.	163,589	5,027,090

			15,199,440

Transportation - 2.73%
	United Parcel Service, Inc., Class B	102,763	5,137,122

TOTAL COMMON STOCKS - 99.97%			187,948,932

(Cost $204,164,063)

TOTAL INVESTMENTS - 99.97%			$187,948,932
(Cost $204,164,063)
Other Assets in Excess of Liabilities - 0.03%			62,977

NET ASSETS - 100.0%			$188,011,909

*	Non-Income Producing Security.
Ltd	- Limited

See Notes to Financial Statements.

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Balanced Fund

MANAGER’S COMMENTARY

June 30, 2009

Dear Fellow Balanced Fund Shareholder:

For the quarter ended June 30, 2009, Balanced Fund bounced back nicely with a return of 8.87%, beating the 6.28% return of the Balanced Benchmark and the 0.15% loss of the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index. We trailed the 12.52% return of the Lipper Balanced Funds Index and the 15.93% return of the S&P 500 Index, although our Fund’s historical risk metrics are considerably better than these benchmarks. The Fund’s three-year beta and five-year standard deviation is less than half that of the S&P 500 Index and lower than its peers in the Morningstar Conservative Allocation Funds category. We are generally pleased with the quarterly performance of the Fund, even though we did not beat all of our benchmarks.

We had mixed results for the full fiscal year ended June 30, 2009, as our 11.66% loss beat the 16.52% loss of the Lipper Balanced Funds Index and the 26.21% decline of the S&P 500 Index but trailed the 7.78% loss of the Balanced Benchmark and the 4.50% gain of the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index. Thus, the benchmarks we beat “on the way down” in the first three quarters of the fiscal year were the very ones we lagged in the recent “bounce-back” quarter. For the fiscal year as a whole, we declined 44% of the broader stock market drop, slightly worse than our 40% target. The primary reason for our 11.66% decline was our exposure to stock price movements (designed to be approximately 75% of portfolio net assets) during the worst bear market of the last seven decades. Partially offsetting this decline was the bond portion of our Fund as well as our conservative use of derivatives to dampen volatility.

Our hybrid Fund invests in both equity and fixed-income securities, while incorporating an options strategy designed to produce a conservative, lower-volatility balanced portfolio. During very favorable equity market conditions, the Fund often under-performs many of the more aggressive benchmarks. On the other hand, when stocks struggle and investors seek the safe haven of more conservative bonds, Balanced Fund tends to perform better than the equity-only indexes. Thus, our Fund has generally performed according to our design over the last year.

The table below presents our June quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC. Since inception, we have outperformed our primary market and peer benchmarks, but lagged our bond index. See the next page for a graph of performance since inception.

	June Qtr. 4/1/09 to 6/30/09	1 Year 7/1/08 to 6/30/09	5 Year 7/1/04 to 6/30/09	Life-to-Date 6/30/01 to 6/30/09

Balanced Fund	8.87%	-11.66%	1.27%	2.56%
Balanced Benchmark	6.28%	-7.78%	1.69%	2.00%
S&P 500 Index	15.93%	-26.21%	-2.24%	-1.67%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	-0.15%	4.50%	4.01%	4.01%
Lipper Balanced Funds Index	12.52%	-16.52%	0.84%	1.47%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market).

106	Annual Report | June 30, 2009

Balanced Fund

MANAGER’S COMMENTARY (continued)

According to data from Lipper, Inc. as of June 30, 2009, the Balanced Fund ranked 122nd of 524 Mixed-Asset Moderate funds for the calendar year ended June 30, 2009, 101st of 295 for the past five years and 33rd of 172 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of June 30, 2009, the Balanced Fund ranked 346th of 637 Conservative Allocation funds for the fiscal year ended June 30, 2009, and 58th of 148 such funds for the last five years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Balanced Fund vs. S&P 500 Index & Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index & Balanced Benchmark from Inception 6/30/01 to 6/30/09

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Companies that had previously been hit the hardest, bounced back the most during the three-month period, and the Fund was well positioned to take advantage. Three financials made the “best of” list for the quarter. Likewise, commodity prices rebounded from their prior depressed levels. Oil, for example, rebounded from a low of $31 per barrel on the spot market in December to end the June quarter at almost $70 per barrel. In general, related stocks responded favorably, and three basic material companies and one energy stock appeared on the list. Combined, the top-ten performers contributed about one percent to the overall Fund return.

These are the ten best-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Principal Financial Group Inc	Insurance	130.3%
2	International Paper Co	Forest Products & Paper	114.9%
3	AES Corp	Electric	99.8%
4	Wells Fargo & Co	Banks	70.4%
5	United States Steel Corp	Iron/Steel	69.1%
6	Dow Chemical Co	Chemicals	64.4%
7	Aflac Inc	Insurance	60.6%
8	Motorola Inc	Telecommunications	56.7%
9	Juniper Networks Inc	Telecommunications	56.7%
10	Nabors Industries Ltd	Oil & Gas	56.0%

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Balanced Fund

MANAGER’S COMMENTARY (continued)

Banking giant Wells Fargo was the Fund’s top-percentage contributor during the past three months as it joined other previously depressed financials in experiencing a strong bounce-back quarter (though its share price still remains well below pre-downturn levels). In April, the company announced (early) that it would post a quarterly profit that far exceeded analysts’ expectations. According to management, the Wachovia acquisition was proving quite beneficial, and the combined entity had a stronger mortgage operation (not subprime), a more attractive deposit base, and better interest margin. Wells Fargo also wrote down $1 billion in Wachovia’s bad debt far faster than anticipated and greatly reduced exposure to risky loans. Though the bank failed the government stress test and was told it needed an additional $13.7 billion in capital, its CEO scoffed at the results and supported his positive comments by quickly raising $8.6 billion in an equity offering that was very well-received by investors. Wells Fargo took advantage of the boom in refinance activity from the low interest rate environment. Certain analysts believe it is in a better position to thrive in the economic recovery than many of its competitors. The stock climbed by 70% during the quarter and contributed a quarter percent to the return of the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Six of the Fund’s worst-performing stocks during the quarter came from consumer-related sectors. The non-cyclicals (mainly pharmaceuticals and biotech) held up better in the worst of the downturn, but trailed significantly in the recovery. The cyclicals (retail-oriented) struggled, as the weak labor market forced cautious consumers to hold off spending on much of anything but the necessities of life. Combined, these six holdings cost the Fund about three quarters of a percent in return.

These are the ten worst-performing stocks for the quarter ended June 30, 2009:

Rank	Description	Industry	% Loss
1	HOT Topic Inc	Retail	-35.3%
2	Keycorp	Banks	-33.4%
3	Myriad Genetics Inc	Biotechnology	-26.2%
4	Apollo Group Inc	Commercial Services	-18.4%
5	Family Dollar Stores Inc	Retail	-15.2%
6	Marshall & Ilsley Corp	Banks	-14.7%
7	Alaska Air Group Inc	Airlines	-12.0%
8	Monsanto Co	Chemicals	-10.5%
9	Bristol-Myers Squibb Co	Pharmaceuticals	-7.3%
10	AON Corp	Insurance	-7.2%

Sluggish consumer activity may have finally caught up with teen retailer Hot Topic, which was the Fund’s poorest performer of the quarter. After beating the economic odds with stellar sales figures since October 2008, Hot Topic reported that its April results were far below analysts’ expectations. The specialty retailer markets affordable pop culture merchandise and had been benefiting from strong sales of apparel and accessories related to Twilight, a teen cult-movie about vampires. However, sales began to dwindle in April. Its fickle target market was forced to tighten their belts as their main source of funding (parents) struggled with economic issues. Management still believed the decrease in its stock price represented a “healthy correction” and claims that the company is well-positioned to take advantage of the back-to-school market. After doubling in value over the prior three quarters, Hot Topic’s stock price fell over 35% during the three-month period.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Diversification and stock selection were key attributes of the Fund during the fiscal year, with nine different industries represented on the list of top performers. Only pharmaceuticals placed two holdings on the list. Despite an environment when little went right for the markets (regardless of the sector) during the first nine months (or 8.5 months) of the fiscal year, nine of the top performers returned greater than 20% for the 12-month period.

108	Annual Report | June 30, 2009

Balanced Fund

MANAGER’S COMMENTARY (continued)

Here are the ten best-performing companies for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Gain
1	Mylan Inc	Pharmaceuticals	89.2%
2	Broadcom Corp	Semiconductors	45.0%
3	Whirlpool Corp	Home Furnishings	31.8%
4	AutoZone Inc	Retail	24.9%
5	Pactiv Corp	Packaging & Containers	23.8%
6	Sepracor Inc	Pharmaceuticals	22.8%
7	EMC Corp/Massachusetts	Computers	22.5%
8	Mattel Inc	Toys/Games/Hobbies	22.3%
9	Pepsi Bottling Group Inc	Beverages	21.2%
10	XTO Energy Inc	Oil & Gas	17.7%

Pharmaceutical company Mylan Inc. was the Fund’s best performer of the fiscal year (by far). The firm develops, produces, and markets generic drugs and has actually benefited from the economic downturn as consumers turned away from more expensive brand name products and initiated cost-cutting measures in the depressed labor market. In October, Mylan reported third-quarter earnings that exceeded estimates and issued an improved outlook for the rest of the year. The 2007 acquisition of German Merck KGaA (its generic biz) greatly enhanced its revenue base, and the company began generating about 35% of its generic sales from Europe. In April, Mylan posted another solid quarter and attributed revenue growth to the introductions of the generic alternatives to the anti-seizure drug Depakote (Abbott Labs) and anti-depressant Paxil (GlaxoSmithKline). The stock rose almost 90% during the 12-month period and contributed about a quarter percent to the Fund’s overall return.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Over the past 12 months, the financial services sector collapsed, the commodity bubble burst, and related companies took it on the chin (to put it mildly). The “worst of” list for the fiscal year was highlighted by three holdings each from among financials (insurance, banking) and basic materials (steel, mining). While companies within related industries bounced back a bit during the past three months on prospects for an economic recovery, much of the damage had already been done in terms of yearly performance.

These are the ten worst-performing stocks for the fiscal year ended June 30, 2009:

Rank	Description	Industry	% Loss
1	Genworth Financial Inc	Insurance	-88.4%
2	Office Depot Inc	Retail	-86.7%
3	United States Steel Corp	Iron/Steel	-80.7%
4	Terex Corp	Machinery-Construction & Mining	-76.5%
5	CBS Corp	Media	-76.0%
6	Cliffs Natural Resources Inc	Iron/Steel	-75.8%
7	Marshall & Ilsley Corp	Banks	-73.8%
8	Textron Inc	Miscellaneous Manufacturing	-72.6%
9	Hartford Financial Services Group Inc	Insurance	-71.4%
10	Alcoa Inc	Mining	-71.0%

Background on Fixed Income Securities Strategy

Our fixed income approach remained relatively conservative and, as always, we attempted to minimize interest rate and credit risk. Most of the Fund’s allocation remained in short-duration Treasuries, though we maintained limited exposure to the corporate markets. During the past quarter, some investors became willing to take on more investment risk within their portfolios and moved back into depressed equities. Subsequently, government securities gave up ground, and yields climbed over the last three months.

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Balanced Fund

MANAGER’S COMMENTARY (continued)

Top-Ten Equity Holdings as of June 30, 2009

Three diverse industries placed two companies each on the list of top holdings at fiscal year-end: pharmaceuticals, telecommunications, and oil and gas. No one position accounted for greater than 2.3% of the net assets, indicating that the Fund was well-diversified across many companies in what had been a very challenging environment for stocks. The 10 largest positions represented less than 15% of the total assets of the Fund.

Rank	Description	Industry	% of Net Assets
1	Bristol-Myers Squibb Co	Pharmaceuticals	2.3%
2	AT&T Inc	Telecommunications	2.2%
3	Verizon Communications Inc	Telecommunications	1.9%
4	Merck & Co Inc	Pharmaceuticals	1.6%
5	Archer-Daniels-Midland Co	Agriculture	1.5%
6	Exxon Mobil Corp	Oil & Gas	1.0%
7	Chevron Corp	Oil & Gas	0.9%
8	Wal-Mart Stores Inc	Retail	0.9%
9	Apple Inc	Computers	0.8%
10	Berkshire Hathaway Inc	Insurance	0.7%

Total			13.8%

Industry Sector Representation as of June 30, 2009

As of June 30, 2009, equities comprised just over 50% of the Fund’s overall allocation. Consumer non-cyclicals represented the largest equity allocation, a defensive sector that tends to perform better during market downturns, but underperforms during rebounds. The Fund’s exposure to financials, energy, and industrials provided opportunities to participate in the “bounce-back” quarter for these previously depressed sectors; however, our allocation was quite light among basic materials, and the Fund was not able to take full advantage of the increase in commodities prices.

Asset Type	% of Net Assets
Common Stock	53.2%
Basic Materials	1.5%
Communications	8.0%
Consumer, Cyclical	4.7%
Consumer, Non-cyclical	15.7%
Energy	5.4%
Financial	5.2%
Industrial	4.5%
Technology	6.1%
Utilities	2.1%
U.S. Government Obligations	38.3%
Corporate Notes	4.0%
Covered Call Options Written	-0.7%
Put Options Written	-0.7%
Money Market Funds	8.4%
Other Liabilities in Excess of Other Assets	-2.5%

Total	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter-end, June 30, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

110	Annual Report | June 30, 2009

Balanced Fund

MANAGER’S COMMENTARY (continued)

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

In closing, we would like to thank you for your continued investment in Balanced Fund. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

Your Investment Management Team

www.bridgeway.com	111

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

COMMON STOCKS - 53.17%
Advertising - 0.13%
	Omnicom Group, Inc.+	2,000	$63,160

Aerospace/Defense - 1.07%
	General Dynamics Corp.+	1,400	77,546
	Lockheed Martin Corp.+#	3,470	279,856
	Northrop Grumman Corp.	2,200	100,496
	United Technologies Corp.+	940	48,842

			506,740

Agriculture - 1.45%
	Archer-Daniels-Midland Co.+#	25,600	685,312

Airlines - 0.39%
	AirTran Holdings, Inc.*#	30,000	185,700

Apparel - 0.33%
	NIKE, Inc., Class B	3,000	155,340

Banks - 2.80%
	Bank of New York Mellon Corp.+	3,332	97,661
	BB&T Corp.	5,800	127,484
	Citigroup, Inc.+	5,100	15,147
	Comerica, Inc.+#	2,600	54,990
	Goldman Sachs Group, Inc.#	1,100	162,184
	JPMorgan Chase & Co.	4,300	146,673
	KeyCorp.+	9,900	51,876
	Marshall & Ilsley Corp.+	8,200	39,360
	Morgan Stanley#	3,000	85,530
	State Street Corp.#	5,800	273,760
	Wells Fargo & Co.#	11,071	268,582

			1,323,247

Beverages - 1.21%
	Brown-Forman Corp., Class B+	2,950	126,791
	Coca-Cola Co.+	3,900	187,161
	Dr Pepper Snapple Group, Inc.*	300	6,357
	Pepsi Bottling Group, Inc.	4,400	148,896
	PepsiCo., Inc.	1,900	104,424

			573,629

Biotechnology - 0.85%
	Genzyme Corp.*	1,800	100,206
	Gilead Sciences, Inc.*#	6,500	304,460

			404,666

Chemicals - 1.17%
	Monsanto Co.#	4,000	297,360
	Sherwin-Williams Co.#	3,500	188,125
	Sigma-Aldrich Corp.+	1,400	69,384

			554,869

Industry	Company	Shares	Value

Coal - 0.11%
	Peabody Energy Corp.+#	1,700	$51,272

Commercial Services - 0.75%
	Automatic Data Processing, Inc.+	3,700	131,128
	Corinthian Colleges, Inc.*#	3,000	50,790
	Equifax, Inc.	2,600	67,860
	Paychex, Inc.+	2,200	55,440
	Western Union Co.	3,000	49,200

			354,418

Computers - 2.40%
	Apple, Inc.*#	2,500	356,075
	EMC Corp.*+#	7,300	95,630
	Hewlett-Packard Co.+#	7,800	301,470
	International Business Machines Corp.+	1,000	104,420
	Lexmark International, Inc., Class A*+	3,000	47,550
	NetApp, Inc.*+	4,300	84,796
	Teradata Corp.*#	6,200	145,266

			1,135,207

Cosmetics/Personal Care - 1.19%
	Colgate-Palmolive Co.+	4,400	311,256
	Procter & Gamble Co.#	4,900	250,390

			561,646

Distribution/Wholesale - 0.09%
	WW Grainger, Inc.	500	40,940

Diversified Financial Services - 0.41%
	Ameriprise Financial, Inc.	2,780	67,471
	Charles Schwab Corp.#	5,100	89,454
	E*Trade Financial Corp.*+	11,400	14,592
	Franklin Resources, Inc.	300	21,603

			193,120

Electric Utilities - 1.60%
	AES Corp.*+#	14,100	163,701
	Allegheny Energy, Inc.#	2,300	58,995
	Dominion Resources, Inc.+	5,620	187,820
	Exelon Corp.+	1,100	56,331
	Pepco Holdings, Inc.+	3,700	49,728
	Progress Energy, Inc.+	1,900	71,877
	Public Service Enterprise Group, Inc.	5,100	166,413

			754,865

112	Annual Report | June 30, 2009

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Electrical Components & Equipment - 0.13%
	Emerson Electric Co.	1,900	$61,560

Electronics - 0.33%
	FLIR Systems, Inc.*	4,700	106,032
	Thermo Fisher Scientific, Inc.*	1,200	48,924

			154,956

Engineering & Construction - 0.12%
	Fluor Corp.	1,100	56,419

Food - 0.88%
	General Mills, Inc.	1,200	67,224
	Kraft Foods, Inc., Class A	3,400	86,156
	Kroger Co.	3,800	83,790
	Safeway, Inc.#	8,700	177,219

			414,389

Forest Products & Paper - 0.14%
	International Paper Co.	4,500	68,085

Gas - 0.49%
	Nicor, Inc.+	1,200	41,544
	Sempra Energy	3,800	188,594

			230,138

Healthcare - Products - 1.93%
	Baxter International, Inc.+	5,500	291,280
	Becton Dickinson & Co.	3,420	243,880
	CR Bard, Inc.	2,600	193,570
	Medtronic, Inc.	1,000	34,890
	St. Jude Medical, Inc.*+	1,080	44,388
	Stryker Corp.+	2,660	105,709

			913,717

Healthcare - Services - 0.58%
	Aetna, Inc.	1,800	45,090
	Laboratory Corp. of America Holdings*+	800	54,232
	Quest Diagnostics, Inc.+	1,500	84,645
	UnitedHealth Group, Inc.	3,600	89,928

			273,895

Household Products/Wares - 0.24%
	Clorox Co.+	1,130	63,088
	Kimberly-Clark Corp.	1,000	52,430

			115,518

Insurance - 2.01%
	Aflac, Inc.	800	24,872
	AON Corp.+#	3,500	132,545

Industry	Company	Shares	Value

Insurance (continued)
	Berkshire Hathaway, Inc., Class B*	120	$347,488
	Chubb Corp.	3,500	139,580
	Principal Financial Group, Inc.#	2,000	37,680
	Progressive Corp.*	5,520	83,407
	Travelers Cos., Inc.#	4,500	184,680

			950,252

Internet - 1.19%
	Amazon.com, Inc.*+#	3,100	259,346
	eBay, Inc.*	6,900	118,197
	Google, Inc., Class A*	400	168,636
	Yahoo!, Inc.*	1,000	15,660

			561,839

Iron/Steel - 0.11%
	United States Steel Corp.#	1,400	50,036

Machinery - Construction & Mining - 0.07%
	Terex Corp.*+	2,700	32,589

Media - 1.10%
	Comcast Corp., Class A+	10,950	158,665
	McGraw-Hill Cos., Inc.	2,000	60,220
	News Corp., Class A+	14,000	127,540
	Time Warner Cable, Inc.	1,331	42,153
	Time Warner, Inc.	5,333	134,338

			522,916

Mining - 0.03%
	Alcoa, Inc.+	1,600	16,528

Miscellaneous Manufacturing - 1.77%
	3M Co.+	2,800	168,280
	Danaher Corp.+#	2,400	148,176
	Eaton Corp.+#	3,200	142,752
	General Electric Co.	6,000	70,320
	Honeywell International, Inc.#	3,900	122,460
	Parker Hannifin Corp.+#	4,350	186,876

			838,864

Office/Business Equipment - 0.07%
	Pitney Bowes, Inc.#	1,600	35,088

Oil & Gas - 4.47%
	Anadarko Petroleum Corp.+	5,300	240,567
	Apache Corp.	1,700	122,655
	Chesapeake Energy Corp.+	4,400	87,252
	Chevron Corp.	6,578	435,793
	ConocoPhillips+#	5,987	251,813

www.bridgeway.com	113

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

Industry	Company	Shares	Value

Common Stocks (continued)
Oil & Gas (continued)
	EOG Resources, Inc.+	1,500	$101,880
	Exxon Mobil Corp.#	6,500	454,415
	Marathon Oil Corp.	2,900	87,377
	Nabors Industries, Ltd.*#	4,400	68,552
	Occidental Petroleum Corp.	1,800	118,458
	Valero Energy Corp.#	3,700	62,493
	XTO Energy, Inc.#	2,200	83,908

			2,115,163

Oil & Gas Services - 0.52%
	Halliburton Co.#	7,500	155,250
	National Oilwell Varco, Inc.*	800	26,128
	Smith International, Inc.#	2,500	64,375

			245,753

Pharmaceuticals - 6.61%
	Allergan, Inc.	4,500	214,110
	Bristol-Myers Squibb Co.#	52,400	1,064,244
	Express Scripts, Inc.*	1,900	130,625
	Medco Health Solutions, Inc.*+#	5,500	250,855
	Merck & Co., Inc.+#	26,700	746,532
	Mylan, Inc.*+#	26,500	345,825
	Pfizer, Inc.+	7,600	114,000
	Sepracor, Inc.*#	15,000	259,800

			3,125,991

Pipelines - 0.28%
	El Paso Corp.#	5,000	46,150
	Spectra Energy Corp.	5,250	88,830

			134,980

Retail - 3.72%
	AutoZone, Inc.*+	1,700	256,887
	Big Lots, Inc.*+#	6,300	132,489
	Buffalo Wild Wings, Inc.*#	6,600	214,632
	Costco Wholesale Corp.+	800	36,560
	CVS Caremark Corp.	6,900	219,903
	Family Dollar Stores, Inc.	3,700	104,710
	Hot Topic, Inc.*#	2,500	18,275
	JOS A Bank Clothiers, Inc.*#	2,200	75,812
	McDonald’s Corp.	1,800	103,482
	Sears Holdings Corp.*+	1,200	79,824
	Staples, Inc.#	2,050	41,348
	Wal-Mart Stores, Inc.#	8,300	402,052
	Walgreen Co.+#	2,500	73,500

			1,759,474

Semiconductors - 1.58%
	Applied Materials, Inc.+	10,700	117,379
	Broadcom Corp., Class A*+	4,500	111,555

Industry	Company	Shares	Value

Semiconductors (continued)
	Intel Corp.#	20,000	$331,000
	NVIDIA Corp.*+	5,000	56,450
	Texas Instruments, Inc.+	6,070	129,291

			745,675

Software - 2.10%
	Adobe Systems, Inc.*+	3,500	99,050
	BMC Software, Inc.*	3,920	132,457
	Citrix Systems, Inc.*+	4,300	137,127
	Intuit, Inc.*+#	5,600	157,696
	Microsoft Corp.	4,400	104,588
	Novell, Inc.*	28,900	130,917
	Oracle Corp.#	10,860	232,621

			994,456

Telecommunications - 5.62%
	American Tower Corp., Class A*	2,500	78,825
	AT&T, Inc.#	42,300	1,050,732
	Ciena Corp.*+	10,742	111,180
	Cisco Systems, Inc.*	14,600	272,144
	Corning, Inc.	4,500	72,270
	Juniper Networks, Inc.*+	2,700	63,720
	Motorola, Inc.	9,200	60,996
	Sprint Nextel Corp.*+	12,800	61,568
	Verizon Communications, Inc.#	28,800	885,024

			2,656,459

Toys/Games/Hobbies - 0.13%
	Hasbro, Inc.#	2,500	60,600

Transportation - 1.00%
	CSX Corp.+	5,400	187,002
	FedEx Corp.+	1,200	66,744
	Norfolk Southern Corp.+	1,900	71,573
	Union Pacific Corp.+	2,800	145,768

			471,087

TOTAL COMMON STOCKS - 53.17%			25,150,558

(Cost $26,072,550)

CORPORATE NOTES - 4.03%

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

Holding Companies - Diversified - 4.03%
Leucadia National Corp.+ 8/15/2013	7.750%	$2,000,000	1,905,000

TOTAL CORPORATE NOTES - 4.03%			1,905,000

(Cost $2,048,326)

114	Annual Report | June 30, 2009

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2009

U.S. GOVERNMENT OBLIGATIONS - 38.34%

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value
U.S. Treasury Bills - 23.24%
7/16/2009	0.290%	$3,000,000	$2,999,865
7/30/2009	0.346%	4,000,000	3,999,496
8/27/2009	0.173%	1,000,000	999,775
10/1/2009	0.191%	2,000,000	1,999,028
11/5/2009	0.331%	1,000,000	999,252

			10,997,416

U.S. Treasury Notes - 15.10%
8/15/2009	3.500%	200,000	200,805
10/15/2009	3.375%	300,000	302,684
11/15/2009	3.500%	200,000	202,375
11/30/2009	3.125%	300,000	303,481
12/31/2009	3.250%	200,000	202,859
2/15/2010	3.500%	300,000	305,742
4/15/2010	4.000%	300,000	308,332
10/15/2010+	4.250%	500,000	523,184
4/30/2011	4.875%	2,000,000	2,138,124
8/31/2011	4.625%	300,000	321,656
4/30/2012	4.500%	300,000	324,656
11/30/2012	3.375%	300,000	315,844
12/31/2012	3.625%	200,000	212,031
6/30/2013	3.375%	500,000	523,750
7/31/2013	3.375%	500,000	523,945
11/15/2013	4.250%	200,000	216,125
2/15/2015	4.000%	200,000	212,484

			7,138,077

TOTAL U.S. GOVERNMENT OBLIGATIONS - 38.34%			18,135,493

(Cost $17,786,826)

MONEY MARKET FUNDS - 8.40%

	Rate^	Shares	Value
BlackRock Liquidity Funds TempFund Portfolio #24	0.44%	1,744,616	1,744,616
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.49%	1,744,616	1,744,616
PNC Prime Money Market	0.05%	483,848	483,848

TOTAL MONEY MARKET FUNDS - 8.40%			3,973,080

(Cost $3,973,080)

TOTAL INVESTMENTS - 103.94%			$49,164,131
(Cost $49,880,782)
Liabilities in Excess of Other Assets - (3.94)%			(1,864,988)

NET ASSETS - 100.00%			$47,299,143

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2009. Total loaned securities had a market value of $8,402,537 at June 30, 2009.
#	Security subject to call option written by the Fund.
^	Rate disclosed is as of June 30, 2009.
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	115

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of June 30, 2009

Company	Number of Contracts	Value

COVERED CALL OPTIONS WRITTEN - (0.68)%
AES Corp.
Expiring November, 2009 at $12.50	30	$(3,900)
Airtran Holdings, Inc.
Expiring July, 2009 at $5.00	100	(12,750)
Expiring August, 2009 at $5.00	100	(14,750)

		(27,500)
Allegheny Energy, Inc.
Expiring July, 2009 at $25.00	13	(1,398)
Amazon.com, Inc.
Expiring July, 2009 at $80.00	8	(4,080)
AON Corp.
Expiring July, 2009 at $35.00	15	(4,538)
Apple, Inc.
Expiring July, 2009 at $160.00	6	(126)
Archer-Daniels-Midland Co.
Expiring September, 2009 at $28.00	50	(6,500)
Expiring September, 2009 at $30.00	2	(130)

		(6,630)
AT&T, Inc.
Expiring July, 2009 at $27.00	375	(750)
Big Lots, Inc.
Expiring July, 2009 at $25.00	16	(40)
Bristol-Myers Squibb Co.
Expiring September, 2009 at
$22.50	100	(2,700)
Expiring September, 2009 at
$21.00	100	(6,750)

		(9,450)
Buffalo Wild Wings, Inc.
Expiring August, 2009 at $30.00	66	(27,060)
Charles Schwab Corp.
Expiring September, 2009 at $19.00	12	(720)
Comerica, Inc.
Expiring July, 2009 at $22.50	10	(400)
ConocoPhillips
Expiring July, 2009 at $47.00	15	(105)
Corinthian Colleges, Inc.
Expiring July, 2009 at $15.00	30	(6,150)
Danaher Corp.
Expiring September, 2009 at $65.00	9	(1,710)
Eaton Corp.
Expiring October, 2009 at $50.00	7	(1,155)
El Paso Corp.
Expiring July, 2009 at $9.00	25	(1,312)
Expiring July, 2009 at $7.00	25	(5,563)

		(6,875)

Company	Number of Contracts	Value

EMC Corp.
Expiring July, 2009 at $13.00	20	$(910)
Exxon Mobil Corp.
Expiring July, 2009 at $75.00	15	(232)
Gilead Sciences, Inc.
Expiring August, 2009 at $45.00	15	(5,025)
Goldman Sachs Group, Inc.
Expiring July, 2009 at $120.00	4	(11,000)
Halliburton Co.
Expiring October, 2009 at $22.50	20	(2,570)
Hasbro, Inc.
Expiring August, 2009 at $22.50	18	(4,320)
Hewlett-Packard Co.
Expiring August, 2009 at $35.00	20	(8,500)
Honeywell International, Inc.
Expiring September, 2009 at $35.00	10	(700)
Hot Topic, Inc.
Expiring July, 2009 at $7.50	25	(812)
Intel Corp.
Expiring July, 2009 at $17.00	100	(3,250)
Intuit, Inc.
Expiring July, 2009 at $25.00	20	(6,500)
JOS A Bank Clothiers, Inc.
Expiring July, 2009 at $30.00	22	(10,230)
Lockheed Martin Corp.
Expiring September, 2009 at $85.00	8	(1,940)
Medco Health Solutions, Inc.
Expiring October, 2009 at $50.00	15	(2,325)
Merck & Co., Inc.
Expiring July, 2009 at $25.00	100	(29,750)
Expiring July, 2009 at $27.50	130	(12,025)

		(41,775)
Monsanto Co.
Expiring July, 2009 at $85.00	10	(125)
Expiring August, 2009 at $80.00	20	(3,750)

		(3,875)
Morgan Stanley
Expiring July, 2009 at $25.00	30	(11,100)
Mylan, Inc.
Expiring July, 2009 at $15.00	3	(22)
Expiring October, 2009 at $15.00	60	(3,000)

		(3,022)
Nabors Industries, Ltd.
Expiring September, 2009 at $17.50	11	(1,045)

116	Annual Report | June 30, 2009

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2009

Company	Number of Contracts	Value

Covered Call Options Written (continued)
Oracle Corp.
Expiring September, 2009 at $22.00	25	$(2,500)
Parker Hannifin Corp.
Expiring August, 2009 at $40.00	43	(18,920)
Peabody Energy Corp.
Expiring September, 2009 at $35.00	5	(750)
Pitney Bowes, Inc.
Expiring August, 2009 at $22.50	10	(725)
Principal Financial Group, Inc.
Expiring July, 2009 at $20.00	8	(360)
Expiring August, 2009 at $20.00	12	(1,740)

		(2,100)
Procter & Gamble Co.
Expiring October, 2009 at $55.00	10	(900)
Safeway, Inc.
Expiring September, 2009 at $22.50	20	(1,000)
Sepracor, Inc.
Expiring August, 2009 at $17.50	150	(19,125)
Sherwin-Williams Co.
Expiring September, 2009 at $55.00	10	(2,550)
Smith International, Inc.
Expiring July, 2009 at $27.50	25	(1,250)
Staples, Inc.
Expiring September, 2009 at $22.50	8	(440)
State Street Corp.
Expiring August, 2009 at $50.00	15	(3,713)
Teradata Corp.
Expiring July, 2009 at $15.00	29	(23,635)
Travelers Cos., Inc.
Expiring July, 2009 at $45.00	10	(75)
United States Steel Corp.
Expiring July, 2009 at $35.00	14	(3,290)
Valero Energy Corp.
Expiring September, 2009 at $20.00	20	(950)
Verizon Communications, Inc.
Expiring July, 2009 at $35.00	40	(40)
Expiring July, 2009 at $32.50	191	(859)
Expiring October, 2009 at $30.00	25	(4,438)
Expiring October, 2009 at $32.50	20	(1,420)

		(6,757)
Wal-Mart Stores, Inc.
Expiring September, 2009 at $55.00	20	(380)

Company	Number of Contracts	Value

Walgreen Co.
Expiring July, 2009 at $30.00	10	$(400)
Wells Fargo & Co.
Expiring July, 2009 at $27.00	20	(400)
Expiring August, 2009 at $26.00	20	(2,450)

		(2,850)
XTO Energy, Inc.
Expiring August, 2009 at $35.00	17	(7,480)

TOTAL COVERED CALL OPTIONS WRITTEN		(321,508)

(Premiums received $(392,545))

PUT OPTIONS WRITTEN - (0.71)%
Aflac, Inc.
Expiring July, 2009 at $30.00	75	(6,000)
Airtran Holdings, Inc.
Expiring July, 2009 at $5.00	800	(8,000)
Best Buy Co., Inc.
Expiring July, 2009 at $35.00	120	(25,800)
Biogen Idec, Inc.
Expiring July, 2009 at $45.00	50	(7,500)
Chevron Corp.
Expiring September, 2009 at $65.00	70	(23,450)
Comcast Corp.
Expiring October, 2009 at $12.50	250	(15,000)
E.I. du Pont de Nemours & Co.
Expiring July, 2009 at $26.00	165	(16,500)
Equinix, Inc.
Expiring July, 2009 at $65.00	100	(3,750)
Expiring September, 2009 at $65.00	40	(12,800)

		(16,550)
Exxon Mobil Corp.
Expiring October, 2009 at $70.00	65	(27,950)
Green Mountain Coffee Roasters, Inc.
Expiring July, 2009 at $65.00	20	(350)
Expiring July, 2009 at $45.00	65	(1,137)
Expiring July, 2009 at $50.00	100	(5,000)

		(6,487)
Gymboree Corp.
Expiring July, 2009 at $35.00	120	(14,400)
Intel Corp.
Expiring July, 2009 at $15.00	200	(2,100)
International Business Machines Corp.
Expiring August, 2009 at $100.00	45	(11,250)

www.bridgeway.com	117

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2009

Company	Number of Contracts	Value

Put Options Written (continued)
JOS A Bank Clothiers, Inc.
Expiring July, 2009 at $30.00	100	$(1,500)
NewMarket Corp.
Expiring July, 2009 at $65.00	89	(13,128)
Expiring September, 2009 at $65.00	50	(25,750)

		(38,878)
Northrop Grumman Corp.
Expiring August, 2009 at $45.00	50	(9,250)
Potash Corp. of Saskatchewan, Inc.
Expiring July, 2009 at $100.00	30	(26,700)
Procter & Gamble Co.
Expiring August, 2009 at $50.00	90	(13,725)
Raytheon Co.
Expiring August, 2009 at $45.00	50	(11,250)
Sepracor, Inc.
Expiring July, 2009 at $15.00	160	(1,200)
Synaptics, Inc.
Expiring July, 2009 at $37.50	105	(11,813)
Expiring August, 2009 at $32.50	100	(10,500)

		(22,313)
Tech Data Corp.
Expiring August, 2009 at $30.00	80	(6,200)
Thoratec Corp.
Expiring July, 2009 at $25.00	156	(4,680)
Visa, Inc.
Expiring August, 2009 at $60.00	75	(19,500)

TOTAL PUT OPTIONS WRITTEN		(336,183)

(Premiums received $(527,678))

TOTAL OPTIONS WRITTEN		$(657,691)

(Premiums received $(920,223))

See Notes to Financial Statements.

118	Annual Report | June 30, 2009

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	119

STATEMENTS OF ASSETS AND LIABILITIES

Year ended June 30, 2009

ASSETS	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

Investments at value	$115,397,591	$387,864,727	$72,369,481	$347,304,469
Cash	-	-	-	-
Receivables:
Portfolio securities sold	346,227	4,860,603	2,905,153	2,681,212
Fund shares sold	31,206	512,635	3,144	451,382
Dividends and interest	133,239	497,875	66,917	280,726
Reclaims receivable	1,406	2,113	-	-
Receivable from investment adviser	61,982	-	-	-
Deposits with brokers	9	17	-	-
Total return swap	60	-	-	-
Prepaid expenses	29,750	77,997	18,185	67,311

Total assets	116,001,470	393,815,967	75,362,880	350,785,100

LIABILITIES
Payables:
Portfolio securities purchased	-	9,100,128	1,567,497	7,179,012
Fund shares redeemed	64,908	243,642	4,286	276,806
Due to custodian	-	-	-	2,834
Accrued Liabilities:
Investment adviser fees	-	273,595	50,724	134,041
Administration fees	5,772	12,531	1,639	12,358
Directors’ fees	4,468	10,616	1,463	17,670
Other	91,368	248,998	28,825	239,582
Covered call options written at value	-	70,000	-	-
Put options written at value	-	-	-	-

Total liabilities	166,516	9,959,510	1,654,434	7,862,303

NET ASSETS	$115,834,954	$383,856,457	$73,708,446	$342,922,797

NET ASSETS REPRESENT
Paid-in capital	$210,696,085	$658,617,539	$96,191,060	$348,513,798
Accumulated net investment income	930,026	641,017	837,591	5,060,402
Accumulated net realized loss on investments	(96,791,855)	(265,987,170)	(30,432,392)	(39,932,669)
Net unrealized appreciation (depreciation) on investments	1,000,698	(9,414,929)	7,112,187	29,281,266

NET ASSETS	$115,834,954	$383,856,457	$73,708,446	$342,922,797

Shares of common stock outstanding of $.001 par value*	4,467,685	37,033,637	3,729,300	32,659,379

Net asset value per share	$25.93	$10.37	$19.76	$10.50

Total investments at cost	$114,396,953	$397,338,498	$65,257,294	$318,023,203
Premiums received on covered call options written	$-	$128,842	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements

120	Annual Report | June 30, 2009

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$24,640,143	$75,906,486	$132,309,786	$71,498,214	$28,370,017	$187,948,932	$49,164,131
-	-	-	-	-	-	3,250

675,438	488,150	-	-	-	8,789,142	34,897
1,558	165,336	172,392	20,743	1,120	192,611	1,560
45,814	27,189	103,147	56,933	31,533	232,804	144,843
-	-	-	-	-	-	-
21,153	-	-	-	-	9,332	-
-	-	-	-	-	-	690,269
-	1,804	-	-	-	-	-
13,000	19,532	35,110	20,479	11,612	43,213	20,409

25,397,106	76,608,497	132,620,435	71,596,369	28,414,282	197,216,034	50,059,359

649,314	321,814	-	796,150	352,663	5,513,176	1,999,014
7,000	4,479,851	169,781	170,189	24,561	290,229	45,613
-	-	-	-	-	3,344,335	-

-	31,895	80,247	27,785	10,905	-	17,402
705	2,722	6,281	4,432	883	3,838	1,757
582	2,084	4,835	2,750	802	3,947	1,257
20,385	73,595	130,412	60,961	28,552	48,600	37,482
-	-	-	-	-	-	321,508
-	-	-	-	-	-	336,183

677,986	4,911,961	391,556	1,062,267	418,366	9,204,125	2,760,216

$24,719,120	$71,696,536	$132,228,879	$70,534,102	$27,995,916	$188,011,909	$47,299,143

$39,946,935	$117,379,667	$232,336,860	$123,908,868	$36,584,504	$262,466,489	$55,161,234
300,329	250,343	492,110	211,705	327,118	2,031,950	423,617
(17,762,056)	(53,850,666)	(102,492,643)	(47,845,394)	(9,622,776)	(60,271,399)	(7,831,589)
2,233,912	7,917,192	1,892,552	(5,741,077)	707,070	(16,215,131)	(454,119)

$24,719,120	$71,696,536	$132,228,879	$70,534,102	$27,995,916	$188,011,909	$47,299,143

5,204,415	8,470,556	13,588,863	7,786,796	2,874,135	33,233,744	4,642,050

$4.75	$8.46	$9.73	$9.06	$9.74	$5.66	$10.19

$22,406,231	$67,991,098	$130,417,234	$77,239,291	$27,662,947	$204,164,063	$49,880,782
$-	$-	$-	$-	$-	$-	$392,545
$-	$-	$-	$-	$-	$-	$527,678

www.bridgeway.com	121

STATEMENTS OF OPERATIONS

Year ended June 30, 2009

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$2,038,719	$5,868,984	$571,164	$4,351,351
Less: foreign taxes withheld	(6,553)	(16,486)	-	(8,636)
Interest	-	-	-	-
Securities lending	181,215	472,181	1,060,725	3,717,349

Total Investment Income	2,213,381	6,324,679	1,631,889	8,060,064

EXPENSES
Investment advisory fees - Base fees	1,524,287	4,183,175	620,743	2,001,525
Investment advisory fees - Performance adjustment	(1,436,158)	136,234	-	-
Administration fees	59,969	164,844	23,864	141,269
Accounting fees	43,293	43,327	44,231	51,487
Transfer agent fees	82,154	295,161	34,767	215,082
Professional fees	52,269	118,252	21,548	90,458
Custody fees	18,685	52,328	13,062	79,037
Blue sky fees	20,921	31,481	4,591	21,914
Directors’ and officers’ fees	22,238	61,796	8,668	58,909
Shareholder servicing fees	88,330	319,110	-	219,115
Reports to shareholders	27,644	100,428	6,278	123,970
Miscellaneous expenses	63,879	177,526	16,184	159,039

Total expenses	567,511	5,683,662	793,936	3,161,805

Less investment advisory fees waived	-	-	-	(162,157)
Less expense reimbursed by investment adviser	-	-	-	-

Net expenses	567,511	5,683,662	793,936	2,999,648

NET INVESTMENT INCOME	1,645,870	641,017	837,953	5,060,416

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	(100,185,520)	(254,806,211)	(22,640,935)	(39,799,867)
Written options	3,420,309	4,134,066	-	-
Futures contracts	-	-	-	-
Swaps	(665,220)	-	-	-

Net realized loss	(97,430,431)	(250,672,145)	(22,640,935)	(39,799,867)

Change in Unrealized Appreciation (Depreciation) on:
Investments	(75,259,008)	(182,330,087)	2,325,835	(95,759,187)
Written options	-	58,842	-	-
Swaps	(50,564)	-	-	-

Net change in unrealized appreciation (depreciation)	(75,309,572)	(182,271,245)	2,325,835	(95,759,187)

Net realized and unrealized loss on investments	(172,740,003)	(432,943,390)	(20,315,100)	(135,559,054)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(171,094,133)	$(432,302,373)	$(19,477,147)	$(130,498,638)

See Notes to Financial Statements

122	Annual Report | June 30, 2009

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$225,386	$525,066	$2,261,536	$1,460,163	$1,070,468	$5,078,341	$779,436
(302)	-	-	(2,320)	-	-	(346)
-	-	-	-	-	-	698,338
308,368	609,725	976,180	50,144	13,095	48,320	24,540

533,452	1,134,791	3,237,716	1,507,987	1,083,563	5,126,661	1,501,968

284,298	555,467	1,164,832	523,568	178,057	149,925	338,387
(181,424)	(40,467)	(31,845)	(9,719)	7,524	-	-
9,460	32,998	68,886	38,009	12,702	65,550	20,780
43,744	43,522	43,600	43,116	42,542	42,253	51,450
20,299	95,339	137,714	72,395	36,662	27,618	27,114
13,781	27,701	52,360	31,303	14,399	47,720	50,693
7,473	9,916	14,583	6,654	4,220	8,175	19,435
14,445	15,705	22,965	18,082	14,603	20,587	15,389
3,423	12,078	25,458	13,902	4,497	24,843	7,398
3,936	55,771	117,744	53,947	13,260	18,435	16,324
5,705	32,057	99,633	28,097	8,523	10,482	7,169
7,981	26,651	61,596	33,523	12,797	56,338	17,798

233,121	866,738	1,777,526	852,877	349,786	471,926	571,937

-	-	-	-	(50,675)	(149,925)	(41,671)
-	-	-	-	-	(40,709)	-

233,121	866,738	1,777,526	852,877	299,111	281,292	530,266

300,331	268,053	1,460,190	655,110	784,452	4,845,369	971,702

(11,808,703)	(43,941,255)	(92,056,194)	(39,666,785)	(8,393,446)	(56,344,546)	(12,221,463)
-	-	-	-	-	-	2,577,704
-	-	-	-	-	-	4,780,790
-	(102,966)	186,626	-	-	-	-

(11,808,703)	(44,044,221)	(91,869,568)	(39,666,785)	(8,393,446)	(56,344,546)	(4,862,969)

(711,960)	(14,401,258)	(38,733,901)	(28,599,641)	(6,491,911)	8,144,650	(5,694,888)
-	-	-	-	-	-	15,424
-	87,406	(70,547)	-	-	-	-

(711,960)	(14,313,852)	(38,804,448)	(28,599,641)	(6,491,911)	8,144,650	(5,679,464)

(12,520,663)	(58,358,073)	(130,674,016)	(68,266,426)	(14,885,357)	(48,199,896)	(10,542,433)

$(12,220,332)	$(58,090,020)	$(129,213,826)	$(67,611,316)	$(14,100,905)	$(43,354,527)	$(9,570,731)

www.bridgeway.com	123

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30,		Year Ended June 30,
	2009	2008	2009	2008

OPERATIONS
Net investment income (loss)	$1,645,870	$(3,608,240)	$641,017	$(3,034,805)
Net realized gain (loss) on investments	(97,430,431)	12,102,813	(250,672,145)	12,505,237
Net change in unrealized appreciation/(depreciation) on investments	(75,309,572)	4,499,071	(182,271,245)	30,649,595

Net increase/(decrease) in net assets resulting from operations	(171,094,133)	12,993,644	(432,302,373)	40,120,027

DISTRIBUTIONS:
From net investment income	-	-	-	-
From net realized gains	(1,868,083)	(59,135,745)	-	(21,016,161)

Net decrease in net assets from distributions	(1,868,083)	(59,135,745)	-	(21,016,161)

SHARE TRANSACTIONS:
Proceeds from sale of shares	16,235,421	22,693,076	235,932,607	373,518,838
Reinvestment of distributions	1,627,084	52,129,569	-	19,724,944
Cost of shares redeemed	(67,780,225)	(57,923,516)	(304,849,827)	(178,210,882)
Redemption fees	-	-	-	-

Net increase/(decrease) in net assets from share transactions	(49,917,720)	16,899,129	(68,917,220)	215,032,900

Net increase/(decrease) in net assets	(222,879,936)	(29,242,972)	(501,219,593)	234,136,766

NET ASSETS:
Beginning of year	338,714,890	367,957,862	885,076,050	650,939,284

End of year*	$115,834,954	$338,714,890	$383,856,457	$885,076,050

SHARES ISSUED & REDEEMED
Issued	546,786	404,802	17,924,723	18,346,826
Distributions reinvested	65,529	933,553	-	936,476
Redeemed	(2,422,013)	(1,005,484)	(23,700,553)	(8,935,188)

Net increase/(decrease)	(1,809,698)	332,871	(5,775,830)	10,348,114
Outstanding at beginning of year	6,277,383	5,944,512	42,809,467	32,461,353

Outstanding at end of year	4,467,685	6,277,383	37,033,637	42,809,467

* Including accumulated net investment income (loss) of:	$930,026	$(50,624)	$641,017	$-

See Notes to Financial Statements

124	Annual Report | June 30, 2009

Ultra-Small Company		Ultra-Small Company Market		Micro-Cap Limited
Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2009	2008	2009	2008	2009	2008

$837,953	$113,791	$5,060,416	$7,675,103	$300,331	$176,370
(22,640,935)	(7,791,457)	(39,799,867)	38,086,367	(11,808,703)	(4,043,124)
2,325,835	(24,568,770)	(95,759,187)	(278,852,548)	(711,960)	(6,420,717)

(19,477,147)	(32,246,436)	(130,498,638)	(233,091,078)	(12,220,332)	(10,287,471)

(114,124)	(394,094)	(6,894,757)	(2,258,281)	(76,498)	(99,874)
-	(15,085,229)	(28,745,402)	(34,714,496)	-	-

(114,124)	(15,479,323)	(35,640,159)	(36,972,777)	(76,498)	(99,874)

5,115,664	1,223,204	128,049,216	256,154,976	3,268,625	2,320,692
106,740	14,780,752	33,435,828	35,539,226	74,543	91,033
(6,855,281)	(10,581,496)	(374,017,029)	(462,864,797)	(4,462,725)	(16,132,953)
-	-	181,978	229,578	-	-

(1,632,877)	5,422,460	(212,350,007)	(170,941,017)	(1,119,557)	(13,721,228)

(21,224,148)	(42,303,299)	(378,488,804)	(441,004,872)	(13,416,387)	(24,108,573)

94,932,594	137,235,893	721,411,601	1,162,416,473	38,135,507	62,244,080

$73,708,446	$94,932,594	$342,922,797	$721,411,601	$24,719,120	$38,135,507

285,411	44,362	10,812,597	14,573,622	739,781	314,887
6,842	516,990	3,538,183	2,044,835	16,602	11,582
(423,454)	(346,232)	(28,741,954)	(26,658,714)	(963,214)	(2,182,900)

(131,201)	215,120	(14,391,174)	(10,040,257)	(206,831)	(1,856,431)
3,860,501	3,645,381	47,050,553	57,090,810	5,411,246	7,267,677

3,729,300	3,860,501	32,659,379	47,050,553	5,204,415	5,411,246

$837,591	$113,772	$5,060,402	$6,894,753	$300,329	$76,496

www.bridgeway.com	125

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2009	2008	2009	2008

OPERATIONS
Net investment income (loss)	$268,053	$(312,307)	$1,460,190	$536,623
Net realized gain (loss) on investments	(44,044,221)	5,039,948	(91,869,568)	(9,848,797)
Net change in unrealized appreciation/(depreciation) on investments	(14,313,852)	(26,515,864)	(38,804,448)	(42,424,129)

Net decrease in net assets resulting from operations	(58,090,020)	(21,788,223)	(129,213,826)	(51,736,303)

DISTRIBUTIONS:
From net investment income	-	-	(1,307,246)	-
From net realized gains	-	-	-	-

Net decrease in net assets from distributions	-	-	(1,307,246)	-

SHARE TRANSACTIONS:
Proceeds from sale of shares	25,366,544	41,766,427	46,302,721	212,944,988
Reinvestment of distributions	-	-	1,174,309	-
Cost of shares redeemed	(40,247,742)	(47,705,114)	(116,375,345)	(109,736,945)

Net increase/(decrease) in net assets from share transactions	(14,881,198)	(5,938,687)	(68,898,315)	103,208,043

Net increase/(decrease) in net assets	(72,971,218)	(27,726,910)	(199,419,387)	51,471,740

NET ASSETS:
Beginning of year	144,667,754	172,394,664	331,648,266	280,176,526

End of year*	$71,696,536	$144,667,754	$132,228,879	$331,648,266

SHARES ISSUED & REDEEMED
Issued	2,666,464	2,834,069	4,471,038	12,592,357
Distributions reinvested	-	-	129,901	-
Redeemed	(4,565,634)	(3,230,062)	(11,924,888)	(6,630,990)

Net increase/(decrease)	(1,899,170)	(395,993)	(7,323,949)	5,961,367
Outstanding at beginning of year	10,369,726	10,765,719	20,912,812	14,951,445

Outstanding at end of year	8,470,556	10,369,726	13,588,863	20,912,812

* Including accumulated net investment income (loss) of :	$250,343	$85,256	$492,110	$223,087

126	Annual Report | June 30, 2009

Large-Cap Growth		Large-Cap Value		Blue Chip 35 Index		Balanced
Year Ended June 30,		Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2009	2008	2009	2008	2009	2008	2009	2008

$655,110	$667,848	$784,452	$971,717	$4,845,369	$4,323,025	$971,702	$1,877,906
(39,666,785)	(3,357,393)	(8,393,446)	(660,976)	(56,344,546)	(1,205,950)	(4,862,969)	3,559,026
(28,599,641)	(3,367,261)	(6,491,911)	(12,527,611)	8,144,650	(39,474,739)	(5,679,464)	(6,673,752)

(67,611,316)	(6,056,806)	(14,100,905)	(12,216,870)	(43,354,527)	(36,357,664)	(9,570,731)	(1,236,820)

(732,353)	(501,206)	(822,272)	(935,231)	(5,724,513)	(2,216,904)	(1,894,744)	(1,132,035)
-	-	-	(2,259,581)	-	-	(2,727,783)	-

(732,353)	(501,206)	(822,272)	(3,194,812)	(5,724,513)	(2,216,904)	(4,622,527)	(1,132,035)

31,525,083	85,463,022	6,440,226	15,647,493	64,786,199	223,052,529	9,477,275	21,256,530
669,989	403,318	795,525	3,077,813	5,416,570	2,117,136	4,416,669	1,075,310
(68,129,904)	(42,633,298)	(18,460,246)	(35,265,212)	(84,099,672)	(34,689,544)	(27,818,820)	(31,601,455)

(35,934,832)	43,233,042	(11,224,495)	(16,539,906)	(13,896,903)	190,480,121	(13,924,876)	(9,269,615)

(104,278,501)	36,675,030	(26,147,672)	(31,951,588)	(62,975,943)	151,905,553	(28,118,134)	(11,638,470)

174,812,603	138,137,573	54,143,588	86,095,176	250,987,852	99,082,299	75,417,277	87,055,747

$70,534,102	$174,812,603	$27,995,916	$54,143,588	$188,011,909	$250,987,852	$47,299,143	$75,417,277

2,694,605	5,974,190	638,856	986,625	11,769,819	27,202,745	900,091	1,647,886
80,431	27,587	80,846	195,790	983,044	252,040	456,739	82,336
(7,723,202)	(3,047,431)	(1,816,620)	(2,255,334)	(14,338,850)	(4,267,847)	(2,708,787)	(2,457,847)

(4,948,166)	2,954,346	(1,096,918)	(1,072,919)	(1,585,987)	23,186,938	(1,351,957)	(727,625)
12,734,962	9,780,616	3,971,053	5,043,972	34,819,731	11,632,793	5,994,007	6,721,632

7,786,796	12,734,962	2,874,135	3,971,053	33,233,744	34,819,731	4,642,050	5,994,007

$211,705	$288,948	$327,118	$364,938	$2,031,950	$2,911,094	$423,617	$1,415,470

www.bridgeway.com	127

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the year indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Year Ended June 30, 2009	$53.96	$0.30	$(28.00)	$(27.70)
Year Ended June 30, 2008	61.90	(0.59)	3.14	2.55
Year Ended June 30, 2007	61.90	(0.43)	6.41	5.98
Year Ended June 30, 2006	56.60	(0.42)	12.23	11.81
Year Ended June 30, 2005	49.43	(0.26)	7.43	7.17

AGGRESSIVE INVESTORS 2

Year Ended June 30, 2009	20.67	0.02	(10.32)	(10.30)
Year Ended June 30, 2008	20.05	(0.08)	1.27	1.19
Year Ended June 30, 2007	17.55	(0.07)	2.94	2.87
Year Ended June 30, 2006	14.72	(0.05)	3.22	3.17
Year Ended June 30, 2005	12.75	(0.04)	2.01	1.97

ULTRA-SMALL COMPANY

Year Ended June 30, 2009	24.59	0.23	(5.03)	(4.80)
Year Ended June 30, 2008	37.65	0.03	(8.67)	(8.64)
Year Ended June 30, 2007	42.42	0.12	3.37	3.49
Year Ended June 30, 2006	38.44	(0.15)	9.23	9.08
Year Ended June 30, 2005	40.97	(0.10)	6.69	6.59

ULTRA-SMALL COMPANY MARKET

Year Ended June 30, 2009	15.33	0.14	(3.88)	(3.74)
Year Ended June 30, 2008	20.36	0.14	(4.49)	(4.35)
Year Ended June 30, 2007	18.94	0.10	1.76	1.86
Year Ended June 30, 2006	16.96	0.05	2.48	2.53
Year Ended June 30, 2005	16.14	0.02	0.97	0.99

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return may have been lower had various fees not been waived during the period.
(c)	For the year ended June 30, 2009, the expense ratio was significantly lower than past years due to a negative performance adjustment to the investment advisory fee. Please refer to the Statement of Operations and Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements

128	Annual Report | June 30, 2009

Less Distributions to Shareholders from:							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Year	Total Return		Net Assets End of Year (000’s)	Expenses Before Waivers and Reimbursements		Expenses After Waivers and Reimbursements	Net Investment Income (Loss) After Waivers and Reimbursements	Portfolio Turnover Rate

$(0.33)	$-	$(0.33)	$-	$25.93	(51.31%)		$115,835	0.34	%(c)	0.34%	0.97%	134%
(10.49)	-	(10.49)	-	53.96	3.54	%(b)	338,715	1.78%		1.78%	(1.03%)	142%
(5.98)	-	(5.98)	-	61.90	10.79%		367,958	1.72%		1.72%	(0.75%)	115%
(6.51)	-	(6.51)	-	61.90	21.79%		438,592	1.58%		1.58%	(0.69%)	128%
-	-	-	-	56.60	14.51%		368,886	1.58%		1.58%	(0.51%)	155%

-	-	-	-	10.37	(49.83%)		383,856	1.20%		1.20%	0.14%	126%
(0.57)	-	(0.57)	-	20.67	5.88	%(b)	885,076	1.17%		1.17%	(0.40%)	127%
(0.37)	-	(0.37)	-	20.05	16.68%		650,939	1.22%		1.22%	(0.38%)	124%
(0.34)	-	(0.34)	-	17.55	21.65%		585,262	1.12%		1.12%	(0.26%)	89%
-	-	-	-	14.72	15.45%		156,053	1.37%		1.37%	(0.33%)	148%

-	(0.03)	(0.03)	-	19.76	(19.48%)		73,708	1.16%		1.16%	1.23%	90%
(4.31)	(0.11)	(4.42)	-	24.59	(24.59	%)(b)	94,933	1.07%		1.07%	0.10%	102%
(8.26)	-	(8.26)	-	37.65	9.12%		137,236	1.09%		1.09%	0.31%	106%
(5.10)	-	(5.10)	-	42.42	25.58%		132,193	1.09%		1.09%	(0.37%)	101%
(9.12)	-	(9.12)	-	38.44	15.37%		110,634	1.12%		1.12%	(0.25%)	86%

(0.89)	(0.21)	(1.10)	0.01	10.50	(23.47	%)(b)	342,923	0.79%		0.75%	1.27%	42%
(0.65)	(0.04)	(0.69)	0.01	15.33	(21.72	%)(b)	721,412	0.66%		0.66%	0.79%	29%
(0.37)	(0.08)	(0.45)	0.01	20.36	10.08%		1,162,416	0.67%		0.67%	0.53%	34%
(0.53)	(0.03)	(0.56)	0.01	18.94	15.13%		1,087,750	0.65%		0.65%	0.27%	27%
(0.15)	(0.03)	(0.18)	0.01	16.96	6.12%		593,883	0.73%		0.73%	0.15%	13%

www.bridgeway.com	129

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the year indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

MICRO-CAP LIMITED

Year Ended June 30, 2009	$7.05	$0.06	$(2.35)	$(2.29)
Year Ended June 30, 2008	8.56	0.03	(1.53)	(1.50)
Year Ended June 30, 2007	11.10	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2006	11.09	(0.13)	1.81	1.68
Year Ended June 30, 2005	10.75	(0.13)	2.45	2.32

SMALL-CAP GROWTH

Year Ended June 30, 2009	13.95	0.03	(5.52)	(5.49)
Year Ended June 30, 2008	16.01	(0.03)	(2.03)	(2.06)
Year Ended June 30, 2007	14.75	(0.04)	1.30	1.26
Year Ended June 30, 2006	12.08	(0.03)	2.70	2.67
Year Ended June 30, 2005	10.84	(0.07)	1.31	1.24

SMALL-CAP VALUE

Year Ended June 30, 2009	15.86	0.08	(6.14)	(6.06)
Year Ended June 30, 2008	18.74	0.03	(2.91)	(2.88)
Year Ended June 30, 2007	16.02	(0.03)	2.75	2.72
Year Ended June 30, 2006	12.78	-	3.24	3.24
Year Ended June 30, 2005	10.46	(0.02)	2.34	2.32

LARGE-CAP GROWTH

Year Ended June 30, 2009	13.73	0.06	(4.66)	(4.60)
Year Ended June 30, 2008	14.12	0.06	(0.41)	(0.35)
Year Ended June 30, 2007	12.11	0.03	2.02	2.05
Year Ended June 30, 2006	11.00	0.04	1.07	1.11
Year Ended June 30, 2005	10.63	-	0.37	0.37

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return may have been lower had various fees not been waived during the period.

See Notes to Financial Statements

130	Annual Report | June 30, 2009

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets End of Year (000’s)	Expenses Before Waivers and Reimbursements	Expenses After Waivers and Reimbursements	Net Investment Income (Loss) After Waivers and Reimbursements	Portfolio Turnover Rate

$-	$(0.01)	$(0.01)	$4.75	(32.41%)		$24,719	0.87%	0.87%	1.13%	151%
-	(0.01)	(0.01)	7.05	(17.49	%)(b)	38,136	0.75%	0.75%	0.36%	147%
(2.21)	-	(2.21)	8.56	(3.37%)		62,244	0.84%	0.84%	(0.09%)	133%
(1.67)	-	(1.67)	11.10	14.72%		80,711	1.60%	1.60%	(1.05%)	125%
(1.98)	-	(1.98)	11.09	22.94%		66,637	1.75%	1.75%	(1.27%)	87%

-	-	-	8.46	(39.35%)		71,697	0.94%	0.94%	0.29%	75%
-	-	-	13.95	(12.87	%)(b)	144,668	0.87%	0.87%	(0.20%)	63%
-	-	-	16.01	8.54%		172,395	0.92%	0.92%	(0.31%)	37%
-	-	-	14.75	22.10%		275,278	0.81%	0.81%	(0.19%)	41%
-	-	-	12.08	11.44	%(b)	55,704	1.08%	0.94%	(0.68%)	51%

-	(0.07)	(0.07)	9.73	(38.15%)		132,229	0.92%	0.92%	0.75%	83%
-	-	-	15.86	(15.37	%)(b)	331,648	0.83%	0.83%	0.18%	73%
-	-	-	18.74	16.98%		280,177	0.88%	0.88%	(0.19%)	58%
-	-	-	16.02	25.35%		360,120	0.77%	0.77%	(0.03%)	49%
-	-	-	12.78	22.18	%(b)	68,545	1.07%	0.94%	(0.32%)	57%

-	(0.07)	(0.07)	9.06	(33.43%)		70,534	0.82%	0.82%	0.63%	49%
-	(0.04)	(0.04)	13.73	(2.50	%)(b)	174,813	0.71%	0.71%	0.39%	37%
-	(0.04)	(0.04)	14.12	16.98%		138,138	0.78%	0.78%	0.25%	39%
-	-	-	12.11	10.09%		103,861	0.82%	0.82%	0.31%	26%
-	-	-	11.00	3.48	%(b)	42,988	1.03%	0.84%	(0.04%)	20%

www.bridgeway.com	131

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the year indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

LARGE-CAP VALUE

Year Ended June 30, 2009	$13.63	$0.23	$(3.89)	$(3.66)
Year Ended June 30, 2008	17.07	0.22	(2.94)	(2.72)
Year Ended June 30, 2007	14.41	0.17	2.64	2.81
Year Ended June 30, 2006	12.70	0.17	1.69	1.86
Year Ended June 30, 2005	11.11	0.14	1.55	1.69

BLUE CHIP 35 INDEX

Year Ended June 30, 2009	7.21	0.15	(1.51)	(1.36)
Year Ended June 30, 2008	8.52	0.19	(1.39)	(1.20)
Year Ended June 30, 2007	7.21	0.16	1.26	1.42
Year Ended June 30, 2006	6.86	0.14	0.32	0.46
Year Ended June 30, 2005	7.02	0.14	(0.18)	(0.04)

BALANCED

Year Ended June 30, 2009	12.58	0.18	(1.69)	(1.51)
Year Ended June 30, 2008	12.95	0.29	(0.49)	(0.20)
Year Ended June 30, 2007	12.65	0.28	0.44	0.72
Year Ended June 30, 2006	11.92	0.22	0.73	0.95
Year Ended June 30, 2005	11.30	0.14	0.66	0.80

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return may have been lower had various fees not been waived during the period.

See Notes to Financial Statements

132	Annual Report | June 30, 2009

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return		Net Assets End of Year (000’s)	Expenses Before Waivers and Reimbursements	Expenses After Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements	Portfolio Turnover Rate

$-	$(0.23)	$(0.23)	$9.74	(26.88	%)(b)	$27,996	0.98%	0.84%	2.20%	65%
(0.51)	(0.21)	(0.72)	13.63	(16.46	%)(b)	54,144	0.80%	0.79%	1.38%	28%
-	(0.15)	(0.15)	17.07	19.57%		86,095	0.79%	0.79%	1.08%	34%
-	(0.15)	(0.15)	14.41	14.69	%(b)	87,718	0.86%	0.84%	1.18%	23%
-	(0.10)	(0.10)	12.70	15.22	%(b)	27,476	1.10%	0.84%	1.24%	30%

-	(0.19)	(0.19)	5.66	(18.77	%)(b)	188,012	0.25%	0.15%	2.58%	86%
-	(0.11)	(0.11)	7.21	(14.28	%)(b)	250,988	0.22%	0.15%	2.35%	12%
-	(0.11)	(0.11)	8.52	19.81	%(b)	99,082	0.35%	0.15%	1.98%	11%
-	(0.11)	(0.11)	7.21	6.64	%(b)	42,471	0.47%	0.15%	1.90%	41%
-	(0.12)	(0.12)	6.86	(0.59	%)(b)	34,612	0.56%	0.15%	2.07%	20%

(0.52)	(0.36)	(0.88)	10.19	(11.66	%)(b)	47,299	1.01%	0.94%	1.72%	51%
-	(0.17)	(0.17)	12.58	(1.57	%)(b)	75,417	0.88%	0.88%	2.23%	44%
(0.15)	(0.27)	(0.42)	12.95	5.87	%(b)	87,056	0.98%	0.94%	2.16%	27%
(0.11)	(0.11)	(0.22)	12.65	8.01%		85,340	0.94%	0.94%	1.81%	51%
(0.10)	(0.08)	(0.18)	11.92	7.15	%(b)	42,264	1.19%	0.94%	1.20%	126%

www.bridgeway.com	133

NOTES TO FINANCIAL STATEMENTS

June 30, 2009

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, which currently has 11 investment funds (collectively, the “Funds”): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index, and Balanced Funds.

Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares have been classified in the Ultra-Small Company Market Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Balanced Fund. All shares outstanding currently represent Class N shares.

The Aggressive Investors 1 Fund is closed to new investors. The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

The Blue Chip 35 Index and Large-Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

The Balanced Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and Other Investments Valuation  Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

134	Annual Report | June 30, 2009

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Effective July 1, 2008, the Funds adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Funds’ net assets or results of operations upon adoption. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities maturing in sixty days or less are generally valued at amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

	LEVEL 1—Quoted Prices			LEVEL 2—Other Significant Observable Inputs			Total**
Bridgeway Fund	Investment Securities		Other Financial Instruments*	Investment Securities		Other Financial Instruments*	Investment Securities	Other Financial Instruments*
	Common Stocks	Exchange Traded Funds		Money Market Funds	Debt Securities
Aggressive Investors 1	$115,359,690	$-	$-	$37,901	$-	$60	$115,397,591	$60
Aggressive Investors 2	379,393,630	-	(70,000)	8,471,097	-	-	387,864,727	(70,000)
Ultra-Small Company	68,127,895	-	-	4,241,586	-	-	72,369,481	-
Ultra-Small Company Market	336,328,835	6,251,000	-	4,724,634	-	-	347,304,469	-
Micro-Cap Limited	24,607,064	-	-	33,079	-	-	24,640,143	-
Small-Cap Growth	75,674,261	-	-	232,225	-	1,844	75,906,486	1,844
Small-Cap Value	132,296,752	-	-	13,034	-	-	132,309,786	-
Large-Cap Growth	70,723,286	-	-	774,928	-	-	71,498,214	-
Large-Cap Value	27,994,719	-	-	375,298	-	-	28,370,017	-
Blue Chip 35 Index	187,948,932	-	-	-	-	-	187,948,932	-
Balanced	25,150,558	-	(657,691)	3,973,080	20,040,493	-	49,164,131	(657,691)

*	Other financial instruments are derivative instruments not reflected in the schedules of investments, such as futures, forwards, options written, and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
**	At June 30, 2009, there were no Level 3 securities.

Further details on the major security types listed above can be found in the Schedules of Investments.

www.bridgeway.com	135

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009

In April 2009, the FASB issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“FSP 157-4”). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. There was no impact to the Fund’s net assets, fair value measurements or results of operations upon adoption, however, these accounting standards do require additional disclosures.

Securities Lending  Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of June 30, 2009, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Securities Received as Collateral

Aggressive Investors 1	$27,252,764	$28,246,143
Aggressive Investors 2	$84,570,324	$86,639,448
Ultra-Small Company	$9,985,874	$11,355,046
Ultra-Small Company Market	$49,041,580	$54,316,970
Micro-Cap Limited	$5,290,151	$5,541,124
Small-Cap Growth	$23,681,261	$24,377,304
Small-Cap Value	$26,554,922	$38,342,240
Large-Cap Growth	$22,916,112	$23,664,037
Large-Cap Value	$7,424,464	$7,714,855
Balanced	$8,402,537	$8,746,804

It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2009 the collateral consisted of overnight commercial paper, institutional money market funds and a time deposit.

Federal Income Taxes  It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code applicable to registered investment companies and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

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Security Transactions, Expenses, Gains and Losses and Allocations  Fund expenses that are not series specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Balanced Fund, discounts and premiums are accreted/amortized on the effective interest method.

Derivatives.  In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for periods and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. The Funds adopted SFAS 161 in the current reporting period.

The Funds’ use of derivatives for the fiscal year ended June 30, 2009 was limited to futures contracts, total return swaps and purchasing or writing options. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Asset Derivatives		Liability Derivatives
Fund/Financial Instrument Type	Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value
Aggressive Investors 1
Other	Receivable, Total Return Swap	$60		$-

Aggressive Investors 2
Equity Contracts		-	Covered Call Options Written	70,000

Small-Cap Growth Fund
Other	Receivable, Total Return Swap	1,804		-

Balanced Fund
Equity Contracts		-	Covered Call Options Written	321,508

			Put Options Written	336,183

Fund/Financial Instrument Type	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Aggressive Investors 1
Equity Contracts	Realized gain on Written Options	$3,420,309	$-
	Realized loss on Swaps	(665,220)
Other	Change in Unrealized Depreciation on Swaps	-	(50,564)

Aggressive Investors 2
Equity Contracts	Realized gain on Written Options Change in Unrealized Appreciation on Written Options	4,134,066	58,842

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Fund/Financial Instrument Type	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Small-Cap Growth Fund
Other	Realized loss on Swaps Change in Unrealized Appreciation on Swaps	$(102,966)	$87,406

Small-Cap Value Fund
Other	Realized gain on Swaps Change in Unrealized Depreciation on Swaps	186,626	(70,547)

Balanced Fund
Equity Contracts	Realized gain on Written Options Change in Unrealized Appreciation on Written Options	2,577,704	15,424
	Realized Gain on Futures Contracts	4,780,790

Futures Contracts  The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized and unrealized gains or losses on futures is isolated on the statement of operations. As of June 30, 2009, the Funds had no open futures contracts.

Options  The Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may buy and sell calls and puts to increase or decrease each Fund’s exposure to stock market risk or for purposes of diversification of risk. The Balanced Fund may buy and sell calls and puts to reduce the fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

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June 30, 2009

Covered Call Options and Secured Puts  The Aggressive Investors 1, Aggressive Investors 2, and Balanced Funds may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. As of June 30, 2009 the Aggressive Investors 2 and Balanced Funds had outstanding written options as summarized below.

A summary of the options transactions written by each of the Funds is as follows:

	Aggressive Investors 1 Fund Written Call Options		Aggressive Investors 1 Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2008	-	$-	-	$-
Positions Opened	4,144	3,856,016	500	65,805
Exercised	(130)	(110,089)	(500)	(65,805)
Expired	(1,040)	(674,494)
Closed	(2,974)	(3,071,433)

Outstanding, June 30, 2009	-	$-	-	$-

Market Value, June 30, 2009		$-		$-

	Aggressive Investors 2 Fund Written Call Options		Aggressive Investors 2 Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2008	-	$-	-	$-
Positions Opened	5,860	5,329,220	1,300	171,092
Exercised	(630)	(540,459)	(1,300)	(171,092)
Expired	(1,291)	(648,216)	-	-
Closed	(3,739)	(4,011,703)	-	-

Outstanding, June 30, 2009	200	$128,842	-	$-

Market Value, June 30, 2009		$70,000		$-

	Balanced Fund Written Call Options		Balanced Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2008	4,223	$729,973	1,695	$594,878
Positions Opened	16,558	3,913,531	15,879	3,539,142
Exercised	(3,424)	(828,303)	(4,012)	(1,147,410)
Expired	(12,513)	(2,944,950)	(6,174)	(1,449,525)
Closed	(2,277)	(477,706)	(3,968)	(1,009,407)

Outstanding, June 30, 2009	2,567	$392,545	3,420	$527,678

Market Value, June 30, 2009		$321,508		$336,183

Swaps.  Each Fund may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds, and is settled in cash monthly.

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The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. The following total return swaps were open as of June 30, 2009:

Portfolio	Swap Counterparty	Notional Principal	Maturity Date	Net Unrealized Gain\(Loss)

Aggressive Investors 1	ReFlow Management Co.	$400,910	July 1, 2009	$60

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3.	Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Aggressive Investors 2:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% from $500 million to $1 billion, and 0.80% over $1 billion.

The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.30% to a maximum of +0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company:  The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

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June 30, 2009

Ultra-Small Company Market:  The Fund’s management fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Micro-Cap Limited:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the advisory fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Small-Cap Growth and Small-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth and Large-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index for Large-Cap Growth Fund and the Russell 1000 Value Index for the Large-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index:  The Fund’s management fee is a flat 0.08% of the value of the Fund’s average daily Net Assets, computed daily and payable monthly.

Balanced:  The Fund’s management fee is a flat 0.60% of the value of the Funds average daily Net Assets, computed daily and payable monthly.

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Expense limitations:  At a special meeting on March 31, 2005, shareholders of the Funds approved amendments to the Management Agreements detailing expense limitations. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the fiscal year ended June 30, 2009. All expense limitations and total reimbursements for the fiscal year ended June 30, 2009, are shown below.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 06/30/09

Aggressive Investors 1	1.80%	$-
Aggressive Investors 2	1.75%	-
Ultra-Small Company	2.00%	-
Ultra-Small Company Market	0.75%	162,157
Micro-Cap Limited	1.85%	-
Small-Cap Growth	0.94%	-
Small-Cap Value	0.94%	-
Large-Cap Growth	0.84%	-
Large-Cap Value	0.84%	50,675
Blue Chip 35 Index	0.15%	190,634
Balanced	0.94%	41,671

Other Related Party Transactions:  On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. During the fiscal year ended June 30, 2009, the Small-Cap Growth Fund had an inter-portfolio purchase of $679,112 and the Small-Cap Value Fund had an inter-portfolio sale of $679,112. The Large-Cap Growth Fund had inter-portfolio purchases of $1,202,271 and the Large-Cap Value Fund had inter-portfolio sales of $1,202,271. No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2009 by the Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, and Balanced Funds.

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the SEC; (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain recordkeeping services. Prior to July 1, 2009, for its services to the Funds, the Adviser was paid an aggregate annual fee of $635,000 payable in equal monthly installments. Effective July 1, 2009, the Adviser will be paid an aggregate annual fee of $535,000 payable in equal monthly installments.

One director of the Funds, John Montgomery, is an owner and director of the Adviser. Another director of the Fund, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of the Funds. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

Board of Directors Compensation  Independent Directors are paid an annual retainer of $8,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. Independent Director meeting fees are $6,000 per meeting.

The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the fiscal year ended June 30, 2009, total reimbursements made, across all of the Funds, was $3,310. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

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June 30, 2009

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated March, 31 2009. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Bridgeway Fund for fiscal year ended June 30, 2009 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	-	$237,868,812	-	$274,530,063
Aggressive Investors 2	-	$618,548,092	-	$675,169,818
Ultra-Small Company	-	$59,904,690	-	$59,304,717
Ultra-Small Company Market	-	$168,804,031	-	$365,306,563
Micro-Cap Limited	-	$41,296,245	-	$41,652,590
Small-Cap Growth	-	$71,257,947	-	$79,436,923
Small-Cap Value	-	$164,564,551	-	$230,176,714
Large-Cap Growth	-	$53,118,696	-	$84,826,563
Large-Cap Value	-	$23,272,565	-	$34,538,508
Blue Chip 35 Index	-	$164,502,407	-	$178,326,605
Balanced	$498,519	$22,601,495	$5,137,953	$21,500,954

6. Federal Income Taxes

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2009, were as follows:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
As of June 30, 2009
Gross appreciation (excess of value over tax cost)	$8,099,230	$28,981,918	$15,385,225
Gross depreciation (excess of tax cost over value)	(7,098,592)	(39,416,499)	(8,532,801)

Net unrealized appreciation (depreciation)	$1,000,638	$(10,434,581)	$6,852,424

Cost of investments for income tax purposes	$114,396,953	$398,229,308	$65,517,057

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
As of June 30, 2009
Gross appreciation (excess of value over tax cost)	$89,287,773	$4,027,881	$12,886,247	$18,698,427
Gross depreciation (excess of tax cost over value)	(61,000,241)	(1,908,212)	(5,176,406)	(16,831,335)

Net unrealized appreciation	$28,287,532	$2,119,669	$7,709,841	$1,867,092

Cost of investments for income tax purposes	$319,016,937	$22,520,474	$68,196,645	$130,442,694

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	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
As of June 30, 2009
Gross appreciation (excess of value over tax cost)	$6,458,659	$2,863,200	$15,267,490	$4,214,233
Gross depreciation (excess of tax cost over value)	(12,199,736)	(2,271,557)	(33,331,375)	(4,769,365)

Net unrealized appreciation (depreciation)	$(5,741,077)	$591,643	$(18,063,885)	$(555,132)

Cost of investments for income tax purposes	$77,239,291	$27,778,374	$206,012,817	$49,061,572

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2009 and June 30, 2008, respectively, are as follows:

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Long Term Capital Gain	$1,868,083	$59,135,745	$-	$21,016,161

Total	$1,868,083	$59,135,745	$-	$21,016,161

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Ordinary income	$114,124	$394,104	$6,894,767	$2,258,281
Long Term Capital Gain	-	15,085,219	28,745,392	34,714,496

Total	$114,124	$15,479,323	$35,640,159	$36,972,777

	Micro-Cap Limited		Small-Cap Value
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Ordinary income	$76,498	$99,874	$1,307,246	$-

Total	$76,498	$99,874	$1,307,246	$-

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June 30, 2009

	Large-Cap Growth		Large-Cap Value
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Ordinary income	$732,353	$501,206	$822,272	$935,266
Long Term Capital Gain	-	-	-	2,259,546

Total	$732,353	$501,206	$822,272	$3,194,812

	Blue Chip 35 Index		Balanced
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Ordinary income	$5,724,513	$2,216,904	$2,683,137	$1,132,035
Long Term Capital Gain	-	-	1,939,390	-

Total	$5,724,513	$2,216,904	$4,622,527	$1,132,035

There were no distributions paid from Small-Cap Growth Fund.

At June 30, 2009, the Funds had available for tax purposes, capital loss carryovers as follows:

	Aggressive Investor 1	Aggressive Investor 2	Ultra-Small Company
Expiring 6/30/2016	$-	$-	$3,822,016
6/30/2017	11,662,159	56,263,750	11,429,146

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
Expiring 6/30/2013	$-	$-	$-	$948,551
6/30/2015	-	1,910,229	9,909,411	-
6/30/2016	-	1,720,318	-	1,491,117
6/30/2017	18,833,238	4,648,974	7,823,854	32,945,776

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index
Expiring 6/30/2010	$-	$-	$429,064
6/30/2011	-	-	337,509
6/30/2012	-	-	327,296
6/30/2013	2,323,531	-	282,192
6/30/2014	2,412,639	-	402,963
6/30/2015	-	-	418,882
6/30/2016	1,302,044	-	31,461
6/30/2017	7,385,621	3,172,735	28,604,419

There are no capital loss carryovers for Balanced Fund as of June 30, 2009.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009

Components of Net Assets (Tax Basis)  As of June 30, 2009, the components of net assets on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Accumulated Net Investment Income (Loss)	$930,086	$641,017	$837,591
Accumulated Net Realized Gain (Loss) on Investments*	(96,791,855)	(264,967,518)	(30,172,629)
Net unrealized appreciation/depreciation of investments	1,000,638	(10,434,581)	6,852,424

Total	$(94,861,131)	$(274,761,082)	$(22,482,614)

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth
Accumulated Net Investment Income (Loss)	$5,060,402	$300,329	$252,147
Accumulated Net Realized Gain (Loss) on Investments*	(38,938,935)	(17,647,813)	(53,645,119)
Net unrealized appreciation/depreciation of investments	28,287,532	2,119,669	7,709,841

Total	$(5,591,001)	$(15,227,815)	$(45,683,131)

	Small-Cap Value	Large-Cap Growth	Large-Cap Value
Accumulated Net Investment Income (Loss)	$492,110	$211,705	$327,118
Accumulated Net Realized Gain (Loss) on Investments*	(102,467,183)	(47,845,394)	(9,507,349)
Net unrealized appreciation/depreciation of investments	1,867,092	(5,741,077)	591,643

Total	$(100,107,981)	$(53,374,766)	$(8,588,588)

	Blue Chip 35 Index	Balanced
Accumulated Net Investment Income (Loss)	$2,031,950	$423,617
Accumulated Net Realized Gain (Loss) on Investments*	(58,422,645)	(7,730,576)
Net unrealized appreciation/depreciation of investments	(18,063,885)	(555,132)

Total	$(74,454,580)	$(7,862,091)

*	Includes losses incurred in the period November 1, 2008 through June 30, 2009 which the Fund has elected to defer to its fiscal year ending June 30, 2010. Post October Losses - Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Aggressive Investors 1 Fund, The Aggressive Investors 2 Fund, The Ultra-Small Company Fund, The Ultra-Small Company Market Fund, The Micro-Cap Limited Fund, The Small-Cap Growth Fund, The Small-Cap Value Fund, The Large-Cap Growth Fund, The Large-Cap Value Fund, The Blue-Chip 35 Index Fund, and The Balanced Fund had deferred post October losses of $85,129,697, $208,703,768, $14,921,468, $20,105,697, $9,368,292, $35,911,854, $67,081,739, $34,421,559, $6,334,614, $27,588,859, and $7,730,575 respectively.

For the year ended June 30, 2009, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-in-Capital	$-	$-	$-
Accumulated Net Investment Income (Loss)	(665,220)	(10)	(10)
Accumulated Net Realized Gain (Loss)	665,220	10	10

	Small-Cap Growth	Small-Cap Value
Paid-in-Capital	$-	$70,547
Accumulated Net Investment Income (Loss)	(102,966)	116,079
Accumulated Net Realized Gain (Loss)	102,966	(186,626)

	Blue Chip 35 Index	Balanced
Paid-in-Capital	$(100,306)	$47,069
Accumulated Net Investment Income (Loss)	-	(68,811)
Accumulated Net Realized Gain (Loss)	100,306	21,742

146	Annual Report | June 30, 2009

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses, the deduction of equalization debits for tax purposes, and certain expenses.

At June 30, 2009 the Funds did not record any liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

7. Line of Credit

Certain Bridgeway Funds established a line of credit agreement (“Facility”) with PNC Bank, NA, (the “Bank” or “Lender”) which matures on October 6, 2009 and is renewable annually at the Bank’s option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to $5,000,000 in total for all Funds (except Aggressive Investors 1 and Aggressive Investors 2 Funds), or 33 1/3% of a Fund’s net assets. Borrowings under the line of credit bear interest based on the Lender’s Prime Rate. Principal is due fifteen days after each advance and at Maturity. Interest is payable monthly in arrears. No Fund had borrowings under the Facility during the year ended June 30, 2009.

8. Redemption Fees

Prior to October 31, 2008, a 2.00% redemption fee could be charged on shares held less than six months or for redemptions in a down market, subject to a maximum combined redemption fee of 2% in Ultra-Small Company Market Fund. In Blue Chip 35 Index Fund a 1.00% redemption fee could be charged on redemptions in a down market.

At a Board Meeting held on August 15, 2008, the Board of Directors elected to eliminate the redemption fee for redemptions in a down market for both the Ultra-Small Company Market Fund and Blue Chip 35 Index Fund effective October 31, 2008. However, a 2% redemption fee on shares held less than six months in the Ultra-Small Company Market Fund remains in effect.

9. New Accounting Pronouncements

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it will not have a significant impact on the determination or reporting of the Funds’ financial statements.

10. Subsequent Events

In May 2009, The FASB issued SFAS No. 165, “Subsequent Events” (“SFAS No. 165”). The Funds have adopted SFAS No. 165 with these financial statements. SFAS No. 165 requires the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires the Funds to disclose the date through which subsequent events have been evaluated. Management has evaluated subsequent events through the issuance of the Funds’ financial statements on August 27, 2009 and has noted no such events.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund, each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period the ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund as of June 30, 2009, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two year period then ended, and financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

August 27, 2009

148	Annual Report | June 30, 2009

OTHER INFORMATION

June 30, 2009 (unaudited)

1. Shareholder Tax Information

Certain tax Information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2009. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2008.

During the fiscal year ended June 30, 2009, the following percentages of dividends paid by each Fund from net investment income qualified for the corporate dividends received deduction and met the requirements regarding qualified dividend income:

	Ultra-Small Company	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Value
Corporate Dividends Received Deduction	92.83%	80.80%	100.00%	95.18%
Qualified Dividend Income	93.32%	80.50%	100.00%	93.89%
Qualified Interest Related Dividends	26.35%	0.00%	0.00%	0.00%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%	0.00%

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
Corporate Dividends Received Deduction	100.00%	100.00%	84.66%	41.96%
Qualified Dividend Income	100.00%	100.00%	84.56%	42.00%
Qualified Interest Related Dividends	0.00%	0.00%	0.00%	79.72%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%	100.00%

During the fiscal year ended June 30, 2009, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits as summarized below:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market	Micro-Cap Limited
Ordinary Income Distributions	$-	$-	$114,124	$6,894,767	$76,498
Equalization Debits Included in Ordinary Income Distributions	-	-	-	-	-
Long-Term Capital Gain Distributions	1,868,083	-	-	28,745,392	-
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	-	-	-

	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
Ordinary Income Distributions	$1,307,246	$732,353	$822,272	$5,724,513	$2,683,137
Equalization Debits Included in Ordinary Income Distributions	-	-	-	-	47,069
Long-Term Capital Gain Distributions	-	-	-	-	1,939,390
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	-	-	-

See Note #6 of Notes to Financial Statements for distributions paid during the fiscal year.

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2009 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

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OTHER INFORMATION (continued)

June 30, 2009 (unaudited)

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Investment Advisory Agreement Approval

At a meeting held on June 26, 2009 (the “Meeting”), the Board of Directors (“Board”), including a majority of the non-interested or independent Directors, (hereinafter, “Directors”) approved the renewal of the investment management agreement (the “Advisory Agreement”) between Bridgeway Capital Management, Inc. (the “Adviser”) and each Fund.

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund, the Board considered information provided specifically in relation to the renewal of the Advisory Agreement for the Meeting. In response to specific requests from the independent Directors in connection with the Meeting, the Adviser furnished, and the Board considered, information including, but not limited to, the following: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (the “peer funds”); (2) the nature, extent and quality of services provided by the Adviser to the Funds, including investment advisory and administrative services to the Funds; (3) the actual management fees paid by each Fund to the Adviser; (4) the costs of providing services to each Fund and the profitability of the Adviser from the relationship with each Fund; and (5) any “fall out” or ancillary benefits accruing to the Adviser as a result of the relationship with each Fund. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also evaluated the answers to questions posed by the independent Directors to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the independent Directors received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreement for all of the Funds was considered at the same Board meeting, the Directors addressed each Fund separately during the Meeting.

Based on all of the information presented, the Board, including a majority of its independent Directors, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement are reasonable in relation to the services that are provided under the Advisory Agreement. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determinations to approve the continuance of the Advisory Agreement for each Fund. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decisions to approve the continuance of the Advisory Agreement for each Fund.

Nature, Extent and Quality of Services.  In examining the nature, extent and quality of the services provided by the Adviser, the independent Directors were pleased that the Funds continue to have access to the Adviser’s specialized skills in quantitative analysis and active and passive investment management and trading, and viewed those skills as relatively unique within the investment management industry. The independent Directors were satisfied that staffing levels at the Adviser were adequate and appropriate in view of the Funds’ operations. The independent Directors noted that the Adviser devotes most of its personnel time to managing the Funds, as they represent approximately half of the Adviser’s business operations. The independent Directors also noted that there have been no significant changes in personnel that provide services to the Funds other than the addition of a new partner to the investment management team in March 2009. The independent Directors also considered that, in addition to providing investment management services to the Funds, the Adviser is also responsible for developing and maintaining policies and procedures to ensure that the Funds comply with applicable rules and regulations.

150	Annual Report | June 30, 2009

OTHER INFORMATION (continued)

June 30, 2009 (unaudited)

Finally, the independent Directors considered that the Adviser provides certain administrative services under the Administrative Services Agreement approximately at cost to the Funds. Based on the information considered, the Board concluded that the nature, extent and quality of the Adviser’s services supported approval of the Advisory Agreement.

Investment Performance.  The independent Directors reviewed performance information as of March 31, 2009 for each Fund. With regard to the Aggressive Investors 1 Fund, the independent Directors noted that: (i) the Fund has outperformed its benchmark index for the past ten year period as well as since inception; and (ii) the Fund’s performance for the past three and five year periods has lagged both peer funds and its benchmark index primarily due to underperformance during the past twelve months in the current economic crisis although the Fund was outperforming its peer funds and benchmark index for the three year period, five year period and since inception period as of March 31, 2008. With regard to the Aggressive Investors 2 Fund, the independent Directors noted that: (i) the Fund has outperformed its peer funds and benchmark index for the past five years; (ii) the Fund has outperformed its benchmark index since inception; and (iii) the Fund’s performance for the past three years has lagged both peer funds and its benchmark index primarily due to underperformance during the past twelve months in the current economic crisis. With regard to the Ultra-Small Company Fund, the independent Directors noted that: (i) the Fund has outperformed its peer funds for the past five year period, although it has lagged its peer funds for the past three year period; and (ii) the Fund has outperformed its benchmark index for the past three year period, five year period and ten year period as well as since inception. With regard to the Ultra-Small Company Market Fund, the independent Directors noted that the Fund has outperformed its primary benchmark for the past three year period, five year period and ten year period as well as since inception although the Fund’s performance has lagged its peer funds for the past three year period and five year period. The independent Directors also noted that the Ultra-Small Company Market Fund is a passively managed fund that is managed against its benchmark index and that performance exceeding its benchmark index for all of the periods reported is extraordinary for a passively managed fund. With regard to the Micro-Cap Limited Fund, the independent Directors noted that the Fund has outperformed its benchmark index for the past ten year period as well as since inception, although performance for the other periods has lagged its peer funds and benchmark index. With regard to the Small-Cap Growth Fund, Small-Cap Value Fund and Large-Cap Growth Fund, the independent Directors noted that each Fund’s performance for the past three and five year periods has lagged both peer funds and its benchmark index and has also lagged its benchmark index since inception and also noted that this lag in performance is primarily due to underperformance during the past twelve months in the current economic crisis although each Fund was outperforming its peer funds for the three year period and outperforming its benchmark index for the three year period and the since inception period as of March 31, 2008. With regard to the Large-Cap Value Fund, the independent Directors noted that: (i) the Fund has outperformed its peer funds for the past five year period, although it slightly lagged its peer funds for the past three year period; and (ii) the Fund has outperformed its benchmark index for the past three year period and five year period as well as since inception. With regard to the Balanced Fund, the independent Directors noted that: (i) the Fund has matched the performance of its benchmark index since inception; and (ii) the Fund’s performance for the past three and five year periods has lagged both peer funds and its benchmark index primarily due to underperformance during the past twelve months in the current economic crisis although the Fund was outperforming its peer funds for the three year period and five year period and outperforming its benchmark index for the five year period and since inception period as of March 31, 2008. With regard to the Blue Chip 35 Index Fund, the independent Directors noted that the Fund has outperformed its peer funds for the past three year period and five year period and outperformed its benchmark index for the past three year period and ten year period as well as since inception.

Fees and Expenses.  The independent Directors were satisfied with the reasonableness of the management fees and favorable overall expense levels of each of the Funds, and believed that the fee and expense levels were consistent with the Adviser’s long-standing goal of providing low cost funds. The management fees of the Aggressive Investors 1 Fund and Aggressive Investors 2 Fund are performance-based fees that adjust higher or lower in a range in response to investment results. As a result of the performance fees and the recent underperformance, the Aggressive Investors 1 Fund’s management fees are significantly lower than peer funds although the base management fee is comparable to peer funds. As a result of the performance fees and its long-term investment success, the Aggressive Investors 2 Fund paid higher management fees than fees paid by peer funds although the Fund’s base management fee is comparable to peer funds. The total expenses of the Aggressive Investors 1 Fund and Aggressive Investors 2 Fund are significantly lower than peer funds. The Ultra-Small Company Fund has no performance fee and the management fee is lower than peer funds and the total expenses were significantly lower than peer funds. The passively managed Ultra-Small Company Market Fund’s management fee was higher than the average of other passively-managed funds, but the independent Directors recognized that the fee was warranted because of the higher costs to manage and trade stocks in the ultra-small market capitalization and that the Fund was relatively unique among index funds based on its ultra-small focus. The independent Directors also noted that the total expenses

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OTHER INFORMATION (continued)

June 30, 2009 (unaudited)

of the Ultra-Small Company Market Fund were slightly higher than its peer funds. The management fees of the Micro-Cap Limited Fund also are performance-based fees that adjust higher or lower in a range in response to investment results. Due to the fact that the Micro-Cap Limited Fund is currently in a negative performance fee adjustment, the management fees and overall expenses of the Micro-Cap Limited Fund were significantly lower than the fees paid by peer funds. The Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund also have performance fees, but each Fund’s management fees and overall expenses were significantly lower than its peer funds. The Balanced Fund has no performance fee and its management fee is slightly lower than peer funds and total expenses were significantly lower than its peer funds. The Blue Chip 35 Index Fund has no performance fee and both the management fee and total expenses were significantly lower than peer funds, partly due to fee waivers and expense reimbursements by the Adviser.

In addition, the independent Directors considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain levels. The independent Directors also reviewed the fees the Adviser charged to other funds and separately managed accounts and evaluated the differences.

The foregoing comparisons assisted the independent Directors by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability.  The independent Directors reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the independent Directors considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2007 and December 31, 2008. The independent Directors also considered the Adviser’s representations that allocating expenses on a Fund-by-Fund basis to calculate Fund-by-Fund profitability is a subjective, and somewhat arbitrary process, since the Adviser does not track expenses or maintain staff on a Fund-by-Fund basis. The independent Directors also considered the Adviser’s representations that profit margins for calendar year 2008 were affected by the seven to one total compensation cap for the Adviser employees (i.e., no employee can make more than seven times the total compensation of the lowest paid employee) and the fact that expenses were reduced as a result of the decline in the liability for the Adviser’s phantom stock plan. The independent Directors noted that, as a business matter, the Adviser was entitled to earn reasonable profits for its services to the Funds.

Economies of Scale.  With regard to economies of scale, the independent Directors noted that the Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund and Micro-Cap Limited Fund each have fee breakpoints in their management fee schedules and that the Aggressive Investors 2 Fund has reached a size so that it already benefits from a reduced base management fee rate. The independent Directors noted that the Aggressive Investors 1 Fund, Ultra-Small Company Fund and Micro-Cap Limited Fund are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedules, the fee schedules are structured so that when the assets of the Funds increase, economies of scale may be shared for the benefit of shareholders. Although the Ultra-Small Company Market Fund does not have fee breakpoints in its management fee schedule, the Adviser noted that it believes that the Fund does not exhibit significant economies of scale because it involves intensive and time-consuming portfolio and trading management because trades are small and oftentimes less liquid so they may take longer to execute. As a result, the Adviser indicated that an increase in assets of the Ultra-Small Company Market Fund does not necessarily lead to economies of scale. Although the Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund do not have fee breakpoints in their management fee schedules, the Adviser indicated that these Funds were priced low relative to peers and ahead of the economies of scale curve at launch. In particular, these Funds’ management fees were aggressively priced from launch as if they had assets of $1 billion (in the case of the Small-Cap Growth and Small-Cap Value Funds) and $5 billion (in the case of the Large-Cap Growth and Large-Cap Value Funds). However, these four Funds had assets that were significantly below the $1 billion and $5 billion levels, as the case may be, at the time of the Meeting. With regard to both the Balanced Fund and Blue Chip 35 Index Fund, the Adviser noted that, although neither Fund has fee breakpoints in its management fee schedule, each Fund was priced low relative to peers and ahead of the economies of scale curve at launch. In view of asset sizes and fee structures, the independent Directors were satisfied that the opportunity to benefit from economies of scale was appropriately considered in the advisory fee schedules.

“Fall Out” or Ancillary Benefits.  In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the independent Directors noted that the Adviser continues to use no soft dollars and its administrative services to the Funds are structured to approximate an at-cost relationship.

152	Annual Report | June 30, 2009

OTHER INFORMATION (continued)

June 30, 2009 (unaudited)

Overall, the Directors were pleased to renew the Advisory Agreement with respect to each Fund. The Directors valued access by the Funds to the Adviser’s proprietary quantitative investment management services, relative investment performance and favorable fee levels and concluded that renewal of the Advisory Agreement was in the best interests of the Funds and their shareholders. They also expressed appreciation for the integrity and level of commitment of the Adviser’s personnel.

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DISCLOSURE OF FUND EXPENSES

June 30, 2009 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2009 and held until June 30, 2009.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide you’re account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/09	Ending Account Value at 6/30/09	Expense Ratio		Expenses Paid During Period* 1/1/09 - 6/30/09

Bridgeway Aggressive Investors 1

Actual Fund Return	$1,000.00	$1,039.30	-0.09%	***	$(0.46)
Hypothetical Fund Return	$1,000.00	$1,025.24	-0.09%	***	$(0.45)

Bridgeway Aggressive Investors 2

Actual Fund Return	$1,000.00	$1,059.20	1.24%		$6.33
Hypothetical Fund Return	$1,000.00	$1,018.65	1.24%		$6.21

Bridgeway Ultra Small Company Fund

Actual Fund Return	$1,000.00	$1,230.40	1.22%		$6.75
Hypothetical Fund Return	$1,000.00	$1,018.74	1.22%		$6.11

Bridgeway Ultra Small Company Market Fund

Actual Fund Return	$1,000.00	$1,090.30	0.75%		$3.89
Hypothetical Fund Return	$1,000.00	$1,021.08	0.75%		$3.76

Bridgeway Micro-Cap Limited Fund

Actual Fund Return	$1,000.00	$1,008.50	0.84%		$4.18
Hypothetical Fund Return	$1,000.00	$1,020.63	0.84%		$4.21

Bridgeway Small-Cap Growth Fund

Actual Fund Return	$1,000.00	$981.40	1.05%	**	$5.16
Hypothetical Fund Return	$1,000.00	$1,019.59	1.05%	**	$5.26

154	Annual Report | June 30, 2009

DISCLOSURE OF FUND EXPENSES (continued)

June 30, 2009 (unaudited)

	Beginning Account Value at 1/1/09	Ending Account Value at 6/30/09	Expense Ratio		Expenses Paid During Period* 1/1/09 - 6/30/09

Bridgeway Small-Cap Value Fund

Actual Fund Return	$1,000.00	$1,042.90	1.11%	**	$5.62
Hypothetical Fund Return	$1,000.00	$1,019.29	1.11%	**	$5.56

Bridgeway Large-Cap Growth Fund

Actual Fund Return	$1,000.00	$1,117.10	0.91%	**	$4.78
Hypothetical Fund Return	$1,000.00	$1,020.28	0.91%	**	$4.56

Bridgeway Large-Cap Value Fund

Actual Fund Return	$1,000.00	$992.90	0.84%		$4.15
Hypothetical Fund Return	$1,000.00	$1,020.63	0.84%		$4.21

Bridgeway Blue Chip 35 Fund

Actual Fund Return	$1,000.00	$1,040.40	0.15%		$0.76
Hypothetical Fund Return	$1,000.00	$1,024.05	0.15%		$0.75

Bridgeway Balanced Fund

Actual Fund Return	$1,000.00	$1,045.10	0.95%	**	$4.82
Hypothetical Fund Return	$1,000.00	$1,020.08	0.95%	**	$4.76

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.
**	The ratios presented may exceed the annualized expense limitation and do not correspond to the ratios reflected in the financial highlights due to the differing time periods being presented. For the fiscal year ended June 30, 2009, the Funds were at or below their expense limitations as stated in the Funds’ prospectus.
***	The expense ratio for Aggressive Investors 1 Fund is negative due to the negative performance adjustment of the investment advisory fee. The expense ratio for this period excluding the negative performance adjustment was 1.30%.

www.bridgeway.com	155

DIRECTORS & OFFICERS

June 30, 2009 (unaudited)

Independent Directors
Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 55	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	Continental Airlines, Inc., American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 54	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., 2004 to present.	Eleven	None

Miles Douglas Harper, III* Age 46	Director	Term: 1 Year Length: 1994 to Present.	Partner, 10/1998 to present, Gainer, Donnelly, Desroches, LLP.	Eleven	Calvert Social Investment Fund (8 Portfolios) Calvert Social Index Series, Inc. (1 Portfolio) Calvert Impact Fund2 (4 Portfolios) Calvert World Values Fund (3 Portfolios), Founders Bank, SSB

Evan Harrel Age 48	Director	Term: 1 Year Length: 2006 to Present.	Executive Director, Small Steps Nurturing Center, 8/2004 to present.	Eleven	None

“Interested” or Affiliated Directors and Officers
Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy[3] Age 45	President and Director	Term: 1 Year Length: 2003 to Present.	President, Bridgeway Funds, 6/2005 to present. Director, Secretary and Vice President, Bridgeway Capital Management, Inc., 12/2002 to present.	Eleven	None

John N. R. Montgomery[4] Age 53	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Vice President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 - 6/2005. President, Bridgeway Capital Management Inc., 7/1993 to present.	Eleven	None

156	Annual Report | June 30, 2009

DIRECTORS & OFFICERS (continued)

June 30, 2009 (unaudited)

Officers

Richard P. Cancelmo, Jr. Age 51	Vice President	Term: 1 Year Length: 2004 to Present.	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., 2000 to present.	None

Linda G. Giuffré Age 47	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., 5/2004 to present. Staff member, Bridgeway Capital Management, Inc., 5/2004 to present.	None

Deborah L. Hanna Age 44	Secretary	Term: 1 Year Length: 2/16/2007 to Present.	Self-employed, accounting and related projects for various organizations, 2001 - Present.	None

*	Independent Chairman
[1]	The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.
[2]	The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.
[3]	Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.
[4]	John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Board and is available, without charge, upon request by calling 1-800-661-3550.

www.bridgeway.com	157

BRIDGEWAY FUNDS, INC.

Citi Fund Services, LLC

PO Box 182218

Columbus, OH 43218-2218

(713) 661-3500 (800)-661-3550

CUSTODIAN

PNC Global Investment Services

8800 Tinicum Blvd., 4th Floor

Philadelphia, PA 19153

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit. During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ending June 30, 2009 and June 30, 2008 were $232,000 and $224,000, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2009 and $54,000 for the fiscal year ended June 30, 2008. Audit related services include agreed-upon procedures to assist Funds’ management in evaluating various internal control procedures and recordkeeping activities being performed by the Funds’ accounting agent.

(c)	Tax Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $22,000 for the fiscal year ended June 30, 2009 and $22,000 for the fiscal year ended June 30, 2008. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

(d)	All other Fees: The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraph (a) through (c) of this Item, were $0 for the fiscal year ended June 30, 2009 and $0 for the fiscal year ended June 30, 2008.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)	(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	None

(h)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(a) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BRIDGEWAY FUNDS, INC.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date 9/4/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date 9/4/09

By (Signature and Title)*	/s/ Linda Giuffre
Linda Giuffre
Treasurer and Principal Financial Officer

Date 9/4/09